UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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SIGNET JEWELERS LIMITED

(Name of Registrant as Specified In Its Charter)
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About Us

Signet Jewelers Limited is the world’s largest retailer of diamond jewelry. As a Purpose-driven and sustainability- focused Company, Signet is a participant in the United Nations Global Compact and adheres to its principles-based approach to responsible business. Signet operates eCommerce sites and approximately 2,600 stores under the name brands KAY Jewelers, Zales, Jared, Banter by Piercing Pagoda, Diamonds Direct, Blue Nile, James Allen, Rocksbox, Peoples Jewellers, H.Samuel, and Ernest Jones. Our sales derive from the retailing of jewelry, watches, and associated services. Signet’s shares are listed on the New York Stock Exchange (SIG).

Core Milestone and Romantic Gifting Jewelry	Inspired Luxury

America’s #1 jewelry destination for engagement rings and romantic gifts at great value to help you celebrate and express love as personal and unique as it feels for over 100 years.

Largest specialty jewellery brand in Canada catering to the Sentimental Gifter serving as love’s advocate and gifting expert, trusted for over 100 years.

	Luxury is now personal with this leading full-service jeweler offering accessible high-quality pieces, expert customization, and remarkable guest experiences.	Direct importers of high-quality natural diamonds offering an array of selection at extraordinary value, all in a luxurious guest-centric environment.
Style and Trend

	100 years of high-quality jewelry designed to help you express and explore your personal style on any occasion, or no occasion at all.	Empowers fashion lovers to creatively express themselves with affordable jewelry and more than 50 years of piercing expertise.

Digital Pure Play

The original online jeweler, with more than two decades of experience, remains the trusted source for classic, timeless jewelry, offering accessible luxury for life’s celebrations.	The go-to online source for diamond enthusiasts who demand exceptional value and a transparent shopping experience.	The fashion jewelry destination with a wide selection of on-trend styles at a range of price points, helping jewelry lovers make every day shine.

Best jewelry values on UK High Street with style and design at heart for the fun-loving fashion follower.	A contemporary UK jeweler offering unrivaled diamond selection and Swiss timepieces.	Providing expert jewelry services such as care, repair, and bespoke custom design, as well as payment options, warranty, and insurance products.

CHAIR’S LETTER

May 19, 2025

Proxy Letter from the Chair of the Board

DEAR FELLOW SHAREHOLDERS,

I look back on Fiscal 2025 as a period of profound change for Signet and our industry. Our Company transitioned smoothly to our new CEO, J.K. Symancyk, who hit the ground running to position Signet for sustainable long-term growth. I would like to thank J.K.’s predecessor, Virginia (Gina) C. Drosos, for her leadership and many contributions to Signet. I assumed the Chair of Signet’s Board of Directors (the “Board”) from Todd Stitzer, who retired after 12 years of providing trusted guidance and valued counsel.

Helen McCluskey Chair of the Board, Signet Jewelers

During Fiscal 2025, we continued to return cash to shareholders while maintaining a robust balance sheet. Our strong free cash flow allowed us to reduce Signet’s diluted share count nearly 20% last year by returning approximately $1 billion to shareholders, including the retirement of the preferred shares. We ended Fiscal 2025 with $1.7 billion in total liquidity. We also raised our quarterly dividend by 10% to $0.32 per share in Q1 of Fiscal 2026, Signet’s fourth consecutive annual increase.

J.K.’s short time with Signet has reinforced the Board’s assessment of him as the perfect fit to lead the Company. Raised in a household of retailers, J.K. is a merchant at his core, with a deep intuition for what it takes to run a successful retail enterprise. He brings more than 30 years of highly applicable industry experience, including six years as CEO of PetSmart— another retailer whose brand is based on love and affection, deeply connecting the business to consumers. J.K. is an exceptional leader who has wholeheartedly applied his passion to Signet’s mission to Celebrate Life and Express Love, and I’m privileged to work alongside him.

The positive momentum that we saw in beginning of the year, both in fashion and bridal, demonstrates J.K.’s ability to rally our employees and deliver for our customers. The Grow Brand Love strategy unveiled in March is further testament to J.K.’s deep insights into our business, as well as our team’s ability to respond to the evolving needs and aspirations of consumers. Our Board believes that this transformative strategy will allow Signet to accelerate growth and build on a strong core foundation to create shareholder value.

With Grow Brand Love, we are focusing on our assets as brands rather than banners, because it is brands that help us build relationships, foster trust, and connect us to our customers through storytelling. We are working to gain share in our core business and grow in adjacent areas where we have a right to win. And we are redesigning our operating model to simplify how we work, increase efficiencies, improve accountability, and reduce costs—all in support of future sales and profit growth.

None of this is possible without Signet’s more than 27,000 talented and passionate team members. Our team delivered an improved focus on how we allocate inventory to meet customer demand and tell stories that Celebrate Life and Express Love. For example, team members developed and released our “Blue Nile x Jared” collection to the market in less than half the typical timeline with a strategic vendor. This collection was one of the best new performers during the Fiscal 2025 holiday season.

All this makes Signet a rewarding place to work, and it is deeply gratifying to see this widely recognized. In March 2025, Ethisphere named Signet to its 2025 World’s Most Ethical Companies® Honorees List, recognizing the Company’s dedication to ethical business practices that positively impact employees, the communities in which we operate and broader stakeholders. For the fifth consecutive year, Signet was designated as a Great Place to Work-Certified™ company based on survey responses from our team members.

In addition to the accompanying Proxy Statement, we encourage you to review our Annual Report to Shareholders, including the Letters to Shareholders from J.K. and me. We also recommend that you review this year’s Corporate Citizenship & Sustainability Report, which will be released in June, to understand how Signet is fulfilling its Purpose across the communities in which it operates.

Our Board also invites you to our 2025 Annual Meeting of Shareholders (“Annual Meeting”), which will be held on July 1, 2025, at 11:30 a.m., Eastern Time. The Meeting will be held virtually via live audio webcast at www.virtualshareholdermeeting.com/SIG2025. Participation will only be available through this virtual link. Please review the instructions for participating in the “Shareholder Q&A” section of the accompanying Proxy Statement.

Thank you for your support of Signet Jewelers. We ask that you carefully consider the information in this Proxy Statement related to the various proposals. The Board is committed to the long-term success of our Company, and we value your input and feedback.

Sincerely,

Helen McCluskey

Chair of the Board, Signet Jewelers

Notice of Annual Meeting of Shareholders

Date & Time	Place

Tuesday, July 1, 2025, 11:30 a.m., Eastern Time	Virtual meeting via live audio webcast at: www.virtualshareholder meeting.com/SIG2025

At the Meeting, the following items of business shall be considered:

1.  Election of twelve members of the Company’s Board of Directors to serve until the next annual meeting of shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

2. Appointment of KPMG LLP as independent registered public accounting firm (“independent auditor”) of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next annual meeting of shareholders and authorization of the Audit Committee to determine its compensation.

3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

Notice is hereby given that the 2025 Annual Meeting of Shareholders (“Meeting”) of Signet Jewelers Limited (the “Company” or “Signet”) to be held on Tuesday, July 1, 2025 at 11:30 am, Eastern Time. The Meeting will be held entirely online live via audio webcast.

If you are a Signet shareholder of record, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SIG2025.

Each of the proposals to be presented at the Meeting will be voted upon by a poll. In addition, the Company will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on Tuesday, May 6, 2025 as the record date for the Meeting. All of the Company’s shareholders of record at the close of business on that date are entitled to notice of, and to participate and vote at, the Meeting and at any adjournment and continuation thereof.

Attendance at the Meeting will be limited to shareholders of record, beneficial owners with evidence of ownership, corporate representatives of shareholders, proxies and guests invited by management who have a 16-digit control number, which shall be on the notice, proxy card or instructions that accompanied the proxy materials.

The Meeting will be conducted pursuant to the Company’s Bye-laws and rules of order prescribed by the Chair of the Meeting.

By Order of the Board.

Matt Shady

Corporate Secretary

May 19, 2025

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on July 1, 2025. The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and the Annual Report to Shareholders are available at www.proxydocs.com/SIG.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE REGISTER YOUR VOTE BY APPOINTING A PROXY ELECTRONICALLY BY INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD, OR, ALTERNATIVELY, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS THEREON AND MAIL IT PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY ELECTRONICALLY VOTE LIVE IF YOU ATTEND THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS. YOUR PROXY IS REVOCABLE AT ANY TIME BY SENDING WRITTEN NOTICE OF REVOCATION OR BY SUBMISSION OF A PROPERLY EXECUTED PROXY BEARING A LATER DATE TO BROADRIDGE BY THE DEADLINE OF 12:01 AM, EASTERN TIME (5:01 AM, BRITISH SUMMER TIME) ON JULY 1, 2025 OR BY VOTING ELECTRONICALLY AT THE VIRTUAL MEETING.

Proxy Statement Summary

2025 Annual Meeting of Shareholders

Highlights of certain information in this Proxy Statement are provided below. As it is only a summary, please refer to the complete Proxy Statement and 2025 Annual Report to Shareholders before you vote.

Date & Time July 1, 2025, 11:30 a.m., Eastern Time	Virtual meeting to be held via live audio webcast at www.virtualshareholdermeeting.com/SIG2025

Record Date May 6, 2025 Date proxy materials are first made available to Shareholders: May 19, 2025	Electronic voting prior to the Annual Meeting www.proxyvote.com

Voting Matters and Board Recommendations

Proposals		Board’s Recommendation	Page

1.	Election of twelve members of the Company’s Board of Directors.	FOR All Director Nominees	8

2.	Appointment of KPMG LLP as independent registered public accounting firm of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next annual meeting of shareholders, and authorization of the Audit Committee to determine its compensation.	FOR	34

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (the “Say-on-Pay” vote).	FOR	39

   ELECTION OF DIRECTORS (See page 8)

Chair Helen McCluskey Director Terms 1 Year	Board Meetings in Fiscal 2025: 7	of the meetings and those committees on which the Director served
Standing Board Committee Meetings in Fiscal 2025

6	Audit Committee	6	Human Capital Management & Compensation Committee	4	Governance & Technology Committee	4	Corporate Citizenship & Sustainability Committee	5	Finance Committee

SIGNET JEWELERS	1	2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

	Committees
Nominees	AC	HCMC	GT	CCS	FC	Director Since	Independent	Recommended Vote
Helen McCluskey						2013	YES	FOR
J.K. Symancyk						2024	NO	FOR
André V. Branch	◆				◆	2021	YES	FOR
Sandra B. Cochran		◆			◆	2024	YES	FOR
R. Mark Graf	◆				C	2017	YES	FOR
Zackery A. Hicks			◆	C		2018	YES	FOR
Sharon L. McCollam	C		◆			2018	YES	FOR
Nancy A. Reardon		C		◆		2018	YES	FOR
Jonathan Seiffer	◆	◆				2019	YES	FOR
Brian Tilzer			C	◆		2017	YES	FOR
Eugenia Ulasewicz		◆		◆		2013	YES	FOR
Dontá L. Wilson		◆			◆	2021	YES	FOR

AC	HCMC	GT	CCS	FC
Audit Committee	Human Capital Management & Compensation Committee	Governance & Technology Committee	Corporate Citizenship & Sustainability Committee	Finance Committee

C = Chair

CORPORATE GOVERNANCE (See page 16)

Our corporate governance reflects best practices.

BOARD ACCOUNTABILITY

◆ All Directors are elected annually ◆ The Company has majority voting for Director elections

LEADERSHIP STRUCTURE AND SUCCESSION PLANNING

◆  The roles of the Chair and Chief Executive Officer (“CEO”) are separate to provide clear division of responsibilities between leadership of the Board and the principal executive responsible for the Company’s operations

◆  The Board regularly participates in CEO and Chair succession planning

◆  Formal emergency succession plan for the Chair and CEO have been adopted

DIRECTOR INDEPENDENCE

◆  The Chair of the Board is independent and approves Board meeting agendas and oversees effective Board operation

◆  All members of the five standing Board Committees, including Audit, Corporate Citizenship & Sustainability, Human Capital Management & Compensation, Finance, and Governance & Technology are independent Directors

◆  All Directors are independent with the exception of the CEO

BOARD DIVERSITY

◆  The Board maintains a Director Refreshment Policy which includes Board refreshment considerations including diversity of skills, experiences, backgrounds, and other personal attributes and publishes a Director skills matrix

◆  42% of the Board nominees are women, the Chair is a woman and two of the standing Board Committees are chaired by women

◆  Two Board nominees are persons of color

◆  The Board nominees range in ages from 48 to 72 years

◆  One Board nominee identifies with the LGBTQ+ community

BOARD REFRESHMENT

◆  A Director Refreshment Policy is in place, which provides for tenure limitations, a resignation policy in the event a Director retires from or significant changes their principal occupation or business position, and refreshment considerations

◆  Average tenure of Board nominees is approximately 6.4 years

◆  Eight of our current Directors have been added since the beginning of 2018, including two new Directors added during 2024

SIGNET JEWELERS	2	2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

BOARD EVALUATION AND EFFECTIVENESS

◆ Annual Board, Committee and Director evaluations are conducted, including periodic external Board evaluations ◆ A Director skills matrix is reviewed and approved by the Board each year

SHAREHOLDER RIGHTS AND ALIGNMENT

◆  Company policy prohibits pledging and hedging of Company shares by Directors and employees

◆  Executive officer and Director Share Ownership Policies have been adopted

◆  No material related party transactions exist involving any Directors or the CEO

◆  There are no material restrictions to call special meetings or bring forth proposals at a general meeting of shareholders

◆  The Board cannot materially modify the Company’s capital structure without shareholder approval

DIRECTOR ACCESS AND ENGAGEMENT

◆  Executive sessions of independent Directors are held at each regularly scheduled Board meeting

◆  All Directors continuing in office at the time are required to attend the annual meeting of shareholders

◆  Shareholders have the ability to engage with Directors through the procedures set forth on page 26 of this Proxy Statement

◆  No Directors are considered over-boarded

CORPORATE CITIZENSHIP

◆  The Board oversees corporate citizenship and sustainability through its standalone Corporate Citizenship & Sustainability Committee

◆  The Company annually publishes a Corporate Citizenship and Sustainability Report that seeks to align with SASB reporting standards

HUMAN CAPITAL MANAGEMENT

◆  The Board oversees human capital management, including culture, compensation, inclusivity, benefits and wellbeing strategy, talent management, performance management, and succession planning through its Human Capital Management & Compensation Committee

RISK OVERSIGHT

◆  The Board oversees enterprise risk management, including oversight of climate change and cybersecurity risks

◆  The Board, its Committees and individual Board members have full access to management to discuss any risks impacting the Company or internal controls

◆  Board has responsibility for risk oversight with specific risk areas delegated to its Committees, whose deliberations are reported to the full Board as set forth on page 20 of this Proxy Statement

EXECUTIVE COMPENSATION (See page 40)

Our executive compensation program is designed to attract, motivate, reward and retain talent and align the interests of executives with shareholders by paying for performance

Our compensation philosophy is to provide an attractive, competitive, and market-based total compensation program tied to performance and aligned with our objectives for long-term value creation. Our executive compensation practices reinforce our goals and aim to reward our executive officers for meaningful progress against our strategic plan and priorities during the Fiscal year ended February 1, 2025 (“Fiscal 2025”), despite headwinds, volatility and challenges in the macroeconomic environment.

SIGNET JEWELERS	3	2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Key components of our Fiscal 2025 executive compensation program

The Human Capital Management & Compensation Committee reviews program components, targets and payouts on an annual basis to assess the strength of pay-for-performance alignment. Performance is evaluated against short-term goals that support our long-term business strategy and long-term goals that are drivers of long-term shareholder value creation. The Committee has established an executive compensation program that contains the following key components:

Component	Objective	Performance Linkage

Base salary	Provide a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Amounts and performance adjustments are tied to individual performance, while factoring in competitive market benchmarks.

Annual bonus under the Short-Term Incentive Plan (“STIP”)	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash awards depend on the degree of achievement against challenging annual performance targets that align with our strategic plan and are focused on profitable growth.

Long-term incentives under the Long-Term Incentive Plan (“LTIP”) ◆ Performance-based restricted stock units (“PSUs”) ◆ Time-based restricted stock units (“RSUs”)	Align management with long-term shareholder interests; retain executive officers; and motivate and reward achievement of sustainable earnings growth and returns over time.	PSUs (60% of LTIP awards granted in Fiscal 2025) require achievement of challenging financial goals over a three-year performance measurement period and vest following such performance period, and RSUs (40% of LTIP awards granted in Fiscal 2025) vest over a three-year period for retention.

SIGNET JEWELERS	4	2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Executive compensation programs incorporate strong governance features

In designing and administering the Company’s compensation program, the Human Capital Management & Compensation Committee periodically reviews benchmarks and has sought to align the program with best practices and principles, such as:

WHAT WE DO

◆ Align pay to Company strategy and performance results

◆ Set rigorous, objective performance goals and tie vesting of performance-based equity awards to service over multiple years

◆ Ensure oversight of compensation and benefit programs by independent Board of Directors

◆ Impose and monitor meaningful stock ownership requirements

◆ Maintain a Clawback Policy compliant with applicable listing standards for executive officers and allows for recoupment in all incentive plans

◆ Retain independent compensation consultant

◆ Set maximum payout limits on all variable compensation

◆ Mitigate undue risk in compensation programs

◆ Require double-trigger vesting for severance and other benefits and LTIP awards upon change-in-control

WHAT WE DO NOT DO

◆ No excise tax gross-ups in connection with a change in control

◆ No dividend equivalents paid on performance share units

◆ No hedging transactions, short sales or pledging of Company stock

◆ No resetting of performance targets

◆ No excessive severance benefits

The Company received strong shareholder support for the executive compensation program in place during the fiscal year ended February 3, 2024 (“Fiscal 2024”), with 99.3% of votes cast approving the advisory Say-on-Pay resolution in June 2024. As in prior years, the Committee considered this input from shareholders as well as input from other stakeholders as part of its annual review of the executive compensation program. Based on the Committee’s assessment of the program, the Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2025.

Please see the Compensation Discussion and Analysis (“CDA”) section of this Proxy Statement for a detailed description of executive compensation.

SIGNET JEWELERS	5	2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

SUSTAINABILITY AND HUMAN CAPITAL MANAGEMENT (See page 30)

In Fiscal 2025, Signet lived its corporate Purpose — Inspiring Love — which guides everything we do. Signet has strengthened its Sustainability programs internally and strengthened our external data reporting capabilities. Our Human Capital Management strategy supports our Sustainability efforts.

We seek to provide our team members with a compelling benefits package and nurture talent through professional development opportunities that allow our team members to shine. Our team members fully embrace and embody our Purpose, enabling them to drive our mission, which is to Celebrate Life and Express Love® with our customers.

We continued to enhance and refine our Sustainability program and related initiatives in the last year. Significant milestones and accomplishments include:

The Signet Team Member Relief Fund, a team member-funded resource that provides financial assistance to colleagues facing personal hardships such as those caused by natural disasters or other emergencies, distributed vital support to nearly 400 team members this year.

The Signet Love Inspires Foundation donated nearly $1 million in line with our commitment to support the United Nations Sustainable Development Goals and nonprofit organizations impacting where our team members live and work.

For our Fiscal 2025 fundraising campaign benefiting St. Jude Children’s Research Hospital®, Signet raised $10 million. This record-breaking contribution was the highest amount Signet has ever raised in one year for St. Jude. Signet has raised more than $110 million throughout its 26-year partnership and, in late 2023, committed to raising another $100 million for St. Jude.

In Fiscal 2025, Ethisphere named Signet to its 2025 World’s Most Ethical Companies® Honoree List, recognizing Signet’s dedication to ethical business practices that positively impact team members, the communities in which we operate, and broader stakeholders.

Named a Great Place to Work- Certified™ company for the fifth consecutive year. Our commitment to creating an exceptional team member experience is reflected in our team’s strong feedback on the Great Place to Work® Trust Index© Survey.

Since 2021 Signet has been a participant in the United Nations Global Compact corporate responsibility initiative. The Ten Principles of the United Nations Global Compact take into account the fundamental responsibilities of businesses in the areas of human rights, labor, environment and anti- corruption.

In Fiscal 2025, Signet’s Sustainability program was guided by our 2030 Corporate Sustainability Goals (CSGs). Each CSG has a Signet Leadership Team sponsor to effectively integrate sustainability into Signet’s business operations.

Signet executives and leaders advanced their involvement and oversight of climate risk and opportunities through its Climate Action and Sustainability Committee (CASC). The cross-functional CASC also guides the control environment for climate-related disclosures.

Signet was named to two lists by Newsweek magazine, America’s Greatest Workplaces for Women 2025 and America’s Greatest Workplaces for Inclusion & Diversity 2025.

SIGNET JEWELERS	6	2025 PROXY STATEMENT

Signet Jewelers Limited	May 19, 2025
Clarendon House 2 Church Street
Hamilton HM11, Bermuda

Solicitation of Proxies

The proxy or proxies accompanying this proxy statement and relating to shares of Class A Common Stock, par value $0.18 per share (the “Common Shares”) are solicited on behalf of the Board of Directors of Signet Jewelers Limited, a Bermuda corporation, for exercise at the annual meeting of shareholders to be held on Tuesday, July 1, 2025 at 11:30 a.m., Eastern Time (the “Annual Meeting” or “Meeting”). Due to the reasons set forth in the “Shareholder Q&A” section of this Proxy Statement, the Meeting will be held in a virtual meeting format only via live audio webcast at www.virtualshareholdermeeting.com/SIG2025. You will not be able to attend the Meeting in person. If you plan to attend the Meeting virtually, please review the instructions for attendance included in the “Shareholder Q&A” section below.

This proxy statement and related form of proxy are being made first available to shareholders on or about May 19, 2025.

Unless otherwise specifically stated or the context otherwise requires, all references in this proxy statement to the “Company,” “Signet,” “we,” “our,” “us” and similar terms refer to Signet Jewelers Limited and its subsidiaries.

SIGNET JEWELERS	7	2025 PROXY STATEMENT

Proposal 1: Election of Directors

We are asking shareholders to consider twelve nominees for election to the Board to serve until the next annual meeting of shareholders or until their successors are duly elected. Each Director standing for election has the endorsement of the Board and the Governance & Technology Committee. The Director nominees bring a variety of backgrounds, skills and experiences that contribute to a well-rounded and diverse Board to effectively guide our Grow Brand Love strategy, oversee our operations in an evolving retail environment and goals to accelerate growth and build on our strong core foundation to create shareholder value.

Director Qualifications and Experience

Our Governance & Technology Committee performs an annual assessment of the skills and the experience needed to maintain a well-rounded and effective Board and summarizes such assessment in a tabular matrix. In Fiscal 2025, the Committee reviewed and updated the list of qualifications and experience to further align with the current needs of the Company following the launch of the Company’s Grow Brand Love strategy. The Committee uses the matrix to assess the composition of the Board and to identify desired qualifications and experience for potential candidates, including the identification, selection and appointment of Sandra Cochran in Fiscal 2025. The following matrix provides a summary of the criteria used for each qualification and experience trait measured, as well as the total number of Director nominees that demonstrate the specific skills, knowledge and experience traits. Individuals may possess other valuable skills, knowledge and experience even though they are not included in the matrix below:

DIRECTORS QUALIFICATIONS, SKILLS AND EXPERIENCE

EXECUTIVE LEADERSHIP EXPERIENCE* — 11

Experience serving as a chief executive or other senior executive of a public company or a private company with substantial operations.

FINANCIAL & ACCOUNTING LITERACY — 10

Senior-level experience or expertise in finance, accounting or auditing providing in-depth understanding of public company financial reporting and internal controls.

STRATEGIC PLANNING & ANALYSIS — 12

Senior-level experience evaluating and driving strategic direction and growth of an enterprise.

BUSINESS DEVELOPMENT, MERGERS & ACQUISITIONS — 10

Experience in identifying, evaluating and/or integrating strategic transactions.

OPERATIONS, PROCUREMENT & SUPPLY CHAIN MANAGEMENT — 7

Senior-level operational experience and expertise in effective supply chain management, OmniChannel distribution and logistics operations.

HUMAN RESOURCES & TALENT DEVELOPMENT — 12

Senior-level experience or expertise with human capital management, executive compensation and succession planning.

CYBERSECURITY & DATA PRIVACY — 5

Significant expertise regarding cybersecurity, or overseeing risk management with respect to protecting technology systems and company and customer information.

RETAIL INDUSTRY — 12

Senior-level experience or expertise in the operation of a retail or consumer products company.

INTERNATIONAL BUSINESS — 10

Senior-level experience overseeing international operations or working outside the United States providing a relevant cultural and regulatory perspective over international business.

RISK OVERSIGHT & MANAGEMENT — 11

Senior-level or significant operational experience identifying, assessing, prioritizing, monitoring and mitigating enterprise-level risks.

ETHICS, CORPORATE SOCIAL RESPONSIBILITY, ENVIRONMENTAL, CLIMATE CHANGE AND SUSTAINABILITY MATTERS — 11

Extensive knowledge or experience overseeing ethics, corporate governance, corporate social responsibility, environmental and sustainability matters.

PUBLIC COMPANY BOARD EXPERIENCE — 8

Experience serving on the board and board committees of other public companies.

MARKETING AND BRAND MANAGEMENT — 8

Senior-level experience or expertise related to marketing, customer engagement, consumer insights and brand management.

INFORMATION TECHNOLOGY AND DIGITAL — 9

Significant experience or expertise regarding information technology and related systems or the use of technology, digital capabilities, data analytics and/or channel connectivity as it relates to retail and/or marketing operations.

* Includes four Directors with CEO experience

SIGNET JEWELERS	8	2025 PROXY STATEMENT

ELECTION OF DIRECTORS

Board Diversity, Independence and Tenure

The Company’s Corporate Governance Guidelines and NYSE listing standards require that independent Directors constitute a majority of the Board. All Directors, other than Mr. Symancyk, our CEO, have been affirmatively determined by the Board to be independent in accordance with all applicable standards.

In addition to the skills and qualifications listed above under “Directors Qualifications and Experience”, inclusivity is another of the key considerations the Governance & Technology Committee considers in identifying potential candidates for the Board, including diversity in terms of business experience, functional skills, backgrounds and personal attributes. Considering diversity for the candidates on our Board is consistent with the goal of creating a Board that best serves the needs of our Company and the interests of our shareholders and customers by offering a diverse set of perspectives. Consistent with these considerations, in the past year, the Board appointed Sandra Cochran as a new member of the Board effective on February 27, 2024.

We believe that diversity with respect to tenure is also important to match the evolving needs of the business, and balance deep experience and knowledge of the Company with new perspectives. Therefore, we aim to maintain an appropriate balance of tenure across our Board. In furtherance of the Board’s active role in Board succession planning and refreshment, eight of the Director nominees have been appointed to the Board since the beginning of 2018.

The following charts summarize the independence, tenure, age and self-identified gender and ethnic diversity of our Director nominees	* None of our Directors identified as non-binary upon inquiry.

8%
DIRECTOR INDEPENDENCE
92%
Non Independent
Independent

17%
ETHNIC DIVERSITY
83%
White
African American or Black

58%
GENDER DIVERSITY*
42%
Identifies as Male
Identifies as Female

8%
LGBTQ+
92%
Does not identify with LGBTQ+ Community
Identifies with LGBTQ+ Community

INDEPENDENT DIRECTOR TENURE

0-4 Years
33%
5-8 Years
50%
9-12 Years
17%

BOARD AGE DIVERSITY

48-55 years
42%
56-65 years
33%
66-72 years
25%

12 BOARD NOMINEES 48-72 Years AGE RANGE 6.4 Years AVERAGE TENURE 40% of Standing Board Committees are chaired by women

SIGNET JEWELERS	9	2025 PROXY STATEMENT

ELECTION OF DIRECTORS

DIRECTOR NOMINEES

Principal Occupation and Experience

Helen McCluskey has been appointed to serve as the Company’s Chair of the Board effective immediately following the Annual Meeting, subject to her re-election to the Board by shareholders. She previously served as President and Chief Executive Officer and a member of the board of directors of The Warnaco Group, Inc. from 2012 until its 2013 acquisition by PVH Corporation, when she retired and became an independent director of PVH until 2014. She joined Warnaco as Group President, Intimate Apparel in 2004, and her responsibilities continued to increase, becoming Chief Operating Officer in 2010 before becoming President and Chief Executive Officer. Prior to joining Warnaco, Ms. McCluskey held various positions of increasing responsibility with Liz Claiborne Inc. from 2001 to 2004, Playtex Apparel, Inc from 1983 to 2001 (which was acquired by Sara Lee Corporation in 1991) and Firestone Tire & Rubber Company from 1977 to 1983. Ms. McCluskey currently serves on the board of directors of Abercrombie & Fitch Co., a publicly traded clothing retailer, since February 2019. She previously served on the board of directors of Dean Foods Company, a publicly traded food and beverage company, from November 2015 to May 2020, and Avon Products Inc., a publicly traded international social selling beauty company, from July 2014 to January 2020.

Director Qualifications and Key Skills and Attributes

With Ms. McCluskey’s broad background in strategy, business planning, operations, branding, merchandising and marketing, she brings valuable skills and insight to the Company. Her leadership experience at a publicly traded company, deep knowledge in retail and understanding of consumers provides valuable corporate leadership and management insight to our Board and to her anticipated role as Chair.

HELEN MCCLUSKEY CHAIR AND INDEPENDENT DIRECTOR Age: 70 Director Since: August 2013
	Public Directorship Abercrombie & Fitch Co.	Former Directorships Avon Products, Inc. Dean Foods Company

Principal Occupation and Experience

J.K. Symancyk was appointed Chief Executive Officer of the Company on November 4, 2024. Prior to joining Signet, Mr. Symancyk served as President and Chief Executive Officer and as a director of PetSmart, Inc./PetSmart LLC, a leading specialty pet retailer, from June 2018 to September 2024. Prior to PetSmart, he served as President and Chief Executive Officer of Academy Sports & Outdoors, a sporting goods retailer, where he also served on the board of directors, and held many leadership roles at Meijer, a supercenter chain, including Group Vice President, EVP Chief Marketing Officer, Chief Operating Officer, and President. Mr. Symancyk currently serves as a member of the board of directors of Bath & Body Works, Inc., a publicly traded home and body care products retailer, since 2021. Previously, Mr. Symancyk served on the board of directors of Chewy, Inc., a publicly traded online retailer for pet products, from June 2018 through July 2021, and GameStop Corp., a publicly traded gaming and entertainment products retailer, from March 2020 to June 2021. He also serves as a member of the board of directors for the Retail Industry Leaders Association, a U.S. trade association for leading retailers. Mr. Symancyk graduated with a bachelor’s degree from the University of Arkansas at Fayetteville.

Director Qualifications and Key Skills and Attributes

With over 30 years of retail industry experience leading large-scale and complex retail organizations across a diverse range of categories and his broad background in strategic, operating, merchandising and marketing roles, Mr. Symancyk brings valuable experience and business and retail industry acumen to the Company. Mr. Symancyk also brings to the Company in-depth experience overseeing growth plans and accelerating market leadership through a variety of means including proprietary brand development, services expansion, loyalty program creation, and digital and supply chain capabilities enhancements.

J.K. SYMANCYK CHIEF EXECUTIVE OFFICER Age: 53 Director Since: November 2024
	Public Directorship Bath & Body Works, Inc	Former Directorships Chewy Inc. GameStop Corp. Academy Sports & Outdoors

SIGNET JEWELERS	10	2025 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

André Branch serves as Senior Vice President and General Manager of MAC Cosmetics North America at Estée Lauder Companies, a publicly traded multinational cosmetics company, since March 2020, where he oversees the entire operations of MAC Cosmetics across all channels including free standing stores, department stores, specialty-multi, pure play, and eCommerce. His responsibilities include, but are not limited to strategy development and execution, supply chain management, marketing, innovation, commercial management, customer experience design, data analytics and management, consumer research, and talent pipeline development. Prior to joining Estée Lauder, he served in various roles at L’Oréal USA, a wholly owned subsidiary of L’Oréal S.A., a publicly traded multinational cosmetics company. He was Senior Vice President, E-Commerce and Digital Operations from 2018 to 2020, where he ran digital and eCommerce operations for L’Oréal’s USA operations, and National Account Sales Vice President at Macy’s for Lancôme from 2014 to 2015. Between his stints at L’Oréal, he served as President, E-Commerce Division at The Nature’s Bounty Company, a privately held vitamins and nutritional supplements manufacturer, from 2016 to 2017 and CMO, Consumer Packaged Goods Division at The Nature’s Bounty Company from 2015 to 2016. He is a seasoned General Manager and brand builder having worked at various Consumer Packaged Goods companies, including Diageo and Kraft Foods. Mr. Branch holds an MBA from the University of Michigan, a bachelor’s degree in economics from the University of Maryland and is NACD Directorship Certified.

Director Qualifications and Key Skills and Attributes

As a general management and marketing executive with over 25 years of experience at some of the world’s leading consumer packaged goods companies, Mr. Branch brings to our Board contemporary omnichannel experience, a strong marketing core and passion for building and reinventing luxury brands.

ANDRÉ V. BRANCH INDEPENDENT DIRECTOR Age: 53 Director Since: February 2021
Committees Audit Finance

Principal Occupation and Experience

Sandra B. Cochran served as Executive Chair of Cracker Barrel Old Country Store, Inc., a publicly traded restaurant and retail concept, from November 2023 through February 22, 2024. Prior to her role as Executive Chair, she served in positions of increasing responsibility at Cracker Barrel, including service as President and Chief Executive Officer and a director from September 2011 to October 2023, President and Chief Operating Officer from November 2010 to September 2011, and Executive Vice President and Chief Financial Officer from April 2009 until November 2010. Prior to joining Cracker Barrel, she served in multiple executive leadership roles at Books-A-Million, Inc., a publicly traded book retailer, including as Chief Executive Officer from February 2004 to April 2009, President from August 1999 to February 2004, and Chief Financial Officer from September 1993 to August 1999. Ms. Cochran currently serves on the board of directors of Lowe’s Companies, Inc., a publicly traded leading home improvement retailer, since 2016. She previously served on the board of directors of Cracker Barrel from September 2011 to February 22, 2024, and Dollar General Corporation, a publicly traded variety store company, from 2012 to May 2020. Ms. Cochran holds an MBA from Pacific Lutheran University, and a bachelor’s degree in chemical engineering from Vanderbilt University. She also served as a Captain in the Ninth Infantry Division of the United States Army.

Director Qualifications and Key Skills and Attributes

Ms. Cochran has over 30 years of retail experience, and significant experience in finance, marketing, operations, strategic planning and oversight, and risk management at major public companies and retailers. Her extensive executive C-Suite experience and service on multiple publicly-traded boards bring valuable experience and insight to the Board.

SANDRA B. COCHRAN INDEPENDENT DIRECTOR Age: 66 Director Since: February 2024
	Committees Human Capital Management & Compensation Finance	Public Directorship Lowe’s Companies, Inc.	Former Directorship Cracker Barrel Old Country Store, Inc. Dollar General Corporation

SIGNET JEWELERS	11	2025 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Mark Graf served as Chief Financial Officer of Discover Financial Services, a publicly traded financial services company, from April 2011 to September 2019, including service as the company’s Chief Accounting Officer from April 2011 to December 2012. Prior to joining Discover, he served as an Investment Advisor at Aquiline Capital Partners from 2008 to 2010 and a Partner at Barrett Ellman Stoddard Capital Partners from 2006 to 2008. Mr. Graf also served in various roles at Fifth Third Bancorp from 2001 to 2006 and AmSouth Bancorporation from 1994 to 2001. Mr. Graf currently serves on the board of directors of Harmony Biosciences Holdings, Inc., a publicly traded commercial-stage pharmaceutical company, since November 2020, and Marqeta, Inc., a publicly traded global modern card issuing company, since July 2024. He previously served on the board of directors of Castle Creek Biosciences, Inc., a privately held clinical-stage cell and gene therapy company, from 2021 to 2023. He previously served on the board of directors of BNC Bancorp, formerly a publicly traded bank holding company, from 2010 to 2011. Mr. Graf holds a bachelor’s degree in economics from the Wharton School.

Director Qualifications and Key Skills and Attributes

Mr. Graf has nearly 20 years of experience in C-Suite leadership roles in major public financial firms, as well as experience as an investor. His extensive capital analysis, consumer credit and financial management expertise, as well as his risk management and real estate skills bring valuable experience and insight to the Board.

R. MARK GRAF INDEPENDENT DIRECTOR Age: 60 Director Since: July 2017
	Committees Finance (Chair) Audit	Public Directorship Harmony Biosciences Holdings, Inc. Marqeta, Inc.	Former Directorship BNC Bancorp

Principal Occupation and Experience

Zackery Hicks has served as Chief Digital and Technology Officer at Kimberly-Clark Corporation, a multinational personal care corporation, since July 2022. At Kimberly-Clark, he is responsible for digital and business transformation, providing innovative next generation technology solutions to deliver growth, build brands and create competitive advantage for the company. He previously served as Executive Vice President and Chief Digital Officer of Toyota Motors North America, Inc., a subsidiary of Toyota Motor Corporation, a multinational automotive manufacturer, from April 2018 to July 2022, and held roles of increasing responsibility with Toyota since 1996. While at Toyota Motor Corporation, Mr. Hicks led Toyota’s Digital Transformation and Mobility efforts which included the strategy, development and operations of all systems and technology for the company’s North American operations and its connected car ecosystem. He also served as the CEO and President of Toyota Connected North America through July 2022, responsible for driving the transformation of Toyota from an automobile company to a mobility company through the use of connected intelligence services. Mr. Hicks earned a bachelor’s degree in business management from Pepperdine University and an MBA from the University of California at Irvine.

Director Qualifications and Key Skills and Attributes

Mr. Hicks has successfully delivered large-scale innovation and efficiency across business operations through advanced technology and data science. He also brings diversity of industry experience and a start-up mindset to complement Signet’s Board.

ZACKERY A. HICKS INDEPENDENT DIRECTOR Age: 62 Director Since: October 2018
Committees Corporate Citizenship & Sustainability (Chair) Governance & Technology

SIGNET JEWELERS	12	2025 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Sharon McCollam serves as President and Chief Financial Officer of Albertsons Companies, Inc., a food and drug retailer, since September 2021. Prior to Albertsons, she served as the Chief Financial Officer and Chief Administrative Officer of Best Buy Co., Inc., a multinational consumer electronics retailer, from December 2012 until June 2016 and remained a senior advisor through January 2017. Prior to Best Buy, Ms. McCollam served in roles of increasing responsibility at Williams-Sonoma Inc. from 2000 to 2012, including Executive Vice President, Chief Operating and Chief Financial Officer. She is currently a member of the board of directors for Stitch Fix, Inc., a publicly traded online personal styling service and retailer, since November 2016. She previously served on the board of directors for Advance Auto Parts, Inc., an automotive parts provider, from February 2019 to August 2021, Chewy, Inc., an online retailer of pet products, from June 2019 to September 2021, and Whole Foods Market, a publicly traded grocery company, from May 2017 until its acquisition by Amazon in August 2017. She also serves on the board of privately held GetYourGuide AG, an online travel agency and marketplace, since October 2019. She holds a B.S. in Accounting from the University of Central Oklahoma and is a Certified Public Accountant.

Director Qualifications and Key Skills and Attributes

Ms. McCollam has significant experience with major public companies in C-suite positions and has been recognized as the co-pilot of a foremost OmniChannel turnaround in the retail sector while at Best Buy. She brings significant expertise in retail, finance, supply chain management, technology, customer care, real estate, enterprise shared services and store development to our Board.

SHARON L. MCCOLLAM INDEPENDENT DIRECTOR Age: 63 Director Since: March 2018
	Committees Audit (Chair) Governance & Technology	Public Directorship Stitch Fix, Inc.	Private Directorship GetYourGuide AG	Former Directorships Advance Auto Parts, Inc. Chewy, Inc. Whole Foods Market

Principal Occupation and Experience

Nancy Reardon served as Senior Vice President and Chief Human Resources & Communications Officer of Campbell Soup Company from 2004 until her retirement in April 2012. Previously, she was Executive Vice President, Human Resources of Comcast Corporation from 2002 to 2004. Her prior human resources leadership positions also include Borden Capital Management Partners, Duracell, Inc., American Express Company, Avon Products, Inc., and General Electric. Ms. Reardon previously served on the board of directors of Big Lots, Inc., a publicly traded discount retailer, from 2015 to May 2024, and The Warnaco Group, Inc., formerly a publicly-traded apparel company, from 2004 to 2013. In 2009, Ms. Reardon was named a Fellow of the National Academy of Human Resources. She holds a B.S. in Psychology from Union College and an M.S. in Social Psychology from Syracuse University.

Director Qualifications and Key Skills and Attributes

Ms. Reardon is widely recognized as a leading human resources and communications executive, has significant public company experience, and has played key roles shaping strategic and operating plans, as well as helping transform corporate culture.

NANCY A. REARDON INDEPENDENT DIRECTOR Age: 72 Director Since: March 2018
	Committees Human Capital Management & Compensation (Chair) Corporate Citizenship & Sustainability	Former Directorship Big Lots, Inc. The Warnaco Group, Inc.

SIGNET JEWELERS	13	2025 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Jonathan Seiffer currently serves as a Senior Partner with Leonard Green & Partners, L.P. (“Leonard Green”), a private equity firm which he joined in 1994. Before joining Leonard Green, he worked in corporate finance at Donaldson, Lufkin & Jenrette, a US investment bank. Mr. Seiffer currently serves on the board of directors of Mister Car Wash, Inc., a publicly traded national car wash operator, since August 2014. Previously, he served on the board of directors of AerSale Corporation, a publicly traded aftermarket provider of aviation products and services, from January 2010 to March 2025, BJ’s Wholesale Club, a publicly traded warehouse club operator, from 2011 to June 2020, and Whole Foods Market, Inc., a then-publicly traded grocery company, from December 2008 until August 2017. He also serves on the board of directors of Authentic Brands Group, a privately-held brand development, marketing and entertainment company, since 2010. Mr. Seiffer earned a Bachelor of Applied Sciences in Systems Engineering and a B.S. in Economics from the University of Pennsylvania.

Director Qualifications and Key Skills and Attributes

Mr. Seiffer brings knowledge and experience in finance, and broad-based experience in the leadership of retail businesses and companies undergoing transformations. He also offers the Board a valuable investor perspective and insight from the world of private equity, by virtue of his service as a Senior Partner of Leonard Green.

JONATHAN SEIFFER INDEPENDENT DIRECTOR Age: 53 Director Since: June 2019
	Committees Audit Human Capital Management & Compensation	Public Directorship Mister Car Wash, Inc.	Private Directorship Authentic Brands Group AerSale Corporation	Former Directorships BJ’s Wholesale Club Holdings, Inc. Whole Foods Market, Inc.

Principal Occupation and Experience

Brian Tilzer has served as Chief Digital Analytics and Technology Officer at Best Buy Co., Inc., a multinational consumer electronics retailer, since May 2018. In his current role, he leads a complex operational division focused on the strategically leveraging of data, technology and artificial intelligence to engage customers, elevate experiences, increase operational efficiency and building new platforms for growth, while also holistically leading technology and analytics for Best Buy, including experience design, product management, engineering, data science/AML and platform teams. He also oversees Best Buy’s office in Bangalore, India. Previously, he was Chief Digital Officer at CVS Health Corporation, a publicly traded healthcare and retail pharmacy company, from 2013 until 2018, where he scaled an enterprise-wide digital program to over 50 million active users. Prior to CVS Health, Mr. Tilzer was the Senior Vice President of Global eCommerce at Staples, where he developed and led several multi-channel digital innovation strategies. He has also held leadership roles at Accenture, where he provided technology and transformation services to retail and consumer business. Mr. Tilzer holds a bachelor’s degree from Tufts University and an MBA from the Wharton School.

Director Qualifications and Key Skills and Attributes

Mr. Tilzer has more than 30 years of experience at leading retail, eCommerce and consumer businesses in information technology, strategic business development, digital transformation, planning and analysis and operations with a deep concentration in corporate, OmniChannel and eCommerce strategy. In addition to his qualifications and skills noted above, Mr. Tilzer brings a wealth of human-centered design, enterprise agility and talent building passion and experience to our Board.

BRIAN TILZER INDEPENDENT DIRECTOR Age: 54 Director Since: February 2017
Committees Governance & Technology (Chair) Corporate Citizenship & Sustainability

SIGNET JEWELERS	14	2025 PROXY STATEMENT

ELECTION OF DIRECTORS

Principal Occupation and Experience

Eugenia Ulasewicz has a plural board career serving on numerous international retail sector public company boards and is a global retail industry expert, most recently as the President of Burberry Group plc’s Americas division, responsible for the US, Canada, Latin America, Central and South America, until her retirement in March 2013. Ms. Ulasewicz joined Burberry in 1998 and became a member of its executive committee in 2006. Prior to joining Burberry, she held positions of increasing responsibility with Saks, Inc., Galeries Lafayette from and Bloomingdales, a division of Macy’s, Inc. (formerly Federated Department Stores, Inc.). She currently serves on the board of directors of two additional publicly traded companies, including Vince Holding Corp., a global luxury apparel and accessories company, since April 2014, and Avolta AG (formerly, Dufry Group), a leading global travel experience player, since May 2021. Previously, she served as a director of ASOS pic, a global online fashion retailer, from April 2020 to January 2023, Bunzl plc, an international distribution company, from April 2011 to April 2020, and Hudson Group, a travel retailer, from Feb 2018 through December 2020 when it merged with its majority shareholder Dufry Group. She is a National Association of Corporate Directors (NACD) Leadership Fellow and frequent contributor to education programs for individuals beginning their journey of board service. She received a BS degree from University of Massachusetts and Doctor of Laws honoris causa from the University of Mount Saint Vincent for her philanthropic work with homeless women and children.

Director Qualifications and Key Skills and Attributes

Ms. Ulasewicz has extensive operating leadership experience in the global retail industry and the business of fashion. She also has extensive experience serving on the boards of global public companies and her expertise in branding, marketing, OmniChannel, global operations and general management provides valuable skills and insights to the Company.

EUGENIA ULASEWICZ INDEPENDENT DIRECTOR Age: 71 Director Since: September 2013
	Committees Corporate Citizenship & Sustainability Human Capital Management & Compensation	Public Directorships Vince Holding Corp. Avolta AG (FKA Dufry Group)	Former Directorships ASOS plc Bunzl plc Hudson Ltd.

Principal Occupation and Experience

Dontá Wilson has served as Chief Consumer and Small Business Banking Officer, member of the Executive Leadership Team and member of the Operating Council at Truist Financial Corporation, a publicly traded financial services company, since November 2023. He previously served as Chief Retail and Small Business Banking Officer from March 2022 to November 2023, Chief Digital and Client Experience Officer from 2018 to 2022 and was named Chief Client Experience Officer in 2016 when he was first appointed to Truist’s executive leadership team. In his current role, he leads more than 20,000 teammates in the retail, small business and premier segments at Truist, multiple virtual service centers, more than 1,900 community banking branches, and oversees core deposit and loan products, including mortgage, auto, credit card and national consumer lending businesses, as well as consumer capital markets, and consumer credit underwriting and approval. He also oversees enterprise marketing, client analytics, client experience strategy and digital banking, transformation and innovation, and serves on Truist’s Operating Council. He joined Truist’s predecessor in 1995 and has held various positions of increasing responsibilities. Prior to becoming Chief Client Experience Officer, he served as the Group/State President for Georgia from 2014 to 2016 and President for Alabama from 2009 to 2014. Mr. Wilson received an MBA from the University of Maryland and a bachelor’s in management from the University of North Carolina at Charlotte. He is also a graduate of Tuck Executive Program at the Tuck School of Business at Dartmouth and the Truist Banking School at Wake Forest University.

Director Qualifications and Key Skills and Attributes

With his proven track record of positively impacting growth, leading sales teams at scale, digital transformation, brand equity and culture across organizations, financial, marketing and data analytics expertise, and focus on delivering a distinctive client experience as a tech-savvy and strategic thinking executive, Mr. Wilson brings a unique and valuable perspective to the Board and Company.

DONTÁ L. WILSON INDEPENDENT DIRECTOR Age: 48 Director Since: February 2021
Committees Finance Human Capital Management & Compensation

The Board of Directors Recommends a Vote “FOR” Each of the Nominees Named Above.

SIGNET JEWELERS	15	2025 PROXY STATEMENT

Board of Directors and

Corporate Governance

ROLE OF THE BOARD

The Board’s prime objective is the sustainable enhancement of business performance and shareholder value. It is responsible for determining all major policies, ensuring that effective strategies and management are in place, assessing Signet’s performance and that of its senior management, reviewing the systems of internal control and risk management and providing oversight of policies relating to good corporate governance, ethics, sustainability and other matters.

BOARD LEADERSHIP STRUCTURE AND COMPOSITION

Separate and Independent Chair

The Company has a Chair of the Board who is separate from its CEO and considered independent under NYSE Listing Standards. The Board considers having a clear division of responsibilities between the Director responsible for leadership of the Board and the principal executive responsible for the Company’s day-to-day operations to be important to the Board’s effectiveness and efficiency. The Board therefore continues to believe that separating the roles of Chair and CEO is in the best interests of the Company and its shareholders at the present time and has established the following division of responsibilities between the Chair and the CEO:

THE CHAIR IS RESPONSIBLE FOR:	THE CEO IS RESPONSIBLE FOR:

◆  Effectively running the Board, including an ongoing evaluation of its performance and that of individual Directors and the Board’s compliance with corporate governance requirements and best practices;

◆  Consulting with and advising executive management about planned presentations to the Board, involving but not limited to, topics of longer-term strategy, medium-term plans, annual budgeting or, at the Chair’s discretion, any other significant matters;

◆  Consulting with and advising the CEO on contemplated executive management personnel selections, organizational alignment and responsibilities, and compensation recommendations;

◆  Keeping the other independent Directors appropriately informed of developments within the business and shareholders’ attitudes toward the Company; and

◆  Safeguarding Signet’s reputation and representing it both internally and externally.

◆  Providing the executive leadership of the business;

◆  Developing and presenting to the Board the Company’s strategy, medium-term plans and annual budgets, and within this framework, the performance of the business;

◆  Complying with legal and corporate governance requirements, together with the social, ethical and environmental principles of Signet; and

◆  Making recommendations on the appointment and compensation of executive officers, management development and succession planning.

Independent Directors Constitute a Majority of the Board

The Board currently includes one executive Director and eleven independent Directors, including the Chair. The Board has affirmatively determined that each of the following Directors currently serving on the Board is “independent” under all applicable NYSE standards: Helen McCluskey, André V. Branch, Sandra B. Cochran, R. Mark Graf, Zackery A. Hicks, Sharon L. McCollam, Nancy A. Reardon, Jonathan Seiffer, Brian Tilzer, Eugenia Ulasewicz and Dontá L. Wilson. In determining “independence” the Board considers any commercial, consulting, legal, accounting, charitable or any other business or non-business relationships that a Director or his or her immediate family may have with the Company, including the amendment to the Certificate of Designation applicable to the Company’s Preferred Shares and transaction with Leonard Green, an entity in which Mr. Seiffer serves as a Senior Partner, as more further described under the “Transactions with Related Parties” section of this Proxy Statement. No relationships exist that impacted the independence of any of the independent Directors.

SIGNET JEWELERS	16	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Membership Selection

The identification, screening, and selection of qualified directors with diverse skills and viewpoints is a key element of the success and effectiveness of our Board. The Governance & Technology Committee considers the composition of our Board, evaluates prospective nominees and recommends candidates for full Board approval. The Board’s evaluation is focused on the business and strategic needs of the Company and the desired composition of the Board. Eight of our current Directors have been added to the Board since the beginning of 2018, six of whom were appointed through the process noted below, one of whom was originally appointed through Leonard Green’s granted Board Nomination Rights while it held the recently retired Series A Convertible Preference Shares (“Preferred Shares”), and one of whom was appointed in connection with his appointment as our Chief Executive Officer.

BOARD COMPOSITION REVIEW	Utilizing the Director skills matrix and Board self-evaluation process, the Governance & Technology Committee evaluates the size, composition, priorities and needs of the Board with respect to its desired diversity, skills, qualifications and experience in light of the Company's current business needs and strategies.
IDENTIFICATION OF POTENTIAL CANDIDATES	The Governance & Technology Committee identifies a pool of candidates from multiple sources including the management team, current Directors, external recruitment agency and/or shareholders.
EVALUATION OF CANDIDATES	Through meetings with members of the Governance & Technology Committee, Chair and CEO, a screening process conducted by an independent external recruitment agency and background checks, a thorough review of the identified candidates' qualifications, potential conflicts, independence, experience and background is conducted to assess how the candidate fits the needs of the Company and Board.
RECOMMENDATION	After narrowing down the candidate pool, the Governance & Technology Committee recommends a candidate for appointment by the full Board.
APPOINTMENT	The full Board appoints a new member, who then stands for election by shareholders at the next annual meeting.

Board Nomination Right of Leonard Green

Pursuant to a shareholder agreement entered into on October 5, 2016, as amended effective March 30, 2024, by and between the Company and affiliates of Leonard Green, who previously owned all of the Company’s issued and outstanding Preferred Shares, Leonard Green held a right to designate one individual to be nominated by the Board for election as a Director and a right to appoint one non-voting observer to attend all Board meetings. In the past, Leonard Green designated Mr. Seiffer as a Director nominee for election and Mr. Jeff Suer as a non-voting observer. Based on the conversion and subsequent retirement of all Preferred Shares during Fiscal 2025, as discussed below in the “Transactions with Related Parties” section of this Proxy Statement, Leonard Green no longer has these nomination/appointment rights. However, the Board has determined to nominate Mr. Seiffer to continue to serve on our Board of Directors due to his valuable finance, retail and investor perspectives and insight.

Director Refreshment Policy

The Board maintains a Director Refreshment Policy, which includes tenure limitations pursuant to which each independent Director must not stand for re-election to the Board at the next annual meeting of shareholders

SIGNET JEWELERS	17	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

following his or her 12th anniversary of service on the Board, unless the Board in its absolute discretion determines that it is in the best interests of the Company and its shareholders to nominate the Director for election to serve for an additional period of time. In addition to considering director tenure, the Director Refreshment Policy also includes a resignation policy whereby any Director who retires from or significantly changes their principal occupation or business position from the time such Director was last elected to the Board, must offer a letter of resignation.

The Governance & Technology Committee and Chair of the Board may consider and recommend to the full Board whether or not to accept such resignation. In addition to the tenure and resignation requirements, the Governance & Technology Committee must (1) regularly review the structure, size and composition of the Board and make recommendations with regard to any changes, and (2) evaluate each incumbent director’s specific experience, qualifications, attributes, skills, performance, independence, diversity and experience required in light of the Company’s business and structure before recommending the nomination of that director for an additional term. The Director Refreshment Policy provides that, in reviewing and assessing Board composition, the Governance & Technology Committee will consider diversity of business and industry experience, skills, backgrounds, and other personal attributes. These factors will be considered in determining the best composition of the Board, with the aim of achieving balanced representation of varied professional and personal backgrounds. The Board and Governance & Technology Committee are committed to ensuring that all prospective director candidate pools reflect a wide variety of personal and professional backgrounds and experiences, and that all appointments and nominations be merit-based after considering the range of skills, experience and viewpoints needed for effective Board oversight. The Board and Governance & Nominating Committee achieve these objectives in consideration of the current composition of the Board as represented within the Company’s Board Skills Matrix to ensure any new director supports and addresses the needs of the business and Board, and in light of any skills, experience and viewpoints expected to be lost upon tenure limitations being met. The Director Refreshment Policy is available on request from the Corporate Secretary and at www.signetjewelers.com/investors/corporate-governance/documents-and-charters/.

BOARD PRACTICES AND PROCEDURES

Director Attendance at the Annual Meeting of Shareholders

All Directors are required to attend the annual meeting of shareholders. All Directors who served at the time attended the annual meeting of shareholders held in June 2024, except for one member who had a conflict.

Meetings and Attendance During Fiscal 2025

In Fiscal 2025, the Board met seven times (including meetings by video conference). On average, the incumbent Directors attended over 92% of the aggregate number of meetings of the Board and those Board Committees on which they served during Fiscal 2025, and no single incumbent Director attended less than 75% of the total number of meetings of the Board and each Board Committee on which they served during Fiscal 2025 except for Mr. Seiffer. Mr. Seiffer has served for six years and always attended at least 75% of the total number of meetings of the Board and committee meetings on which he served.

Executive Sessions of Independent Directors

Independent Directors meet regularly in executive sessions without management participation. The Chair presides at those meetings.

Board and Committee Evaluation

The Board conducts a comprehensive evaluation of the effectiveness of the Board, its Committees, and individual Directors on an annual basis.

This process is designed to solicit feedback from each Director and members of management who regularly interact and participate in Board and Committee meetings regarding:

◆	Matters that the Directors and management believe should receive more attention during Board and Committee meetings;

◆	How the Board’s and each Committee’s composition, leadership, meeting and information processes and interactions as a Board and with management influence its effectiveness;

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

◆	The Directors’ roles, responsibilities and performance of individual Directors; and

◆	Future development needs of the Board and the Directors.

Feedback from this evaluation is utilized to facilitate and inform Board refreshment, refine the functionality and processes of Board and Committee operations, and gain Board member and management perspectives on whether the Directors’ skills are matched to the Company’s strategies, business needs, and risk profile.

The Governance & Technology Committee Chair oversees the evaluation process, which includes the development and approval of the evaluation design by the Governance & Technology Committee, its administration through interviews by management or a third party, analysis and summarization of the results and a report to the full Board on an anonymous basis. In Fiscal 2025, the Board engaged outside counsel to facilitate its annual Board evaluation process, which is more fully illustrated below:

BOARD EVALUATION PROCESS

DISCUSSION OUTLINE	The self-evaluation is facilitated through a discussion outline developed by the Governance & Technology Committee and outside counsel. The discussion outline includes a series of topics and questions designed to solicit constructive feedback to be used in improving Board, Committee, and individual Director effectiveness.

CONFIDENTIAL INTERVIEWS	Members of our Board and management participate in the evaluation discussion individually through an interview by outside counsel, responding to questions based on the discussion outline, with follow-up questions depending upon the responses provided.

ANALYSIS OF FEEDBACK	Feedback solicited from the interviews is analyzed for any trends, including areas of strength or opportunities for improvement. Outside counsel presents key findings on an anonymous basis to the full Board, each Committee and management.

RESPOND TO INPUT	The Board and the Committees discuss the results of the evaluation and, in response to the feedback, determine whether to implement any of the recommendations or suggestions as appropriate to improve processes and procedures to further improve the effectiveness of the Board and Committees. The Board and Committees work with management to take any appropriate actions to implement these changes.

Board Continuing Education

All Directors are encouraged to attend educational programs related to the fulfillment of their duties as members of our Board and Board Committees, including programs sponsored by universities, governance associations, our independent auditors, or other organizations. The Company reimburses Directors for any reasonable expenses in connection with such programs. On a quarterly basis, Directors are provided with a list of educational opportunities and events covering issues and trends that are relevant to their service on the Board or Board Committees. From time to time, the Board also engages outside speakers to present to the Board on topics such as governance trends, cybersecurity, artificial intelligence and sustainability matters.

In addition, Directors receive regular communications regarding press coverage, current events relating to our business and inspiring stories related to our customers or team members, and investor relations updates regarding analyst and rating agency reports and updates, as well as feedback from our shareholders.

SIGNET JEWELERS	19	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OVERSIGHT OF RISK

One of the Board’s most important roles involves risk oversight. While senior management has primary responsibility for managing day-to-day risks, the Board has responsibility for risk oversight with specific risk areas delegated to its Committees, whose deliberations are reported to the full Board. Our risk oversight process, including key risk focus areas for the Board and each of its Committees, is summarized below.

SIGNET JEWELERS	20	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Enterprise Risk Management

The General Counsel coordinates the collection of risk management information and is responsible for assessing the Company’s day-to-day risk management processes and, in coordination with the Company’s Chief Audit Executive, internal controls and seeks to ensure such processes satisfy the applicable standards at both business function and corporate levels. The Chief Legal, Compliance and Risk Officer chairs Signet’s Risk Committee, which operates under a Board approved written charter, consists of key functional and brand leaders throughout the Company, and meets quarterly to review Signet’s risk management processes, emerging issues, new regulations, and principal risks. These findings are reported periodically to the Board and Audit Committee.

In addition, the Board, its Committees and individual Board members have full access to management to further discuss any risks impacting the Company or internal controls.

Compensation Policies and Risk Taking

The Human Capital Management & Compensation Committee has evaluated the Company’s policies and practices of compensating team members and has determined that they are not reasonably likely to have a material adverse effect on the Company. The Human Capital Management & Compensation Committee has reached this conclusion based in part on a review conducted by its independent compensation consultant that analyzed the Company’s compensation policies and practices for all team members, including executive officers. The Human Capital Management & Compensation Committee noted several aspects of the compensation programs that reduce the likelihood of excessive risk-taking:

◆	Compensation for the executive officers is a mix of fixed and variable awards, with share-based compensation that vests in accordance with both time- and performance-based criteria;

◆

The executive officer annual short-term and multi-year long-term incentive programs are both based in part on performance targets the Human Capital Management & Compensation Committee believes are closely tied to the creation of long-term shareholder value. These performance targets for executive officers are reviewed and approved by the Committee and set in advance, with above-target payouts reviewed to ensure a reasonable sharing of value created between management and shareholders. Performance achievement under the incentive plans is determined based on the Company’s financial results, which are audited by the Company’s independent registered public accounting firm before annual short-term incentive plan payments are made. See the Compensation Discussion and Analysis (“CDA”) of this Proxy Statement for more information on the performance metrics used for the Fiscal 2025 short-term and long-term incentive programs;

◆

Equity compensation is provided through annual grants under the long-term incentive plan that is a combination of annually granted time-based restricted stock units that generally vest ratably over three years and performance-based restricted stock units that vest 100%, subject to performance achievement three years from the grant date. This approach addresses longer “tail” risks as participants remain subject to performance achievement risks associated with their ongoing and overlapping vesting cycles. Consistent with Fiscal 2024, in Fiscal 2025, the Committee utilized a three-year performance measurement period for the performance-based restricted stock unit awards;

◆	Long-term incentives are awarded in the form of whole share awards (instead of options), driving long-term share value creation, rather than potentially rewarding share price volatility;

◆	The Company seeks to maintain conservative equity utilization under share-based incentive plans;

◆	The CEO and other executive officers, including all NEOs, are subject to robust share ownership requirements;

◆	The Company prohibits hedging, pledging or speculation of Company shares by team members and Directors;

◆

The Company has a Clawback Policy that applies to all executive officers and any other recipients of an incentive award as determined by the Human Capital Management & Compensation Committee in the event of an overpayment. Certain repayment obligations may be triggered if there is a material restatement of previously issued financial statements. Similarly, in the interest of fairness, should a restatement result in an underpayment of incentive compensation, the Human Capital Management & Compensation Committee may determine whether the Company will make up any such difference. A participant’s incentive compensation may also be recouped for material violations of the Company’s Code of Conduct or Code of Ethics for Senior Officers or for other conduct deemed detrimental to the business or reputation of the Company; and

◆

The Human Capital Management & Compensation Committee is comprised entirely of independent Directors and has engaged an independent consultant to review the risks associated with its compensation programs. It reviews the payouts under the short- and long-term incentive programs, and it regularly benchmarks executive compensation against a carefully constructed and regularly reviewed peer group.

SIGNET JEWELERS	21	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT AND ETHICS

The Company strives to:

1 ● Act in accordance with the laws and customs of each country in which it operates;	2 ● Adopt proper standards of business practice and procedure;	3 ● Operate with integrity; and	4 ● Observe and respect the culture of each country in which it operates.
To that end, the Company has adopted Corporate Governance Guidelines that address a number of corporate governance matters in accordance with NYSE listing rules and a statement of social, ethical and environmental principles and supporting policies applicable to all officers and other team members. In addition, the Company has a policy on business integrity, as well as more detailed guidance and regulations as part of its staff orientation, training and operational procedures. These policies include the Code of Conduct, which is applicable to all Directors, officers and other team members as required by NYSE listing rules, and the Code of Ethics for Senior Officers, which applies to the Chair, independent Directors, CEO and other senior officers. Copies of the Corporate Governance Guidelines and these codes are available on request from the Corporate Secretary and at
www.signetjewelers.com/investors/corporate-governance/documents-and-charters/
.
The Company intends to satisfy any disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Ethics for Senior Officers for the Company’s principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions by posting such information on its website. There have been no such waivers granted since the beginning of Fiscal 2025.
INSIDER TRADING POLICY
The Company maintains an Insider Trading Policy applicable to all Directors, officers and employees that governs transactions involving the Company’s securities. The Company believes that this policy is reasonably designed to prevent the misuse of material non-public
information, and promote compliance with insider trading laws, rules and regulations and NYSE listing standards. Although we do not have a formal insider trading policy applicable to the Company, we have established procedures intended to ensure that we do not repurchase shares of our common stock while the Company is in possession of material non-public
information, except for repurchases conducted in compliance with Rule
10b5-1.
A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the fiscal year ended February 1, 2025 and is available on request from the Corporate Secretary and may be downloaded from
www.signetjewelers.com/investors/corporate-governance/documents-and-charters/
.
BOARD COMMITTEES
Certain matters are delegated to Board Committees. The principal committees are the Audit Committee, Human Capital Management & Compensation Committee, Governance & Technology Committee, Corporate Citizenship & Sustainability Committee and Finance Committee.
Each Board Committee acts in accordance with a written charter detailing its purpose, procedures, responsibilities and powers, as adopted by the Board, which is reviewed annually. Copies of the charters are available on request from the Corporate Secretary and at
www.signetjewelers.com/investors/corporate-governance/documents-and-charters/
.

SIGNET JEWELERS	22	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The composition as of May 19, 2025, key roles and responsibilities, and number of meetings held in Fiscal 2025 of each principal Board Committee are detailed below. All members of our Board Committees are independent under all applicable NYSE Listing Standards.

Committees
Nominees	AC(1)	HCMC	GT	CCS	FC
André V. Branch	◆				◆
Sandra B. Cochran		◆			◆
R. Mark Graf	◆				C
Zackery A. Hicks			◆	C
Sharon L. McCollam	C		◆
Nancy A. Reardon		C		◆
Jonathan Seiffer	◆	◆
Brian Tilzer			C	◆
Eugenia Ulasewicz		◆		◆
Dontá L. Wilson		◆			◆

Number of Meetings Held in Fiscal 2025	6	6	4	4	5

(1)	All members of the Audit Committee are financially literate and audit committee financial experts within the meaning of applicable SEC regulations.

AC	HCMC	GT	CCS	FC
Audit Committee	Human Capital Management & Compensation Committee	Governance & Technology Committee	Corporate Citizenship & Sustainability Committee	Finance Committee

C = Chair

Audit Committee

Roles and Responsibilities

Primary function is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial reporting and audit, processes for risk management and the Company’s systems of internal control over financial reporting and disclosure controls and procedures.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆  Company’s consolidated financial statements, earnings releases and related audit findings and accounting principles and policies;

◆  Recommendation of the appointment or termination of the Company’s independent registered public accounting firm (the “independent auditor”), and approval of all audit and non-audit services provided by the Company’s independent auditor;

◆  Internal control over financial reporting, disclosure controls and procedures and risk management, including with respect to any climate risk disclosures that may be required by the SEC;

◆  Effectiveness of the Company’s internal auditors, Disclosure Control Committee, and Cybersecurity Incident Materiality Committee;

◆  Procedures for complaints regarding accounting, internal accounting controls, auditing or other matters;

◆  Enterprise risks;

◆  Ethics and Compliance; and

◆  Related person transactions.

In carrying out its responsibilities, the Audit Committee:

◆  Receives regular updates on internal audit activity and reviews reports submitted to the Company by the Company’s independent auditor, as well as annual management assurance updates submitted by the Risk Committee;

◆  Maintains direct communication with representatives of the Company’s independent auditor, who ordinarily attend meetings by invitation (except in relation to the firm’s and its representatives’ own appointment and assessment of independence);

◆  Invites the Chair, CEO, Chief Operating and Financial Officer, Chief Audit Executive, Chief Accounting Officer, Chief Legal, Compliance and Risk Officer and others to attend its meetings; and

◆  Meets at least once a year with both the Company’s independent auditor and internal auditors without executive management present.

SIGNET JEWELERS	23	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Human Capital Management & Compensation Committee

Roles and Responsibilities

Primary function is to provide oversight of overall management of human capital, which includes culture, diversity, and inclusion; executive compensation programs; benefits and well-being strategy; talent management (attraction, development, and retention); performance management; and, in collaboration with the Governance & Technology Committee, succession planning and non-employee Director compensation. In collaboration with the Corporate Citizenship & Sustainability Committee, oversees inclusion initiatives; team member engagement; and team member experience practices, including Signet’s Love for Our Team Corporate Sustainability Goals.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆  Company’s compensation philosophy, policies, and actions for members of management to ensure they are fairly and appropriately rewarded, taking into account the long-term interests of shareholders and the Company, and that the Company’s compensation policies remain competitive;

◆  Evaluation of the performance of the CEO and the Company’s executive officers and other direct reports to the CEO against corporate goals and objectives;

◆  Compensation, and any employment, termination protection, severance or similar agreements between the Company and the CEO or any executive direct reports to the CEO;

◆  Design, structure and performance metrics of any annual cash bonus and long-term equity-based compensation plans and recommendation to the Board for approval;

◆  Appointment, compensation, and assessment of the work of the Company’s independent compensation consultant; and

◆  Overall management of human capital, including culture, inclusion, benefits and well-being strategy, talent management (attraction, development, and retention), performance management, and succession planning.

For additional information regarding the operation of the Human Capital Management & Compensation Committee, including the role of consultants and management in the process of determining the amount and form of executive compensation, see the Compensation Discussion and Analysis section of this Proxy Statement below.

Governance & Technology Committee

Roles and Responsibilities

Primary function is to nominate Directors and provide oversight with respect to Board composition, implementation of the Company’s Corporate Governance Guidelines and overall corporate governance, the Company’s cybersecurity and data privacy risk oversight and management protocols, and technology matters relating to the Company as an omnichannel enterprise.

Responsibilities include the oversight, review and/or approval, as appropriate, of the:

◆  Selection, orientation and recommendations regarding the nomination of Directors;

◆  Annual evaluation of the Board and its Committees, including the composition and balance of the Board and its Committees;

◆  Succession planning of the CEO, Chair and Board, as well as oversight of succession planning for other executive officers;

◆  Form and amount of non-employee Director and Chair compensation in consultation with the Human Capital Management & Compensation Committee;

◆  Company’s cybersecurity and data privacy risk oversight and management protocols, including reviewing any matters reported to it by the Cybersecurity Incident Materiality Committee;

◆  Company’s e-commerce, information technology, digital capabilities, artificial intelligence and data analytics activities, strategies and initiatives, including reviewing budgets, investments, financial and non-financial benefits, insurance, training and staffing related to such activities; and

◆  Corporate governance guidelines and other matters of corporate governance.

For additional information regarding the Governance & Technology Committee’s process for identifying Director candidates, see “Board Membership Selection” above, and regarding the Board and Committee evaluation process, see “Board and Committee Evaluation” above.

SIGNET JEWELERS	24	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Citizenship & Sustainability Committee

Roles and Responsibilities

Primary function is to oversee strategies, actions, risks, opportunities, strategies, goals, policies and progress related to corporate citizenship and sustainability matters to enhance long-term sustainability and value creation for all stakeholders.

Responsibilities include the oversight, review and/or provision of advice, as appropriate, of the:

◆  Company’s strategic direction, risks and opportunities relating to corporate sustainability, responsible sourcing protocols and other related matters, including how these strategies impact the strategy, results of operations or financial condition of the Company and align with the objectives of protecting and enhancing the reputation, brand image and external representation of the culture of the Company;

◆  Establishment of, and any modifications to, the Company’s Corporate Sustainability Goals (“CSGs”) and broader sustainability objectives, and monitoring the progress towards their achievement;

◆  External developments relating to opportunities and risks that may significantly impact the Company’s reputation and/or its CSGs and sustainability objectives and related initiatives;

◆  Implementation and effectiveness of appropriate policies, initiatives, systems and supporting measures and communications in furtherance of the corporate sustainability strategies;

◆  Implementation and effectiveness of the Company’s social impact programs and guidelines, including with respect to the Signet Love Inspires Foundation; and

◆  In collaboration with the Human Capital Management & Compensation Committee, the oversight of human capital management, and team member engagement and experience practices.

In carrying out its responsibilities, the Corporate Citizenship & Sustainability Committee reviews metrics relating to Signet’s Three Loves, which represent the pillars of its sustainability framework: Love for All People; Love for Our Team; and Love for Our Planet and Products. For additional information regarding the Corporate Citizenship & Sustainability Committee’s oversight role and the Company’s sustainability initiatives, see “Sustainability at Signet” below.

Finance Committee

Roles and Responsibilities

Primary function is to review and guide strategic direction and oversee and offer advice to the Board and management pertaining to risks, opportunities, policies, processes and progress regarding corporate financing or refinancing transactions, budget planning activities, the Company’s credit and finance program and portfolio, treasury and capital allocation strategies and programs, and mergers and acquisitions.

Responsibilities include the oversight, review and/or provision of strategic direction regarding:

◆  The Company’s strategy and plan for its credit program, including risk exposures and the steps and processes management has implemented to monitor and control such exposures;

◆  Potential structures and related transactions and financing arrangements for the extension of credit or other financing options to the Company’s customers;

◆  Corporate financing or refinancing transactions and arrangements;

◆  Treasury and capital allocation strategies, programs and activities, including making recommendations regarding dividend and share repurchase activities to the full Board for approval, as appropriate;

◆  The Company’s annual budget planning activities and making related recommendations to the full Board for approval; and

◆  Merger and acquisition opportunities and activities and making recommendations to the full Board regarding the same, as appropriate.

SIGNET JEWELERS	25	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

COMMUNICATION WITH DIRECTORS AND DIRECTOR NOMINATIONS

The Board welcomes feedback from shareholders and other interested parties. Any shareholder or member of the public who wishes to send communications to the Board, the Chair or any other individual Director may do so in writing, addressed to the Corporate Secretary, c/o Signet Jewelers, 375 Ghent Road, Akron, Ohio, 44333 U.S.A. All such communications will be reviewed promptly by the Corporate Secretary and, where considered appropriate, sent to the Director(s) or one or more Committee Chair(s) with a copy to the Chair.

A shareholder who wishes to recommend an individual to the Governance & Technology Committee for its consideration as a nominee for election to the Board may do so in writing also to the Corporate Secretary, c/o Signet Jewelers, 375 Ghent Road, Akron, Ohio, 44333 U.S.A. The Governance & Technology Committee will evaluate all properly submitted shareholder recommendations for candidates to the Board in the same manner as candidates suggested by other Directors or search firms.

As more fully described in the Company’s Bye-laws and under “Shareholder Q&A”, a shareholder desiring to nominate a person for election as a Director at an annual meeting must provide notice by the deadlines established in the Bye-Laws and include in such written notice all of the information required to be disclosed in solicitations of proxies for the election of Directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act. This includes, without limitation, the person’s written consent to being named in the Proxy Statement as a nominee and serving as a Director if elected, the name and address of the proposing shareholder and the number of shares of the Company beneficially owned by such shareholder. In addition, to comply with the universal proxy rules, any notice of director nomination submitted to the Company shareholders other than the Company’s nominees must provide timely notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act.

TRANSACTIONS WITH RELATED PARTIES

The Board has adopted a written Related Party Transaction Policy setting forth the Company’s policies and procedures for the review, approval or ratification of transactions in which the Company participates and in which any Director, executive officer, Director nominee, five percent beneficial owner of the Company’s voting securities, or immediate family member of such officer, Director, Director nominee or security holder (each, a “Related Person”), has a direct or indirect material interest. The Company’s Corporate Secretary and legal department review any identified transactions. If it is determined, based on the facts and circumstances, that the Director or executive officer has a direct or indirect material interest in a transaction, the Corporate Secretary brings the matter to the attention of the Audit Committee for further review. In determining whether to approve or ratify any such transaction, the Audit Committee will consider all relevant factors, including the benefits to the Company, the impact (if applicable) to the independence of any Director, the availability of alternative options, the terms of the transaction, and whether such a transaction would be in the best interests of the Company. In addition, situations that potentially create or give the appearance of a conflict of interest are to be avoided pursuant to the Code of Ethics for Senior Officers and the Code of Conduct. Directors and executive officers annually complete, sign and submit a Directors’ and Officers’ Questionnaire that is designed to identify Related Person transactions and both actual and potential conflicts of interest. The Company also makes appropriate inquiries as to the nature and extent of business it conducts with other companies for whom any of these Related Persons also serve as a director or executive officer.

Since the beginning of Fiscal 2025, the Company has not participated in any transaction, and there is no currently proposed transaction, in which a Related Person had or will have a direct or indirect material interest, other than as described below.

Transaction with D&L Trading Limited

The Company acquired R2Net Inc., the parent company of online diamond and bridal jewelry retailer, James Allen, in September 2017. Roy Brinker, the brother-in-law of Oded Edelman, our former Chief Digital Innovation Officer and President, Digital Banners through February 1, 2025, owns D&L Trading Limited, which provided services to Segoma Ltd., a subsidiary of R2Net Inc., including photography services related to rough and polished diamonds, jewelry and gemstones, as well as sorting and distribution services of lab grown and rough diamonds to the Company’s polishing factories. In Fiscal 2025, the Company paid approximately $481,139 to D&L Trading Limited.

SIGNET JEWELERS	26	2025 PROXY STATEMENT

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Family Relationships

Roie Edelman, the brother of Oded Edelman, serves as the Chief Diamond Officer of R2Net Israel Ltd., a subsidiary of R2Net Inc. In Fiscal 2025, Roie Edelman’s total compensation was $494,443, which includes the grant date value of time-based restricted stock units granted to him during Fiscal 2025.

Amendment to the Certificate of Designation applicable to the Company’s Preferred Shares and Transaction with Leonard Green

Leonard Green was one of the Company’s significant shareholders as the holder of the Company’s Preferred Shares, and Jonathan Seiffer, a Senior Partner at Leonard Green, serves on the Company’s Board of Directors. On March 30, 2024, the Board approved certain amendments that took effect on April 1, 2024 to the Certificate of Designation of Series A Convertible Preference Shares (the “Certificate of Designation”), which governs the terms of the Preferred Shares, that, subject to certain restrictions contained in the amended Certificate of Designation, provided for net share settlement on conversion of the Preferred Shares. The amended Certificate of Designation was attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on April 3, 2024. Under the terms of the net share settlement, in the event of a conversion at the option of a Preferred Holder, in exchange for each Preferred Share the Company would deliver cash for the stated value of the Preferred Share ($1,050.94 per Preferred Share), and could elect to deliver any net settlement amount in excess of stated value in cash, shares or a combination of cash and shares.

On April 1, 2024, following the effectiveness of the amended Certificate of Designation, the Preferred Holders delivered notice to the Company of a conversion of 312,500 Preferred Shares (in the aggregate). In accordance with the terms of the amended Certificate of Designation, the conversion was settled in cash by the Company for $414.1 million on April 15, 2024, which included $2.1 million of accrued and unpaid dividends as of the date of conversion. During the second and third quarters of Fiscal 2025, the Preferred Holders elected to convert the additional 312,500 Preferred Shares, with the final conversion occurring on October 8, 2024. Upon notice of conversions, the Company elected to settle each of the full conversion amounts in cash totaling $401.5 million. Upon the final conversion, the Company has satisfied all requirements under the Certificate of Designation.

SIGNET JEWELERS	27	2025 PROXY STATEMENT

Director Compensation

Our Director compensation program is outlined in the following table and includes the compensation paid to independent non-employee Directors. Compensation is paid to independent non-employee Directors only.

Independent Director Compensation Policy	Amount

Annual Board Retainer(1)	$265,000

Additional Annual Retainer to Board Chair(2)	$235,000

Additional Annual Retainer to Committee Chairs(3)

Audit Committee	$30,000

Human Capital Management & Compensation Committee	$25,000

Governance & Technology Committee	$20,000

Corporate Citizenship & Sustainability Committee	$20,000

Finance Committee	$20,000

(1)

Retainer is split into a cash amount of $105,000 paid in equal quarterly installments and $160,000 in RSUs granted on the date of the annual general meeting of shareholders with one-year cliff vesting from the date of grant.

(2)

Retainer is split into a cash amount of $95,000 paid in equal quarterly installments and $140,000 in RSUs granted on the date of the annual general meeting of shareholders with one-year cliff vesting from the date of grant.

(3)	Paid in cash in quarterly installments.

The following table summarizes the total compensation of each of our independent Directors who served on the Board during Fiscal 2025.

Independent Director	Fees earned or paid in cash	Stock awards(1)	Total

Helen McCluskey(2)	$153,028	$274,327	$428,755

André V. Branch	$105,000	$147,001	$252,001

Sandra B. Cochran(3)	$ 88,375	$196,653	$285,028

R. Mark Graf	$125,000	$147,001	$272,001

Zackery Hicks	$125,000	$147,001	$272,001

Sharon L. McCollam	$135,000	$147,001	$282,001

Nancy A. Reardon	$130,000	$147,001	$277,001

Jonathan Seiffer(4)	$105,000	$147,001	$252,001

Brian Tilzer	$125,000	$147,001	$272,001

Eugenia Ulasewicz	$105,000	$147,001	$252,001

Dontá L. Wilson	$105,000	$147,001	$252,001

H. Todd Stitzer(2)	$128,556	—	$128,556

(1)

In accordance with FASB ASC Topic 718, the amounts calculated are based on the aggregate grant date fair value of the awards. The annual equity award was made in RSUs with one-year cliff vesting from the date of grant and were granted on June 28, 2024 to all independent Directors who were appointed to the Board at the 2024 annual meeting of shareholders. At the time her appointment on February 27, 2024, Ms. Cochran received a pro-rated equity grant of RSUs with one-year cliff vesting from the date of grant for her prospective services from the date of appointment through the 2024 annual meeting of shareholders. No equity awards were granted to Mr. Stitzer during Fiscal 2025, since he no longer served on the Board at the time of the annual grant. Equity awards granted to Ms. Cochran on February 27, 2024 and equity awards granted on June 28, 2024 had a grant date fair value of $106.55 per RSU and $89.13 per RSU, respectively.

(2)	Fees earned in cash reflect a pro-rated amount of Board Chair fees associated with the transition of the role from Mr. Stitzer to Ms. McCluskey, effective June 28, 2024.

(3)	Fees earned in cash reflect a pro-rated amount from the date of Ms. Cochran’s appointment to the Board on February 27, 2024.

(4)	Mr. Seiffer’s cash fees were payable to Leonard Green.

SIGNET JEWELERS	28	2025 PROXY STATEMENT

DIRECTOR COMPENSATION

DETERMINATION OF DIRECTOR COMPENSATION

The compensation of the independent Directors is determined by the full Board based on recommendations made by the Human Capital Management & Compensation Committee after consultation with the Governance & Technology Committee and the Human Capital Management & Compensation Committee’s independent compensation consultant. Such recommendations are made after consideration of, among other factors, external comparisons, time commitments and the responsibilities of the independent Directors.

In connection with the Board Chair transition from Mr. Stitzer to Ms. McCluskey during Fiscal 2025, upon the recommendation of the Human Capital Management & Compensation Committee and Governance & Technology Committee, the Board approved updates to Board Chair compensation to be effective upon the Chair transition immediately following the 2024 annual meeting of shareholders on June 28, 2024. Namely, the Board approved maintaining the current total amount of Board Chair compensation of $500,000, with a rebalanced split between cash (40%) and equity (60%) to align more closely with the other independent Directors, and re-structured the Board Chair retainer to provide for a standard independent Director retainer plus an additional Chair premium retainer of $235,000 split between cash ($95,000) and RSUs ($140,000), resulting in $200,000 of total cash compensation and $300,000 of total equity compensation to the Board Chair. There were no other changes to the retainer fees applicable to the independent Directors or Committee chairs during Fiscal 2025.

SHARE OWNERSHIP

Our Director Share Ownership Policy is designed to better align our Directors’ interests with those of shareholders over the long term. The Chair and the independent Directors are expected to achieve a minimum share ownership of three times the value of their annual share award within five years of election to the Board. Once these share ownership holdings are achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. The minimum holding is to be maintained while such individual remains a Director of the Company. As of May 19, 2025, each of our independent Directors had achieved their share ownership requirements, except for Sandra B. Cochran, who just recently joined our Board in February 2024 and is on pace to meet her ownership requirements.

INDEMNIFICATION

The Company has entered into indemnification agreements with the independent Directors of the Company, agreeing to indemnify them against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the Director was or is, or is threatened to be made, a party by reason of his or her service as a Director, officer, employee or agent of the Company, provided that the Director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the Director in defending any proceeding.

SIGNET JEWELERS	29	2025 PROXY STATEMENT

Sustainability at Signet

Signet’s sustainability strategy involves connecting stakeholder values with the economic, social, and environmental impacts of our business model to make sound decisions. The Board, management, and our team members are committed to ensuring our Purpose, Inspiring Love, remains at the heart of our company, including through our Corporate Sustainability Goals (“CSGs”) and related actions. In this way, we create shared value for team members, customers, investors, suppliers, and other stakeholders.

As a leading retailer in the jewelry sector, we recognize that the scale and transparency of our business influences our entire value chain. Our current set of sustainability goals, developed through an examination of topics in 2024 that hold importance to business success and stakeholders, defines our priorities and drives our progress toward achieving them. During this process, we referenced business practice guideposts such as those established by the United Nations Global Compact, as well as non-financial reporting standards and frameworks such as the SASB standards, which are now part of the IFRS Foundation. Our Fiscal 2025 Corporate Citizenship & Sustainability Report will disclose progress and performance against our CSGs published in June 2024. The Signet Leadership Team actively seeks progress toward achieving our CSGs in everyday business operations, as well as long-term planning. Our Board also guides and monitors our development through regular reviews.

RECENT MILESTONES

Signet is committed to communicating transparently about meaningful sustainability-related activities and results to stakeholders. We made significant progress in Fiscal 2025 and continue working to further enhance our corporate sustainability strategy and related disclosures in the years ahead. In addition to the actions taken in furtherance of our human capital management initiatives described more fully below under “Signet’s Approach to Human Capital Management,” the following illustrates some recent milestones since the beginning of Fiscal 2025:

FISCAL 2025 AND FISCAL 2026 TO DATE

◆  Published our fourth Corporate Citizenship and Sustainability Report, goals based on Signet’s Three Loves: Love for All People, Love for our Team, Love for our Planet and Products. (June 2024)

◆  Earned designation as a Great Place to Work-Certified™ company for the fifth year in a row. (September 2024)

◆  Engaged with our supply chain to collect data regarding climate and environmental policies and practices via our Environmental and Sustainability Questionnaire required as part of our annual Signet Responsible Sourcing Protocol process. (September 2024)

◆  Installed solar panels at our cutting and polishing factory in Botswana, which has enabled us to have a significant percentage of the building’s energy to come from renewable energy. (September 2024)

◆  Named to the 2025 World’s Most Ethical Companies® Honoree List, based on Signet’s demonstration of commitment to ethical business practices, governance, and leadership. (March 2025)

◆  Launched our Science-Based Carbon Reduction Plan and made voluntary commitments to reduce our carbon emissions in our operations through store efficiency and renewable energy to drive measurable impact. (March 2025)

SIGNET JEWELERS	30	2025 PROXY STATEMENT

SUSTAINABILITY AT SIGNET

BOARD OVERSIGHT OF SUSTAINABILITY

Corporate Citizenship & Sustainability Committee

◆  Oversight responsibility regarding our corporate citizenship initiatives is embedded in the Corporate Citizenship & Sustainability Committee. The Committee reports to the entire Board on the Company’s ongoing environmental, social and governance activities. The Committee provides oversight and strategic direction for our sustainability program including oversight of Signet’s 2030 Corporate Sustainability Goals (CSGs) and related reporting and disclosures. As part of this oversight, the Committee considers how the Company’s environmental, social and governance strategies align with the Company’s overall business strategy and objectives of protecting and enhancing the reputation, brand image and external representation of the culture of the Company, and monitors external risks and developments, including climate change and developments in reporting frameworks and regulatory changes.

Human Capital Management & Compensation Committee

◆  The Human Capital Management & Compensation Committee provides oversight of overall management of human capital, which includes team member experience, culture, diversity, and inclusion; compensation program review and oversight including equity compensation; benefits and well-being strategy; talent management (attraction, development, and retention); performance management; and, in collaboration with the Governance & Technology Committee, succession planning. In collaboration with the Corporate Citizenship & Sustainability Committee, the Human Capital Management & Compensation Committee oversees Signet’s Love for our Team Corporate Sustainability Goals.

Audit Committee

◆  The Audit Committee provides oversight of the Company’s SEC disclosures, including with respect to any environmental, social and governance data or risk disclosures that may be required by federal or state regulators.

The Corporate Citizenship and Sustainability Report will be accessible at www.proxydocs.com/SIG.

SIGNET JEWELERS	31	2025 PROXY STATEMENT

Signet’s Approach to

Human Capital Management

Our approach to human capital management is rooted in our Purpose of Inspiring Love and seeks to create an inclusive, innovative, and collaborative company culture. Our success depends on our ability to attract, develop, and retain highly engaged and motivated team members. Our retail store brand ambassadors’ enthusiasm and trained expertise promote brand loyalty. The execution of our Grow Brand Love business strategy is supported by our confidence in the Signet team and our commitment to their overall success and personal growth. As a result of our strategy to grow impassioned leaders dedicated to our Purpose, we have been able to recruit and retain talent at higher rates than the retail average. In Fiscal 2025, we enhanced our team member experience with tangible results.

Our team members are key to our success. Consistent with our Purpose, each Signet team member is:

©	Invited to be their best self;

©	Introduced to ideas that grow their passion—not just their job; and

©	Encouraged to inspire love in the world.

TALENT TO REFLECT THE COMMUNITIES WE SERVE

In Fiscal 2025, Signet was designated as a Great Place to Work-Certified™ company for the fifth consecutive year, which reflects the pride, engagement, and enthusiasm of team members throughout our organization. We attribute this accolade to our focus on our Purpose, our efforts to cultivate a collaborative, innovative, and high-engagement workplace culture, and our overall human capital management strategy. Signet was also named to two lists by Newsweek: America’s Greatest Workplaces for Women 2025 and America’s Greatest Workplaces for Inclusion & Diversity 2025.

Our Grow Brand Love business strategy is powered by the success of our brand ambassadors to connect and instill trust with all of our customers. We strive to build and engage a workforce that is representative of both our customers and the communities where we live and work. Inspired by our Purpose, we value building a pluralistic workforce, embracing different perspectives, and fostering an inclusive, empowering work environment where our team members feel they belong and customers feel welcomed. This diverse blend of backgrounds and perspectives within our teams creates an inviting atmosphere for our customers while allowing us to better understand their tastes, interests, and purchase preferences.

TRANING AND DEVELOPMENT

Our people and culture are essential ingredients to achieving long-term success. In Fiscal 2025, Signet continued our efforts to connect our team members with resources that support their individual development and enable them to foster an inclusive environment for all. Our Enterprise Mentoring Program, which is open to all team members, empowers personal and career growth through impactful connections and consistent Executive Team engagement.

Signet’s leadership development and training strategy has three components:

◆  Leadership and Culture;

◆  Functional skills; and

◆  Industry and Jewelry Expertise.

In Fiscal 2025, Signet continued its innovative retail team member training program, Week One Experience, a 40-hour training for all full-time team members across our Kay, Zales, Jared, and Peoples brands, which comprise the largest share of revenue and store locations. This program immerses new team members in Signet’s culture, leadership approach and performance expectations, while also providing essential, foundational knowledge of the jewelry industry.

SIGNET JEWELERS	32	2025 PROXY STATEMENT

SIGNET’S APPROACH TO HUMAN CAPITAL MANAGEMENT

Signet’s retail store brand ambassadors continuously develop their jewelry expertise throughout their careers, becoming trusted advisors to our customers. Renowned for their deep knowledge of diamonds and gemstones, our brand ambassadors provide personalized guidance, whether virtually or in-store, helping customers select both fashion-forward self-purchases and meaningful gifts for loved ones. At the end of Fiscal 2025:

◆ 4,871 team members held Diamontology Certification from the Diamond Council of America (DCA)

◆ 1,396 team members held Colored Gemstone Certification from the Diamond Council of America (DCA)

◆ 10,342 team members held GSI Diamond Essentials Certification from Gemological Science International (GSI)

In Fiscal 2025, Signet continued to invest in its learning platform, Brilliant University, to advance team member training, leadership development, and education. These investments in our people enable us to attract top talent and rapidly equip them with the skills and knowledge that reflect Signet’s values, leadership traits, and jewelry expertise.

SIGNET JEWELERS	33	2025 PROXY STATEMENT

Proposal 2: Appointment of Independent

Auditor and Authorization of the Audit

Committee to Determine its Compensation

Proposal 2 is to appoint KPMG LLP (“KPMG”) as independent registered public accounting firm (“independent auditor”) to the Company until the end of the next annual meeting of shareholders and authorize the Audit Committee of the Board to determine its compensation.

The Audit Committee is responsible for the recommendation, compensation, retention and oversight of the independent auditor and has recommended KPMG, the US member firm of KPMG International, as the independent registered public accounting firm to audit the Company’s consolidated financial statements and effectiveness of internal control over financial reporting of the Company until the end of the Company’s annual meeting of shareholders in 2026. While shareholders are required to appoint the independent auditor pursuant to Bermuda law, the Audit Committee is responsible for recommending which independent auditor should be appointed.

In recommending KPMG, the Audit Committee has considered, among other things, whether the non-audit services provided by KPMG were compatible with maintaining KPMG’s independence from the Company and has determined that such services do not impair KPMG’s independence. The Audit Committee considered whether there should be a rotation of the independent auditor, and the members of the Audit Committee currently believe that the continued retention of KPMG to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders.

FEES AND SERVICES OF KPMG

The Audit Committee has adopted a policy requiring its advance approval of the Company’s independent registered public accounting firm’s fees and services. In Fiscal 2024 and Fiscal 2025, all KPMG services and fees shown in the table below were disclosed to and/or reviewed and pre-approved by the Audit Committee (or Chair of the Audit Committee between Audit Committee meetings for non-audit work up to $250,000) pursuant to this policy. This policy also prohibits the Company’s independent registered public accounting firm from performing certain non-audit services for the Company including: (1) bookkeeping, (2) systems design and implementation, (3) appraisals or valuations, (4) actuarial services, (5) internal audit, (6) management or human resources services, (7) investment advice or investment banking, (8) legal services and (9) expert services unrelated to the audit.

The following table presents fees for professional audit services provided by KPMG for Fiscal 2024 and Fiscal 2025 for their respective audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for Fiscal 2024 and Fiscal 2025, reviews of the Company’s unaudited condensed consolidated interim financial statements and other services rendered by KPMG during Fiscal 2024 and Fiscal 2025.

	Fiscal 2025 (millions)	Fiscal 2024 (millions)

Audit fees	$5.2	$5.4

Audit-related fees(1)	$0.1	$0.1

Tax fees(2)	$0.4	$0.3

All other fees	$—	$—

Total fees	$5.7	$5.8

(1)	Audit-related fees consisted principally of services rendered for due diligence assistance related to the Company’s acquisition activity and other attest services.

(2)	Tax fees consisted principally of services rendered for tax compliance, and advisory services.

A representative of KPMG will attend the Annual Meeting to respond to appropriate questions raised by shareholders and will be afforded the opportunity to make a statement at the Meeting if he or she desires to do so.

The Board of Directors Recommends a Vote “FOR” this Proposal.

SIGNET JEWELERS	34	2025 PROXY STATEMENT

Report of the Audit Committee

The Company’s Annual Report on Form 10-K includes the audited consolidated balance sheets of the Company and its subsidiaries as of February 1, 2025 (“Fiscal 2025”) and February 3, 2024 (“Fiscal 2024”), the related audited consolidated statements of operations, comprehensive income, cash flows, and shareholders’ equity for Fiscal 2025, Fiscal 2024, and the fiscal year ended January 28, 2023 and the related notes (collectively, the “Audited Financial Statements”). These Audited Financial Statements are the subject of the report by the Company’s independent registered public accounting firm, KPMG. The Audited Financial Statements are available at www.signetjewelers.com/investors/financial-reports.

The Audit Committee reviewed and discussed the Audited Financial Statements with management and otherwise fulfilled the responsibilities set forth in its charter. An evaluation of the effectiveness of the Company’s internal control over financial reporting was discussed by the Audit Committee with management and KPMG.

The Audit Committee also discussed applicable matters under Public Company Accounting Oversight Board (“PCAOB”) standards with KPMG. The required written disclosures and letter regarding KPMG communications with the Audit Committee and independence were received by the Audit Committee, and independence was discussed with KPMG.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Fiscal 2025 Form 10-K.

The Audit Committee annually reviews the independence and performance of KPMG, including its lead audit partner and engagement team, in connection with the Audit Committee’s responsibility for the appointment and oversight of the Company’s independent registered public accounting firm and determines whether to re-engage KPMG or consider other audit firms. In doing so, the Audit Committee considers, among other things, such factors as:

◆	The quality and efficiency of KPMG’s historical and recent performance on the Company’s audit and sufficiency of resources;

◆	The execution and appropriateness of the scope of KPMG’s audit plan;

◆	KPMG’s objectivity, capabilities and expertise;

◆	The quality and candor of communications and discussions with KPMG;

◆	The ability of KPMG to remain independent;

◆	External data relating to audit quality and performance (including recent PCAOB reports on KPMG and its peer firms);

◆	The appropriateness of fees charged; and

◆

KPMG’s tenure as the Company’s independent registered public accounting firm and familiarity with its operations, businesses, accounting policies and practices, and internal control over financial reporting.

In accordance with the SEC’s rules and KPMG’s policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide services to a company. For lead partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the Company’s lead partner involves meetings between the members of the Audit Committee and the candidate for the role, as well as a discussion by the full Audit Committee and with management.

Based on the foregoing considerations, the Audit Committee believes that the continued retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.

MEMBERS OF THE AUDIT COMMITTEE

Sharon L. McCollam (Chair)

André Branch

R. Mark Graf

Jonathan Seiffer

SIGNET JEWELERS	35	2025 PROXY STATEMENT

Ownership of the Company

SHAREHOLDERS WHO BENEFICIALLY OWN AT LEAST FIVE PERCENT OF COMMON SHARES

The table below shows all persons who were known to the Company to be beneficial owners (determined in accordance with Rule 13d-3 of the Exchange Act) of more than five percent of Common Shares as of May 15, 2025. The table is based upon reports filed with the SEC. Copies of these reports are publicly available from the SEC on its website, www.sec.gov.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class(1)

BlackRock Inc. 55 East 52nd Street New York, NY 10055, USA	6,714,662(2)	16.3%

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355, USA	5,205,964(3)	12.6%

Select Equity Group, L.P. 380 Lafayette Street, 6th Floor New York, NY 10003, USA	4,217,695(4)	10.2%

Cooper Creek Partners Management LLC 501 Madison Avenue, Suite 302 New York, NY 10022	3,022,395(5)	7.3%

Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	2,361,098(6)	5.7%

None of the Company’s Common Shares entitle the holder to any preferential voting rights.

(1)	Reflects the shareholdings as reported in the Beneficial Owners’ SEC filings as a percentage of the issued and outstanding shares of Common Stock as of May 14, 2025.

(2)

Based upon a Schedule 13F-HR filed on May 2, 2025, BlackRock Inc. reported beneficial ownership of 6,714,662 Common Shares as follows: sole voting power over 6,607,812 Common Shares and sole dispositive power over 6,714,662 Common Shares.

(3)

Based upon a Schedule 13G/A filed on April 30, 2025, The Vanguard Group, Inc. reported beneficial ownership of 5,205,964 Common Shares as follows: shared voting power over 50,132 Common Shares, sole dispositive power over 5,104,530 Common Shares and shared dispositive power over 101,434 Common Shares.

(4)

Based upon a Schedule 13D filed on February 27, 2025, Select Equity Group, L.P. (“Select LP”) and George S. Loening (“Loening”) (collectively, “Select Equity”) jointly reported beneficial ownership of 4,217,695 Common Shares as follows: shared voting and shared dispositive power over 4,217,695 Common Shares.

(5)

Based upon a Schedule 13G filed on May 15, 2025, Cooper Creek Partners Management LLC reported beneficial ownership of 3,022,395 Common Shares as follows: sole voting and sole dispositive power over 3,022,395 Common Shares

(6)

Based upon a Schedule 13F-HR filed on May 13, 2025, Dimensional Fund Advisors LP reported beneficial ownership of 2,361,098 Common Shares as follows: sole voting power over 2,164,688 Common Shares and sole dispositive power over 2,232,107 Common Shares.

SIGNET JEWELERS	36	2025 PROXY STATEMENT

OWNERSHIP OF THE COMPANY

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of Common Shares of the Company beneficially owned (determined in accordance with Rule 13d-3 of the Exchange Act) as of May 15, 2025, except as otherwise indicated, by each current Director, each executive officer named in the Summary Compensation Table and all of the Company’s current executive officers and Directors as a group.

Name	Common Shares(1)	Shares that may be acquired within 60 days(2)	Total(3)	Percent of class(3)

Helen McCluskey(4)	28,838	3,078	31,916	*

André V. Branch(4)	4,895	1,641	6,536	*

Sandra B. Cochran(4)	466	1,641	2,107	*

R. Mark Graf(4)	27,938	1,641	29,579	*

Zackery A. Hicks(4)	14,761	1,641	16,402	*

Sharon L. McCollam(4)	27,034	1,641	28,675	*

Nancy A. Reardon(4)	26,915	1,641	28,556	*

Jonathan Seiffer(4)	23,046	1,641	24,687	*

J.K. Symancyk(4)(5)(6)	15,000	—	15,000	*

Brian Tilzer(4)	15,915	1,641	17,556	*

Eugenia Ulasewicz(4)	21,111	1,641	22,752	*

Dontá L. Wilson(4)	7,874	1,641	9,515	*

Joan M. Hilson(6)	171,238	—	171,238	*

Virginia C. Drosos(7)(8)	567,295	—	567,295	1.4%

Jamie S. Singleton(8)	124,858	6,000	130,858	*

Oded Edelman(8)	12,753	—	12,753	*

Rebecca Wooters(8)	67,311	—	67,311	*

All Current Executive Officers and Directors as a group (15 persons)(9)	402,139	21,488	423,627	1.0%

(1)	No Common Shares are pledged as security. All Common Shares are owned directly.

(2)	Includes Common Shares that may be acquired upon the exercise of stock options or upon vesting of time-based restricted stock units.

(3)

All holdings represent less than 1% of the Common Shares issued and outstanding, except for Virginia C. Drosos, as indicated. Percentage reported reflects the shareholdings of the Directors and Executive Officers as a percentage of the issued and outstanding shares of Common Stock as of May 14, 2025.

(4)	Director

(5)	CEO

(6)	Executive officer

(7)	Former Director

(8)

Former executive officer and included due to being a named executive officer in this Proxy Statement. Information provided as of the former executive officer’s last filed Form 4 and vesting records of equity awards since the former executive officer’s latest Form 4 filing.

(9)	Includes only directors and current executive officers as of the date of this Proxy Statement.

See CDA and “Director Compensation” below for a discussion of the Company’s Share Ownership Policies applicable to executive officers and Directors, respectively.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, require our Directors and executive officers and any persons who beneficially own more than 10% of our common stock (collectively “Reporting Persons”) to file reports of their ownership and changes in beneficial ownership of common stock with the SEC. Based solely on our review of forms filed electronically with the SEC and written representations from Reporting Persons, we believe that all filings required to be made under Section 16(a) by the Reporting Persons during Fiscal 2025 were timely filed with the exception of one late Form 4 for each of Oded Edelman reporting a sale under his 10b5-1 trading plan and Rebecca Wooters, Joan Hilson and Jamie Singleton reporting retention grants of RSUs due to an administrative error, whereby the Form 4s were filed on the next reporting day after the due date, and one late Form 4 reporting two sales by Todd S. Stitzer due to untimely notice from Mr. Stitzer’s broker regarding the confirmation of the sale of Common Shares.

SIGNET JEWELERS	37	2025 PROXY STATEMENT

Executive Officers of the Company

The names, ages of and positions held by the current executive officers of the Company are presented below.

Executive Officer	Age	Position

J.K. Symancyk	53	Chief Executive Officer

Joan M. Hilson	65	Chief Operating and Financial Officer

Karen Cho	52	Chief People Officer

Stash Ptak	46	Chief Legal, Compliance and Risk Officer

J.K. Symancyk — see biographical information in section “Proposal 1: Election of Directors—J.K. Symancyk.”

Joan M. Hilson joined Signet in March 2019 and became Chief Financial Officer in April 2019, and Chief Operating Officer in November 2024. She has also served as Chief Strategy Officer from March 2021 to November 2024 and Chief Services Officer from November 2022 to November 2024. Ms. Hilson brings over 30 years of leadership experience in retail corporate finance, with extensive experience in business planning, merchandise planning, inventory management, and cost optimization. Before Signet, Ms. Hilson was Executive Vice President, Chief Financial and Operating Officer of David’s Bridal, Inc., a wedding gown and formal wear retailer, for five years. Prior to that she was the Chief Financial Officer of American Eagle Outfitters, a publicly traded clothing retailer, and held several roles within Limited Brands, a publicly traded clothing and specialty retailer, including Chief Financial Officer of the Victoria’s Secret stores division.

Karen Cho became Chief People Officer in February 2025. In this capacity, she oversees the team member experience for Signet’s more than 27,000 team members globally. She has over 30 years of retail experience, including as a merchant, in operations and within human resources. Prior to joining Signet, Ms. Cho served in various human resources roles for Designer Brands, a retail and wholesale footwear company, including as Chief Human Resources Officer and Senior Vice President from March 2021 to April 2024, Vice President of Corporate HR from May 2018 to March 2021 and among various talent management roles from April 2014 to May 2018. Prior to that, Ms. Cho led various talent acquisition teams and initiatives within the retail group at Apple Inc.

Stash Ptak has overseen Signet’s legal, governance, compliance, enterprise risk management and asset protection functions since June 2019 and serves as Signet’s Chief Legal, Compliance and Risk Officer. Mr. Ptak’s experience spans both business operations and law. He joined the Signet legal team in 2012, initially focused on commercial and real estate matters. Mr. Ptak joined Signet in 2005, and prior to transitioning to the legal team, he served in a number of strategic and analytical roles related to the Company’s optimization of merchandise sales and margins.

SIGNET JEWELERS	38	2025 PROXY STATEMENT

Proposal 3: Approval, on a Non-Binding

Advisory Basis, of the Compensation of the

Company’s Named Executive Officers

The Board recognizes the interest shareholders have in the compensation of executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are asking shareholders to cast a vote, on a non-binding advisory basis, on the compensation of the Company’s named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act (also referred to as “Say-on-Pay”).

As described in the CDA, Signet’s compensation philosophy is to provide an attractive, competitive, and market-based total compensation program tied to performance and aligned with our objectives for long-term value creation. The objective of our executive compensation program is to recruit, retain, incentivize, and reward the quality of executive officers necessary to deliver sustained high performance to our shareholders and customers through competitive base salaries and both annual and long-term incentives. Total compensation is generally targeted at approximately the median of a custom group of comparator companies more fully described in the CDA, with some variation for certain executives based on experience, performance, and criticality of the role, as well as hybrid roles that involve an expansion of responsibilities.

The Human Capital Management & Compensation Committee believes that the Company’s executive compensation programs, executive officer pay levels and individual pay actions approved for executive officers, including our NEOs, directly align with the Company’s executive compensation philosophy, fully support the Company’s goals and provide an appropriate balance between risk and incentives. A recent risk assessment performed by our independent third-party compensation consultant indicated that the executive compensation programs and policies are not reasonably likely to cause excessive risk-taking or increase enterprise risks in a manner that could have a material adverse impact on the Company.

Shareholders are urged to read the Compensation Discussion and Analysis section (“CDA”) of this Proxy Statement, which describes how compensation policies and procedures align with our executive compensation philosophy, as well as the compensation tables and narrative discussion.

Shareholders are asked to indicate their support for the Company’s NEO compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, shareholders are asked to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Signet’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Shareholders should note that the vote is advisory and not binding on the Company and its Board or Human Capital Management & Compensation Committee. The Board and Human Capital Management & Compensation Committee value the opinion of shareholders, and to the extent there is any significant vote against the NEO compensation as disclosed in the Proxy Statement, shareholder concerns will be considered, and the Human Capital Management & Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors Recommends a Vote “FOR” this Proposal.

SIGNET JEWELERS	39	2025 PROXY STATEMENT

Executive Compensation

J.K. SYMANCYK CHIEF EXECUTIVE OFFICER

VIRGINIA C. DROSOS FORMER CHIEF EXECUTIVE OFFICER

JOAN M. HILSON CHIEF OPERATING AND FINANCIAL OFFICER

JAMIE L. SINGLETON FORMER GROUP PRESIDENT AND CHIEF CONSUMER OFFICER

REBECCA S. WOOTERS FORMER CHIEF DIGITAL OFFICER

ODED EDELMAN FORMER CHIEF DIGITAL INNOVATION OFFICER AND PRESIDENT, DIGITAL BANNERS

SIGNET JEWELERS	40	2025 PROXY STATEMENT

Compensation Discussion and Analysis

INTRODUCTION

This Compensation Discussion and Analysis section (“CDA”) describes:

◆	the Company’s executive compensation objectives;

◆	the role of the Human Capital Management & Compensation Committee and the philosophy it has established to meet these objectives;

◆	the Company’s executive compensation policies; and

◆	the material elements of compensation awarded to, earned by, or paid to our named executive officers (“NEOs”) who are listed below and named in the Summary Compensation Table.

During Fiscal 2025, following a thoughtful succession planning and search process, the Board of Directors appointed J.K. Symancyk to succeed Virginia (Gina) C. Drosos as CEO and as a member of the Board of Directors effective as of November 4, 2024. During the remainder of the year and into the first quarter of Fiscal 2026, further changes in the Company’s leadership team followed in connection with additional role and/or responsibility transitions and reorganization and corporate strategy initiatives, including the departure from the Company of the NEOs identified with “Former” in their position title. See “Agreements with NEOs — Executive Transitions” below for additional information.

NEO	Position

J.K. Symancyk[1]	Chief Executive Officer

Virginia C. Drosos[2]	Former Chief Executive Officer

Joan M. Hilson[3]	Chief Operating and Financial Officer

Jamie L. Singleton[4]	Former Group President and Chief Consumer Officer

Rebecca Wooters[5]	Former Chief Digital Officer

Oded Edelman[6]	Former Chief Digital Innovation Officer and President, Digital Banners

1	Mr. Symancyk joined the Company and was appointed as CEO and a member of the Board, effective November 4, 2024.

2

Ms. Drosos retired as CEO and as a member of the Board effective November 4, 2024 and served in a non-executive advisory role through the end of Fiscal 2025 to help support a smooth leadership transition.

3	Ms. Hilson transitioned into an expanded role announced October 1, 2024 as Chief Operating and Financial Officer.

4	Ms. Singleton departed from the Company effective May 2, 2025.

5	Ms. Wooters departed from the Company effective March 21, 2025.

6	Mr. Edelman departed from the Company effective February 1, 2025.

Signet’s Purpose is Inspiring Love, with the mission to enable individual to “Celebrate Life and Express Love.” The commitment to this mission and our Purpose continues, uninterrupted, as the Company’s CEO leadership transitioned from Ms. Drosos to Mr. Symancyk. With the fiscal year ended February 1, 2025 (“Fiscal 2025”) the Company announced a new vision to “create an influential community of distinct jewelry brands, designs and experiences for every significant milestone, every special moment, every expression of self, every kind of love, every day.” Signet aims to lead innovation and market shares in the jewelry category, expanding its market presence and achieving profitable growth by fostering brand loyalty through emotional and engaging customer connections while fully leveraging scale benefits.

With this mission and purpose in mind, Signet introduced the Grow Brand Love strategy in Fiscal 2026. This transformative approach focuses on accelerating growth and builds on the Company’s strong core foundation to create shareholder value. Grow Brand Love emphasizes style and product innovation, captivating experiences, and brand loyalty while harnessing centralized core capabilities. The transformation to a new leadership team was a key step in the development of the Grow Brand Love strategy and new leaders combined with a new organizational structure will be responsible for driving and executing this strategy.

SIGNET JEWELERS	41	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

This strategic framework revolves around three imperatives:

◆	Shifting from Banners to Brand Mindset;

◆	Growing our Core Business and Expanding to Adjacent Categories; and

◆	Organizational Realignment to Accelerate Strategy Execution.

Shifting from Banners to Brand Mindset aims to leverage the strong brand recognition of Signet’s businesses, focusing on experiences, designs, and collaborations to drive emotional connections rather than primarily relying on promotion. Merchandising will use in-house design, trend capabilities, and strategic vendors to differentiate by brand and increase speed-to-market. This strategy emphasizes style and innovation through our brand ambassadors, supported by industry voices, designers and the creator community.

Growing our Core Business and Expanding to Adjacent Categories focuses on increasing market share in core areas such as Bridal, where Signet currently holds a leading market share position in the US, while expanding into categories like self-purchase and gifting. Our goal is to further increase our Bridal share through strategic assortment, pricing architecture, and modern design enhancements. We plan to expand into adjacent categories such as fashion and gifting, targeting the rapidly growing everyday jewelry market where we currently have a low single-digit share. Expanding these adjacencies will attract consumers from multiple entry points across our portfolio.

Organizational Realignment to Accelerate Strategy Execution involves restructuring to streamline operations, increase efficiencies, improve accountability and reduce costs. This new operating model supports future growth by speeding up decision making and enabling new go-to-market strategies

We believe Signet is uniquely positioned to deliver consistent market share growth and value creation given our significant leadership position in the jewelry industry.

At Signet, our approach to human capital management starts with our core value of “People First” and aims at creating a truly inclusive, innovative, and collaborative company culture. As a retail company, sales and customer relationships are at the core of our business model. Our success depends on our ability to attract, develop, and retain highly engaged, high performing and motivated team members who are deeply connected to our Purpose of Inspiring Love. All team members are immersed in the Signet employee experience where team members are invited to be their best selves; introduced to new ideas that grow their passion, not just their jobs; and are inspired to inspire more love in the world. The execution of our business strategy is supported by our confidence in the Signet team and our commitment to their overall success and personal growth.

We believe that thriving and engaged team members are integral to Signet’s success. By focusing on strong people practices, we foster improved retention rates and a better-trained workforce to delight our customers.

In Fiscal 2025, Signet earned the designation of a Great Place to Work-Certified™ company for the fifth consecutive year which reflects the pride, engagement, and enthusiasm of our team members throughout our organization. We attribute this accolade to our focus on our Purpose, company culture, team member engagement and our overall human capital management strategy.

EXECUTIVE SUMMARY

The connection between pay, performance and shareholder interests is critical in the design of all our executive compensation plans. The Company’s strong commitment to pay-for-performance is demonstrated in the range of payouts from threshold to target and from target to maximum based on aggressive performance goals in both our short-term and long-term plans. This alignment with shareholder interests is evidenced by the endorsement from our shareholders for our Say-on-Pay proposals. Over the past few years, shareholders have expressed a high level of support with the following percentage of votes cast in favor of our plans:

✓	99.3% in 2024

✓	97.9% in 2023

✓	98.2% in 2022

SIGNET JEWELERS	42	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

As reported in our Fiscal 2025 Annual Report on Form 10-K and in other public disclosures, sales decreased compared to the prior year, driven primarily by a slower than expected engagement recovery, store closures and the prestige watch divestiture in the UK, integration and re-platforming challenges at the Digital brands, the impact of the macro environment on consumer spending, and the impact of the 53rd week that counted in Fiscal 2024, similar to other retailers. Key results during Fiscal 2025 include:

◆	Sales of $6.7 billion, down 6.5% compared to last year (3.4% same store sales decline);

◆	Adjusted operating income of $498 million and adjusted diluted EPS of $8.94(1);

◆

Delivered on our capital allocation priorities for Fiscal 2025, which included over $1.1 billion allocated towards full redemption of our Preferred Shares of $813 million, repayment of our Senior Notes of $148 million, and return of excess cash to shareholders through $138 million of share repurchases and $49 million of common share dividends. The Company had no outstanding debt as of the end of Fiscal 2025; and

◆	Ended Fiscal 2025 with $604 million of cash and cash equivalents and no outstanding borrowings on the asset-based revolving loan, with strong total liquidity of $1.7 billion.

These results did not clear the challenging thresholds under our Fiscal 2025 short-term annual incentive plan (“STIP”) for a corporate payout based on Comparable Sales, Market Share or for Adjusted Operating Income. As a result, the corporate STIP for Fiscal 2025 did not result in a payout.

The Fiscal 2023-2025 LTIP awards covered a two-year performance measurement period from Fiscal 2023-2024 and achieved a combined payout of 50.29% of target. While the total Revenue growth did not achieve the threshold performance level, we achieved 100.57% of the performance target for Free Cash Flow(1) (see further definition of metrics below). The Fiscal 2023-2025 LTIP achievement was approved in March 2024 and the one-year additional vesting required was completed in March 2025.

(1)

Adjusted operating income, adjusted diluted EPS and Free Cash Flow are non-GAAP financial measures. See Item 7 of the Company’s Fiscal 2025 Annual Report on Form 10-K for discussion of these non-GAAP financial measures, as well as reconciliations of these non-GAAP financial measures to the most comparable GAAP measures.

SIGNET JEWELERS	43	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation philosophy is to provide an attractive, competitive, and market-based total compensation program tied to performance and aligned with our objectives for long-term value creation. Our objective is to recruit, retain, incentivize, and reward the quality of executive officers necessary to deliver sustained high performance to our shareholders and customers.

Principle	Design

Attract and retain high caliber executives

The Company’s intention is for NEO target total compensation to be market- competitive with similarly sized, comparable companies, including the Company’s 15-member peer group described elsewhere in this CDA. NEOs have base salaries and benefits that are market competitive. A portion of NEO long-term incentives are delivered in time-based equity that vests over three years and promotes retention.

Deliver a majority of NEO compensation in at-risk, performance-based vehicles measuring annual and multi-year performance

STIP and LTIP awards are variable, at-risk, and tied to performance of the Company. The percentage of at-risk compensation increases in line with the NEO’s responsibility, experience, and direct influence over the Company’s performance.

STIP and LTIP metrics are aligned with key drivers of long-term growth in shareholder value, such as top- and bottom-line growth and Free Cash Flow. Incentive programs measure the performance against rigorous annual (STIP) and multi-year (LTIP) performance goals.

Align interests of senior management with shareholders and require all NEOs to build a substantial interest in the Company’s shares	A significant portion of NEO total compensation is delivered in equity and based on an annual peer group benchmarking study. All NEOs are subject to share ownership guidelines.

Compensation Overview, Objectives and Key Features

The Company’s executive compensation program contains the following key components:

Component	Objective	Key Features and Alignment

Base salary	Provide a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Designed to be competitive and retain key executive officers and allow us to attract high caliber executive officers to lead our strategic growth plan.

Annual bonus (STIP)	Motivate and reward achievement of annual financial results against established annual goals of the Company, and for Brand leaders also incorporate Brand achievement.	Cash awards depend on the degree of achievement against challenging annual performance targets that align with our strategic plan and focused on profitable growth.

Long-term incentives (LTIP) ◆ Time-based restricted stock units (“RSUs”) ◆ Performance-based restricted stock units (“PSUs”)	Align management with long-term shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns over time.

RSUs vest upon the continuance of service; PSUs require achievement of challenging Company financial goals over a 2-year performance period for Fiscal 2023-2025 PSUs and a 3-year performance period for grants made Fiscal 2024 and later.

In addition, executives receive a benefits package, which includes our Deferred Compensation Plan, 401(k) Plan, health and life insurance, relocation program and related expenses, as necessary, and reimbursement of financial planning services and physical examination expenses. The objective of the benefits package is to attract and retain talented executive officers.

SIGNET JEWELERS	44	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Total Direct Compensation

The Human Capital Management & Compensation Committee (the “Committee”) strives to establish an appropriate mix between the various elements of our compensation program to meet our compensation objectives. A significant portion of executive compensation is variable and tied to the Company’s financial performance.

The following charts illustrate the total direct compensation mix for the Company’s CEO and other NEOs during Fiscal 2025:

◆

Approximately 87% of the CEO’s total target compensation (Mr. Symancyk) is variable pay, comprised of 61% at-risk (variable) and 26% time-vested (variable), with the remaining 13% base salary (fixed). This represents his go-forward annualized pay opportunity, and does not include any sign-on incentives that were one-time in nature (for details see Summary of Target Compensation for Our Chief Executive Officer in Fiscal 2025, Summary Compensation and All Other Compensation tables).

◆

The other NEOs’, excluding the former CEO, average target compensation is approximately 75% variable pay, comprised of 55% at-risk (variable) and 20% time-vested (variable), with the remaining 25% base salary (fixed). This represents the NEO’s (Mss. Singleton, Hilson, Wooters and Mr. Edelman) annualized compensation targets, and excludes any one-time in nature awards (for details see Summary Compensation and Grants of Plan Based tables).

◆	This mix of variable and fixed pay aligns with shareholder interests over the short-term and long-term.

Summary of Target Compensation for our Chief Executive Officer in Fiscal 2025

Ms. Drosos’ target compensation remained unchanged from Fiscal 2024. She had a total target compensation opportunity of $13,050,000. Additional details are provided in the Summary Compensation Table.

Mr. Symancyk’s annual target compensation package, consisting of the elements set forth in the table below, takes into consideration the retail industry experience he brings, including prior service as a President and CEO and Board member at PetSmart. Semler Brossy, our independent compensation consultants, assisted with the market analysis and pay analysis for Mr. Symancyk utilizing market pay for peer company CEO roles. Mr. Symancyk’s total target compensation is intended to position him within a competitive range of peer median target total compensation.

Fiscal 2025 Target

Base Salary	$1,400,000

Annualized STIP Bonus	$2,380,000

Total Annual Cash	$3,780,000

Total Long-Term Equity	$7,000,000

Total Compensation	$10,780,000

SIGNET JEWELERS	45	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In addition, in order to make Mr. Symancyk whole for certain forfeited compensation from his prior role, upon hire Mr. Symancyk received: (a) a signing bonus of $1,500,000, which the Company will recoup if Mr. Symancyk resigns other than for good reason or is terminated for cause within twelve months; and (b) an initial LTIP award of RSUs with a grant date value of $3,500,000, which will vest ratably over three years subject to continued employment or will vest in full upon a termination without cause or a resignation for good reason.

Commitment to Sound Compensation Practices and Governance

WHAT WE DO

◆ Align pay to Company strategy and performance results

◆ Set rigorous, objective performance goals and tie vesting of performance-based equity awards to service over multiple years

◆ Ensure oversight of compensation and benefit programs by independent Board of Directors

◆ Impose and monitor meaningful stock ownership requirements

◆ Maintain a Clawback Policy compliant with applicable listing standards for executive officers and allows for recoupment in all incentive plans

◆ Retain independent compensation consultant

◆ Set maximum payout limits on all variable compensation

◆ Mitigate undue risk in compensation programs

◆ Require double-trigger vesting for severance and change-in-control benefits and LTIP awards

WHAT WE DO NOT DO

◆ No excise tax gross-ups in connection with a change in control

◆ No dividend equivalents paid on performance share units

◆ No hedging transactions, short sales or pledging of Company stock

◆ No resetting of performance targets

◆ No excessive severance benefits

Consideration of “Say-on-Pay” Vote

In June 2024, our Say-on-Pay proposal passed with an overwhelming majority (99.3%) of the shareholder advisory votes cast in favor of the Company’s executive compensation program. The Committee will continue to consider Say-on-Pay results in the design of the Company’s compensation programs and was pleased with the level of support for our designs.

OUR COMMITMENT TO PAY FOR PERFORMANCE

Our strong commitment to pay-for-performance is demonstrated by the link between actual performance and incentive payouts, both short- and long-term. The Committee sets short- and long-term performance goals at challenging levels to incentivize outstanding achievement by our executive officers.

◆	Variable pay makes up 87% of the CEO’s target annualized compensation, with 61% at-risk and 26% time vested

◆	Variable pay for the other NEOs averages 75% with 55% at-risk and 20% time vested

The STIP aligns short-term cash incentives with the level of individual performance and contributions to the Company’s overall performance. Mr. Symancyk, Ms. Drosos and Ms. Wooters have 100% of their STIP award opportunity based on the achievement of corporate-wide performance goals. Ms. Hilson has goals split between Corporate performance and Jewelry Services, based on her leadership role for that business. Ms. Singleton’s goals are split between Corporate and the Brands she led (Kay, Zales, Peoples, and Banter). Mr. Edelman’s goals are split between Corporate and the Digital Brands that he led.

SIGNET JEWELERS	46	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

For Fiscal 2025, the STIP performance metrics included:

◆	50% Adjusted Operating Income;

◆	30% Market Share; and

◆	20% Comparable Sales

	Fiscal 2025 Annual Incentive (STIP)
Name	Corporate	Brands	Payout % Range

J.K. Symancyk	100%	0%	0%–200%

Virginia C. Drosos	100%	0%	0%–200%

Joan M. Hilson	75%	25%	0%–200%

Jamie L. Singleton	50%	50%	0%–200%

Rebecca Wooters	100%	0%	0%–200%

Oded Edelman	50%	50%	0%–200%

The LTIP aligns senior management’s interests with shareholders’ interests and long-term performance.

◆

PSUs granted under the LTIP align long-term incentives with corporate-wide performance. The Fiscal 2023-2025 PSUs had a two-year performance period which was established during COVID, based on uncertainties in the market that made goal setting over 3-years more challenging. The Fiscal 2024 and later grants include a return to a more standard 3-year performance period for all participants.

◆

Payout of PSUs under the LTIP is based on the achievement of performance metrics established at the grant date measured over a two- or three-fiscal year performance measurement cycle (and full vesting requires three-years of service following the performance measurement cycle beginning date or the grant date).

◆

The Fiscal 2025 PSU grant utilized metrics of 50% Free Cash Flow and 50% Revenue, each measured over three years (Fiscal 2025 through Fiscal 2027) for vesting of these awards. The Fiscal 2024 grant also had a three-year performance period and vesting service period Fiscal 2024 through Fiscal 2026.

◆

PSU payouts typically range from 0% to 200% of target, based on the level of performance achievement during the applicable performance period, with a payout of 25% (for Fiscal 2023 and earlier grants) to 50% (for grants made in Fiscal 2024 and later) of target at threshold performance and a payout of 200% of target at maximum performance.

More information with respect to the selection of these performance metrics, actual performance and resulting payouts under the STIP and LTIP, along with other elements of our executive compensation program, is provided below.

HOW EXECUTIVE COMPENSATION IS DETERMINED

Role of the Human Capital Management & Compensation Committee

The Committee sets the compensation for the Company’s NEOs and direct reports to the CEO to help retain and motivate them to achieve our business objectives and ensure that they are appropriately rewarded for their individual and team contributions to our performance and for their leadership. In doing so, the Committee considers the interests of shareholders, the financial and commercial health of the business, compensation parameters for all levels of the organization, and other conditions throughout Signet. The Committee also ensures that our executive compensation program remains competitive.

The Committee’s objective is to deliver and maintain competitive executive compensation in accordance with our compensation principles. In doing so, the Committee:

◆	Annually reviews and approves executive officer incentive plans, goals and objectives to align with our Company’s performance targets and business strategies;

◆	Annually assesses risk in incentive compensation programs;

◆	Evaluates each executive officer’s responsibilities and actual performance in light of our Company’s performance goals and business strategies;

SIGNET JEWELERS	47	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

◆

Evaluates the competitiveness of each executive officer’s compensation package against our peer group, along with other factors such as an executive officer’s performance, retention and the availability of replacement talent;

◆

Reviews all elements of compensation (tally sheets), including broad-based benefits, executive benefits and potential payments upon termination or change of control, to understand how each element of compensation relates to other elements and to the compensation package as a whole; and

◆

Approves and, in the case of the CEO, recommends to the full Board any changes to the total compensation package of each executive officer, including but not limited to, base salary, annual and long-term incentive award opportunities, payouts and retention plans.

The Committee’s charter, which more fully sets out its duties and responsibilities, as well as other matters, can be found on our website at www.signetjewelers.com/investors/corporate-governance/documents-and-charters. In addition, please see the description of the Committee included under “Board of Directors and Corporate Governance—Board Committees—Human Capital Management & Compensation Committee” above.

Role of Compensation Consultants

Our independent compensation consultant, Semler Brossy, is retained by the Committee to provide the following services for the benefit of the Committee:

◆	Competitive market pay analysis for the CEO, other executive officers and non-employee Directors;

◆	Market trends in CEO, other executive officer and non-employee Director compensation;

◆	Pay-for-performance analysis and review of risk in the Company’s pay programs;

◆	Advice with regard to the latest regulatory, governance, technical and financial considerations impacting executive compensation and benefit programs;

◆	Assistance with the design of executive compensation and benefit plans, as needed;

◆	Annual review of the compensation benchmarking peer group; and

◆	Other items as determined appropriate by the Chair of the Committee.

Semler Brossy’s services to the Company are limited to the non-employee Director and executive compensation areas noted above. Semler Brossy has done no other work for the Company. The Committee reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Semler Brossy’s independence, numerous factors were reviewed relating to Semler Brossy and the individuals employed by Semler Brossy who provided services to the Company, including those factors required to be considered pursuant to SEC and NYSE rules. Based on a review of these factors, the Committee determined that Semler Brossy is independent, and that the engagement does not raise any conflict of interest.

Role of Executives

The CEO reviews with the Committee a performance assessment for each of the Company’s executive officers, including the other NEOs, and other direct reports to the CEO, at the beginning of each fiscal year and recommends their target compensation levels, including salaries, and target STIP and LTIP incentive levels. The Committee considers these assessments and recommendations, along with other information, to determine final compensation. The Chief Operating and Financial Officer, Chief People Officer and Chief Legal, Compliance and Risk Officer regularly attend Committee meetings upon request but are not present for the executive sessions or for any discussion of their own compensation.

The Committee has delegated authority to the CEO to grant share-based awards under the Omnibus Plan to non-executive officers subject to certain parameters with a total not to exceed $2.5 million, on an annual basis. Any grants made are reviewed at subsequent Committee meetings.

SIGNET JEWELERS	48	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

COMPETITIVE BENCHMARKING ANALYSIS

When analyzing the market data provided by our compensation consultant, the Committee focuses on a peer group of companies for benchmarking purposes where possible. The Committee annually reviews the composition of the peer group to assess its continued relevance. The Fiscal 2025 peer group companies had the following characteristics:

◆	U.S.-based, publicly traded companies;

◆	Vertically integrated apparel/accessories retailers, department stores and other specialty retailers and apparel/accessories companies that distribute primarily through wholesale channels; and

◆	Revenue approximating Signet’s, generally ranging from 0.5–2.5x the Company’s revenue.

◆	The peer group was last changed for Fiscal 2023 and remains reasonably balanced in terms of size and mix of businesses.

For Fiscal 2025 the Committee approved the group consisting of the following 15 companies:

Abercrombie & Fitch Co.	Foot Locker, Inc.	Ulta Beauty Inc.

American Eagle Outfitters, Inc.	Nordstrom Inc.	Urban Outfitters Inc.

Bath & Body Works, Inc.	PVH Corp.	V.F. Corporation

Capri Holdings Limited	Ralph Lauren Corporation	Victoria’s Secret & Co.

Dick’s Sporting Goods Inc.	Tapestry Inc.	Williams-Sonoma, Inc.

The table below shows a statistical comparison of trailing four quarter revenues and fiscal year end market capitalization between the Company and its peer group.

Measure	Signet	Peer Minimum	Peer Maximum	Peer Median	Peer Average

Revenue (in billions)	$6.7	$4.6	$15.1	$7.4	$8.1

Market Capitalization (in billions)	$2.6	$1.9	$25.6	$6.3	$9.7

The peer group was the primary source of market data for the purposes of executive compensation benchmarking for Mr. Symancyk, Mss. Drosos, Hilson, and Singleton. Survey data published by Equilar, covering a broader group of retail companies with similar revenues was the primary source of market data for Ms. Wooters and Mr. Edelman.

The Committee generally targets median pay positioning for our executives and may vary positioning due to experience, performance, and criticality of the role. Individually, and in the aggregate, target total compensation for the NEOs in Fiscal 2025 was within a competitive range of the market median following the base salary and long-term incentive increases described below.

ELEMENTS OF NEO COMPENSATION

Base Salary

Each NEO receives a fixed level of base salary as compensation for services rendered during the fiscal year. Base salaries are monitored to support the executive compensation program’s objectives of attracting and retaining management.

The annualized base salaries of the NEOs for Fiscal 2025 and Fiscal 2024 are listed in the table below:

◆	Mr. Symancyk’s annualized salary became effective upon his appointment as Chief Executive Officer on November 4, 2024.

◆

After a holistic evaluation of competitive positioning and other internal factors the Committee determined to increase Ms. Singleton’s salary from $885,000 to $890,000 (0.6%). No other increase to base salary were made for Fiscal 2025.

SIGNET JEWELERS	49	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

◆	Ms. Drosos’ and Mr. Edelman’s Fiscal 2025 base salaries were not adjusted from the prior year.

NEO	Fiscal 2025 Salary*	Fiscal 2024 Salary	Salary Increase %

J.K. Symancyk	$1,400,000	N/A	N/A

Virginia C. Drosos	$1,500,000	$1,500,000	0.0%

Joan M. Hilson	$890,000	$890,000	0.0%

Jamie L. Singleton	$890,000	$885,000	0.6%

Rebecca Wooters	$670,000	$670,000	0.0%

Oded Edelman	$615,000	$615,000	0.0%

*

Amounts shown are annualized. The salary increase for Ms. Singleton was effective March 24, 2024, and actual salary earned by each NEO during Fiscal 2025 is set forth in the Summary Compensation Table below.

Annual Bonus under the Short-Term Incentive Plan (STIP)

Annual bonus performance targets and actual bonuses paid under the STIP are reviewed and approved by the Committee each year. The annual STIP bonus focuses on achieving challenging annual performance objectives and is based on a pre-determined formula based on corporate-wide performance for our corporate-level NEOs and both corporate-wide and brand-specific performance for our NEOs in brand leadership roles, such as Ms. Hilson, Ms. Singleton, and Mr. Edelman. In determining the performance target at the start of each year, the Committee considers the Company’s current business plans, budget and relevant market data, including the relative positioning of the Company’s performance in its sector. The Committee sets threshold (25%), target (100%) and maximum (200%) bonus payout opportunities each year. Historically, no payments are made for performance that falls below threshold performance.

Fiscal 2025 STIP

For the Fiscal 2025 STIP:

◆

We continued with a full fiscal year performance cycle and maintained the three key performance metrics and weighting from Fiscal 2024, Comparable Sales (20% weighting), Adjusted Operating Income (50% weighting) and Market Share growth (30% weighting). We believe these metrics are understood by team members and focus on driving profitable growth.

◆

Market share growth was added as a metric in Fiscal 2023 since this was a key strategic priority of the Company’s prior Inspiring Brilliance strategy. The weighting for market share growth remained 30% for Fiscal 2025.

◆	The Committee maintained the 25% threshold and 200% maximum payouts that were in place in Fiscal 2024.

For all NEOs, other than Ms. Hilson, Ms. Singleton and Mr. Edelman, the Fiscal 2025 STIP award opportunities were based 100% on the achievement of corporate-wide performance targets. As the Chief Operating and Financial Officer, also responsible for the P&L for Services, Ms. Hilson’s STIP is weighted 75% Corporate and 25% Services. As the Group President and Chief Consumer Officer, Ms. Singleton’s Fiscal 2025 STIP award opportunity was based 50% on the corporate-wide performance targets noted above and 50% on Kay, Zales, Peoples and Banter by Piercing Pagoda (“KZPB”) brand-specific performance targets. As Chief Digital Innovation Officer and President, Digital Banners, Mr. Edelman’s Fiscal 2025 STIP award opportunity was based 50% on corporate-wide performance targets noted above and 50% on Digital Brands’ specific performance targets. The Committee incorporated the brand-specific metrics into Ms. Hilson’s, Ms. Singleton’s and Mr. Edelman’s Fiscal 2025 STIP award opportunity to incentivize sales growth and profitability at the brand levels and harmonize each such brand’s financial goals with those of Signet as a whole.

The following charts show the relative weighting of each metric used to determine the NEO’s STIP opportunity for Fiscal 2025.

SIGNET JEWELERS	50	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2025 STIP Target

CEO, FORMER CEO AND FORMER CDO
50%
20%
30%
Corporate Comparable Sales
Corporate Adjusted Operating Income
Market Share

CHIEF OPERATING AND FINANCIAL OFFICER
5%
12%
15%
38%
30%
Corporate Comparable Sales
Services Adjusted Operating Income
Market Share
Corporate Adjusted Operating Income
Services Comparable Sales

FORMER GROUP PRESIDENT AND CHIEF CONSUMER OFFICER
10%
25%
10%
25%
30%
Corporate Comparable Sales
KZPB Adjusted Operating Income
Market Share
Corporate Adjusted Operating Income
KZPB Comparable Sales

FORMER CHIEF DIGITAL INNOVATION OFFICER AND PRESIDENT, DIGITAL BANNERS
10%
25
10%
25%
30%
Corporate Comparable Sales
James Allen Adjusted Operating Income
Market Share
Corporate Adjusted Operating Income
James Allen Comparable Sales

Fiscal 2025 target and potential maximum STIP bonuses as a percentage of salary were as set out below. The bonus target for Mr. Symancyk was pro-rated based on his date of hire, November 4, 2024. The Fiscal 2025 STIP targets for the remaining NEOs remained the same as Fiscal 2024.

NEO	Target STIP Bonus as a Percentage of Base Salary	Maximum STIP Bonus as a Percentage of Base Salary

J.K. Symancyk	170%	340%

Virginia C. Drosos	170%	340%

Joan M. Hilson	125%	250%

Jamie L. Singleton	125%	250%

Rebecca Wooters	75%	150%

Oded Edelman	75%	150%

SIGNET JEWELERS	51	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Performance must exceed threshold performance to earn a STIP bonus payout. At threshold performance, a 25% payout is earned and below threshold performance levels, no bonus is paid to executives. Performance in excess of the threshold up to the target is paid on a linear basis from 25% to 100% of the target bonus for Fiscal 2025. Performance in excess of the target up to the maximum results in a bonus paid on a linear basis from 100% to 200% of the target bonus for Fiscal 2025. The weighting, threshold, target, maximum and actual payouts for the corporate-wide performance metrics for Fiscal 2025 STIP were as follows:

Corporate-Wide Performance Metrics	Weighting	Threshold	Target	Max	Actual Achievement	Payout as % of Target

Fiscal 2025—Comparable Sales %*	20%	(2.5%)	3.0%	8.6%	(3.4%)	0.0%

Fiscal 2025—Market Share %**	30%	8.95%	9.45%	9.95%	8.56%	0.0%

Fiscal 2025—Adjusted Operating Income (in $M)***	50%	$630	$716	$802	$498	0.0%

*	Comparable sales include physical store and e-commerce sales.

**	Signet’s share of the US jewelry and watch market, which was estimated based on industry and transaction data from MasterCard SpendingPulse and Circana.

***

Adjusted Operating Income is a non-GAAP measure, calculated as consolidated operating income, adjusted to exclude $387.4M for goodwill and intangible asset impairment charges, restructuring and related charges, and leadership transition costs.

Signet’s corporate-wide performance during Fiscal 2025 was below the threshold performance level resulting in a 0% payout. Performance for Kay, Zales, and Digital Brands were also below threshold. The Peoples, Banter by Piercing Pagoda, and Jewelry Services brand achievement resulted in payments for Ms. Hilson at a Weighted Brand Achievement of 8.02% or $89,250 and for Ms. Singleton at a Brand Achievement of 2.47% or $27,446. The Committee approved the actual performance achieved and approved the payouts for Mss. Hilson and Singleton, noted below, and the corporate STIP achievement of 0% resulting in no annual bonus payout for Messrs. Symancyk and Edelman and Mss. Drosos and Wooters.

NEO	Total STIP Bonus Earned for Fiscal 2025

J.K. Symancyk	$—

Virginia C. Drosos	$—

Joan M. Hilson	$89,250

Jamie L. Singleton	$27,446

Rebecca Wooters	$—

Oded Edelman	$—

Long-Term Incentive Plan (LTIP)

The Committee believes that long-term, share-based incentives are important vehicles to retain key executive officers and talent, ensure appropriate focus on long-term results, and align their interests with those of shareholders.

Long-term incentive grants are generally made at the same time as the annual compensation reviews. The value delivered through long-term incentives is determined holistically in the context of total compensation levels. This process, as described above, considers benchmarking data, retention needs, level of responsibility and individual performance.

Fiscal 2025 LTIP Grants

Fiscal 2025 LTIP grants were issued under the Omnibus Plan in March 2024 in a mix of 60% PSUs and 40% RSUs which was the same as Fiscal 2024.

◆	Ms. Drosos’s target LTIP award value remained 600% of her base salary and maintained her pay within a competitive range of the market median.

SIGNET JEWELERS	52	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

◆	Ms. Hilson’s target LTIP award was increased from 250% to 270% based on her strong leadership, importance in the succession plan and expanded responsibilities.

◆

Ms. Singleton’s target LTIP award was increased from 250% to 270% based on her strong progress on “leading leaders,” personnel changes, restructuring and the critical role she played in the succession plan.

◆	Ms. Wooters’s target LTIP award was increased from 150% to 165% of her base salary to reward the continued advancements in our digital capabilities and her critical role in the succession plan.

◆	Mr. Edelman’s target LTIP award value remained 150% of his base salary to maintain his competitive market pay positioning.

NEO LTIP targets expressed as a percentage of salary are shown in the table below:

NEO*	Target FY25 LTIP Award

Virginia Drosos	600% of Base Salary

Joan M. Hilson	270% of Base Salary

Jamie L. Singleton	270% of Base Salary

Rebecca Wooters	165% of Base Salary

Oded Edelman	150% of Base Salary

*	Mr. Symancyk was not part of the March 2024, FY25 LTIP grant process, based on his appointment date of November 4, 2024

The number of PSUs and RSUs granted to NEOs in March 2024 for the Fiscal 2025 annual grant was based upon an award methodology using the average closing price of the Company’s Common Shares on the NYSE for the 20 trading days leading up to and including the grant date. The PSUs and RSUs were granted on March 26, 2024, based on a stock price of $97.54.

Fiscal 2025–2027 RSUs

One third of the RSUs granted under the Fiscal 2025–2027 LTIP vest on each of the first, second, and third anniversary of the grant date subject to continued service with the Company.

Fiscal 2025–2027 PSUs

The PSUs granted under the Fiscal 2025-2027 LTIP maintained a 3-year cumulative performance measurement period and vesting period, consistent with the Fiscal 2024-2026 LTIP grants. The performance metrics for the Fiscal 2025-2027 PSUs were weighted 50% on Free Cash Flow and 50% on Revenue, similar to the Fiscal 2024-2026 PSUs, and these metrics were chosen to ensure focus on top- and bottom-line growth and working capital efficiency. Free Cash Flow, a non-GAAP measure, is defined as the net cash provided by operating activities less capital expenditures. Management considers this measure to be helpful in understanding how the business is generating cash from its operating and investing activities that can be used to meet the financing needs of the business.

LTIP Performance Targets

SIGNET JEWELERS	53	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The Fiscal 2025-2027 PSUs will be earned based on the three-year cumulative achievement for Free Cash Flow and Revenue. The payout at threshold was maintained at 50%, consistent with market practice within the peer group. The levels of payout are 50% (minimum) payout upon achievement at threshold levels of target performance, 100% upon achievement at target levels of performance and 200% upon achievement of the maximum levels of target performance (or on a linear basis between threshold and target or target and maximum levels) following completion of a three-year service period.

Fiscal 2025–2027 PSU Achievement Schedule

Performance Measure	Weighting	Threshold (Pays 50% of Target Award)	Target (Pays 100% of Target Award)	Maximum (Pays 200% of Target Award)
3-Year Cumulative Revenue	50%	94% of target performance	100%	105% of target performance
3-Year Cumulative Free Cash Flow	50%	88% of target performance	100%	112% of target performance

The performance targets and actual performance as measured against the targets will be disclosed at the end of the three-year performance period.

Determinations Related to Vesting of Previously Granted Performance-Based LTIP Awards

In March 2024, the Committee certified performance results for the two-year performance period ended February 3, 2024, for the Fiscal 2023–2025 PSUs. These awards vested on the third anniversary of the grant date on March 18, 2025. These awards were weighted based on 50% Revenue and 50% on Free Cash Flow.

The Free Cash Flow amounts used to determine the payouts were adjusted to exclude $201 million of non-recurring legacy litigation settlements paid in Fiscal 2024 as these settlements were not factored into the established targets and therefore were excluded.

The performance for these measures under the Fiscal 2023–2025 PSUs is shown below. Because Revenue for this performance period was below threshold, none of the PSUs attributable to this metric vested. However, Free Cash Flow (as adjusted above) exceeded threshold at 100.57% of target performance. Therefore, after weighting the two performance results, 50.29% of the total target award, vested March 18, 2025, the third anniversary of the grant date.

Performance Target	Weighting	Threshold (Pays 25% of Target Award)	Target (Pays 100% of Target Award)	Maximum (Pays 200% of Target Award)	Actual	Share Award Vesting (as a Percentage of Target Award)

Revenue (in millions)	50%	$16,345	$17,155	$18,125	$15,013	0%

Free Cash Flow(1) (in millions)	50%	$1,070	$1,280	$1,455	$1,281	100.57%

(1)	See discussion of adjustment to Free Cash Flow above.

CEO New Hire Grant

Mr. Symancyk received a grant of time-based RSUs with a grant date value of approximately $3,500,000 upon hire since he was not appointed as CEO at the time of the Fiscal 2025 annual grant and in order to make him whole for certain forfeited compensation from his prior role. This award vests ratably over a three-year period from the grant date or will vest in full upon a termination without cause or resignation for good reason. Mr. Symancyk’ s offer included consideration for a long-term award having a grant date value of approximately $7,000,000 for Fiscal 2026, which was approved by the Committee in February 2025.

Executive Retention Awards

To incentivize the retention of our key executives during the leadership transition period, the Committee granted special retention RSU awards to Mss. Hilson, Singleton, and Wooters effective as of October 1, 2024. The retention awards had a grant date value that was approximately equal to each recipient’s Fiscal 2025 target LTIP award, or $2,500,000 for Ms. Hilson, $2,500,000 for Ms. Singleton, and $1,100,000 for Ms. Wooters. The retention awards provided for vesting in full on the six-month anniversary of the grant date, in the case of Ms. Hilson and

SIGNET JEWELERS	54	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Ms. Singleton, or nine-month anniversary of the grant date, in the case of Ms. Wooters, subject to the applicable recipient’s continued employment in good standing on such vesting date. The award would have forfeited without vesting if the recipient failed to be in good standing or was terminated for cause prior to the vesting date and provided for vesting in full if the recipient was terminated without cause prior to the applicable vesting date.

Retirement & Deferred Compensation

The Company provides retirement and deferred compensation benefits to NEOs and all eligible team members, both as a retention mechanism and to provide a degree of post-retirement financial security, through the Company-sponsored Signet Jewelers 401(k) Retirement Savings Plan (the “401(k) Plan”), which is a qualified plan under federal guidelines, and the Deferred Compensation Plan (the “DCP”).

Under the 401(k) Plan the team members who participate receive a match of 50% up to a maximum of 6% of the team member’s base salary and cash bonus. Under federal guidelines, the 401(k) Plan contributions by senior management may be reduced based on the participation levels of lower-paid team members. The plan was amended effective January 1, 2024 to limit the highly compensated team member contributions to 6% of eligible wages. Under the DCP, managers are eligible to contribute up to 15% of base salary and/or cash bonus and receive a match of 50% up to a maximum of 8% of the manager’s base salary and/or cash bonus.

The plans provide for special retirement treatment, based on attainment of age 60 and 5 years of service. The retirement treatment provides for full vesting of all Company matching balances in the 401(k) Plan and DCP. In the event of such retirement, the STIP program provides for payment of a pro-rated target annual bonus and, for LTIP awards held for at least six months from the grant date, such awards will continue to vest and pay out post-retirement, subject to actual performance achievement for performance-based awards.

Mr. Edelman was entitled to certain social benefits required pursuant to Israeli labor laws and generally available to all Israeli team members or otherwise in accordance with common practices in Israel, and as were set forth in Mr. Edelman’s personal employment agreement, as amended (described in more detail below under the “NEO Agreements” section of this Proxy Statement). For example, we contribute 8.33% of each Israeli team member’s monthly base salary each month to an investment fund for the benefit of such team member (provided that certain team members may elect to receive a portion of such monthly amount as additional salary in lieu of it being contributed to such investment fund), which will be released to such team member upon termination of employment for any reason, including retirement. In addition, we make a monthly payment of up to 6.5% of each team member’s monthly base salary to another insurance or pension fund (provided that certain team members may elect to receive a portion of such monthly amount as additional salary in lieu of it being contributed to such insurance or pension fund), which accrued amount may be withdrawn by the team member after retirement or, subject to various tax restrictions in Israel, after leaving our employment. The amounts of the above referenced benefits contributed by us to Mr. Edelman in Fiscal 2025 are specified the Summary Compensation Table below.

Perquisites

NEOs receive a limited number of perquisites and supplemental benefits:

◆	The Company reimburses the cost of physical examinations up to $2,200 annually for the CEO and the NEOs based in the US to facilitate and encourage maintaining proactive healthcare and well-being.

◆

The Company reimburses the cost of financial planning and tax preparation up to $15,000 annually to provide holistic financial and tax planning and support the optimization of Signet compensation and benefit programs.

◆	Relocation benefits are provided, including reimbursement for a spouse’s travel expenses where the spouse has not also relocated.

◆	Mr. Symancyk’s offer provided a supplemental relocation payment of $75,000, which was treated as taxable income.

◆	Where applicable, retirement gifts may be provided. Ms. Drosos received a retirement gift with a value of $10,000, which was treated as taxable income.

◆	In addition, in limited circumstances, where it is appropriate that spouses attend business related functions, Signet covers the travel expenses of spouses.

SIGNET JEWELERS	55	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

◆
The Company does not provide any tax
gross-up
payments for any perquisites other than for relocation payments where applicable. Mr. Symancyk received relocation payments that were grossed-up.
The amounts of such benefits provided to Mr. Symancyk are specified in the Summary Compensation Table below.

◆
Also, as is customary in Israel and applicable to all Israeli employees, we provide our Israeli team members with a certain amount of monthly contributions equal to 8.33% of their base salary for the benefit of each team member’s study and training purposes. The amounts of such benefits provided to Mr. Edelman in Fiscal 2025 are specified in the Summary Compensation Table below.

OTHER POLICIES AND PRACTICES
Clawback Policy
The Committee has adopted a Clawback Policy that provides that in the event of a material restatement of the Company’s previously issued financial results, the Committee will recalculate incentive compensation based on the restated results. In the event of an overpayment, the Company will seek to recover the difference from its executive officers (which will generally include those who are subject to Section 16 of the Securities Exchange Act of 1934, as amended), and may seek to recover such amounts from other employees in the discretion of the Committee. Similarly, in the interest of fairness, should a restatement result in an underpayment of incentive compensation, the Committee may determine, in its discretion, whether the Company will make up any such difference. The Committee may also provide, to the extent permitted by law, that the participant’s rights under an award are subject to reduction, cancellation, forfeiture or recoupment upon a material violation of our Code of Conduct or Code of Ethics for Senior Officers or other conduct by the participant, including (a) breach of non-competition,
non-solicitation,
confidentiality or other restrictive covenants that are applicable to the participant, (b) a termination of the participant’s employment for cause, or (c) other conduct by the participant that is detrimental to the business or reputation of the Company and/or its affiliates.
The Clawback Policy is subject to applicable SEC or NYSE rules, which will apply in lieu of the Company’s policy to the extent they are inconsistent, and the Company amended its policy effective November 29, 2023 to incorporate updated NYSE listing standards which will apply to incentive compensation inclusive of time-based RSUs. The Company provided disclosure of the Clawback Policy and will include recovered/recoverable amounts in the event of restatement in our Annual Report on Form
10-K,
to the extent applicable as required by SEC rules. The terms and operation of the Clawback Policy are overseen by the Human Capital Management & Compensation Committee.
Timing of Equity Awards
The LTIP permits the granting of a variety of equity awards, including stock options. The Company has a long-standing practice whereby equity awards are generally granted to eligible employees, including executive officers, during an open trading window following the issuance of the Company’s annual earnings release. The Human Capital Management & Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, including stock options. Furthermore, the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
During Fiscal 2025, no stock options were granted to any of our named executive officers during the period beginning four business days before and ending one business day after the filing or furnishing of any Form
10-Q,
Form
10-K
or Form
8-K
that disclosed material nonpublic information.
Share Ownership Policy
It is the Company’s policy that executive officers build a holding of Common Shares. The guidelines for these holdings for the NEOs are currently as follows:

◆	Six times annual base salary: CEO

◆	Five times annual base salary: Former CEO

◆	Three times annual base salary: All other NEOs

SIGNET JEWELERS	56	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

All executives are expected to build their holdings and are required to hold 50% of net after-tax shares received upon vesting or payout until their respective holding requirements are met. Currently, all NEOs, with the exception of the new CEO, achieved their share ownership multiple of base salary. Mr. Symancyk is working towards his six times annual base salary ownership multiple and will be restricted from selling shares until his ownership level meets or exceeds his six times annual base salary multiple.

Anti-Hedging and Pledging Policies

It is the Company’s policy to strictly prohibit all types of hedging and monetization transactions that would allow an officer, Director or other team members who is a security holder to engage in transactions that would separate the risks and rewards of ownership of Company securities from actual ownership of those securities. In addition, the Company strictly prohibits any pledging or holding of Company shares in a margin account by any officer, Director, or other team members of the Company.

Health & Welfare

NEOs participate in various health and welfare programs, as well as life insurance and long-term disability plans, which are generally available to other executive officers of the Company.

AGREEMENTS WITH NEOS

Termination Protection Agreements

Each NEO has a termination protection agreement with the Company (or in Mr. Edelman’s case, an employment agreement) setting forth the terms of the NEO’s employment with the Company.

On March 15, 2022, the Company entered into amended and restated termination protection agreements with each of the Company’s NEOs (or in Mr. Edelman’s case, employment agreement). On September 30, 2024, the Company entered into a termination protection agreement with Mr. Symancyk.

The principal terms of these agreements are described under the “NEO Agreements” section of this Proxy Statement.

Termination for Cause and Violation of Non-Compete and Non-Solicitation Covenants

◆	PSUs and RSUs will not vest if termination for cause occurs before the conclusion of the performance or vesting period.

◆

All NEO termination protection agreements contain a non-competition covenant that has a 12-month post-employment term, as well as a non-solicitation covenant that has a post-employment term between 12 months and two years.

◆	Violation of the non-compete or non-solicitation covenants will result in cessation of severance payments, potential litigation, and the Company’s ability to seek injunctive relief and damages.

For more information concerning the NEO termination protection agreements and employment agreement, see “NEO Agreements” below.

Executive Transitions

In connection with her retirement, Ms. Drosos and the Company entered into a letter agreement, dated September 30, 2024, pursuant to which (i) she provided notice of her retirement as CEO and from the Board as November 4, 2024 and the termination of her amended and restated termination protection agreement, dated March 15, 2022 (the “Drosos TPA”) upon termination of employment, and (ii) she remained a full-time non-executive employee of the Company to provide transitional support to Mr. Symancyk through February 1, 2025. Ms. Drosos’s annual base salary and employee benefit plan eligibility remained unchanged through the remainder of her employment. Ms. Drosos became eligible to receive the retirement benefits and remains subject to the post-termination covenants under the Drosos TPA.

SIGNET JEWELERS	57	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

On October 20, 2024, Mr. Edelman and the Company entered into a transition and separation agreement under which the Company and Mr. Edelman mutually agreed that Mr. Edelman’s employment would end between December 1, 2024 and February 1, 2025 to provide for a transition period during which Mr. Edelman continued to work on a regular basis in order to allow for a smooth and comprehensive handover of his responsibilities as Chief Digital Innovation Officer and President, Digital Banners. The transition and separation agreement replaced the employment agreement between Mr. Edelman and the Company and provided that Mr. Edelman’s annual base salary and employee benefits remain unchanged through the remainder of his employment (which ended on February 1, 2025) and for continued vesting of his LTIP awards. For additional details, see “NEO Agreements—Other Agreements—Transition and Separation Agreement” below.

After the end of Fiscal 2025, Mss. Singleton and Wooters departed from the Company on May 2, 2025, and March 21, 2025, respectively. In connection with their departure, they each became entitled to termination benefits in accordance with their respective termination protection agreement and retention award agreement in the case of Ms. Wooters, subject to ongoing compliance with covenants under such agreements and applicable LTIP award agreements. For additional details regarding the benefits Mss. Singleton and Wooters received or will be entitled to receive pursuant to the terms of her respective termination protection agreement, see ”Termination Payments” below.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

In general, Section 162(m) of the Internal Revenue Code (“Section 162(m)”) denies a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to certain team members (the “Covered Employees”). Prior to 2018, Section 162(m) included an exception from the deduction limitation for “qualified performance-based compensation,” however, the Tax Cuts and Jobs Act, enacted on December 22, 2017, eliminated the “qualified performance-based compensation” exception effective for tax years beginning after December 31, 2017. As a result, since 2018, compensation paid to certain executive officers in excess of $1 million has generally been nondeductible, whether or not it is performance-based.

SIGNET JEWELERS	58	2025 PROXY STATEMENT

Compensation Committee Report

The Human Capital Management & Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis section of this Proxy Statement required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Human Capital Management & Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

Members of the Human Capital Management & Compensation Committee:

Nancy Reardon (Chair)

Sandra Cochran

Jonathan Seiffer

Eugenia Ulasewicz

Dontá Wilson

SIGNET JEWELERS	59	2025 PROXY STATEMENT

Compensation Committee Interlocks and

Insider Participation

The directors who served on the Human Capital Management & Compensation Committee during Fiscal 2025 were Nancy Reardon, R. Sandra Cochran, Jonathan Seiffer, Eugenia Ulasewicz and Dontá Wilson. The Human Capital Management & Compensation Committee determines the compensation of the CEO and makes recommendations to the Board with respect to the compensation of the other executive officers of the Company, including those listed in the Summary Compensation Table included in this Proxy Statement. Mr. Symancyk, and Ms. Drosos did not participate in decisions regarding their own Fiscal 2025 compensation.

No member of the Human Capital Management & Compensation Committee was, at any time during Fiscal 2025 or at any other time, an officer or employee of the Company, and no member of this Committee had any related party transaction with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. During Fiscal 2025, none of the executive officers of the Company served as a member of the board or compensation committee of any other entity that has one or more officers serving as a member of the Company’s Board or Human Capital Management & Compensation Committee.

SIGNET JEWELERS	60	2025 PROXY STATEMENT

Executive Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation during Fiscal 2025, Fiscal 2024 and Fiscal 2023, as appropriate or earned by NEOs.

NEO & Position	Fiscal Year	Salary(1)(2)	Bonus(3)	Stock Awards(4)(5)	Non-Equity Incentive Plan Compensation(6)	All Other Compensation(7)	Total

J.K. Symancyk Chief Executive Officer	2025	$350,000	$1,500,000	$3,402,449	$—	$87,383	$5,339,832

Virginia C. Drosos Former Chief Executive Officer	2025	$1,500,000	$—	$8,725,785	$—	$48,471	$10,274,256
	2024	$1,500,000	$—	$7,514,588	$—	$29,281	$9,043,869
	2023	$1,500,000	$—	$8,908,930	$453,600	$166,624	$11,029,154

Joan M. Hilson Chief Operating and Financial Officer	2025	$890,000	$—	$4,939,137	$89,250	$47,828	$5,966,215
	2024	$887,981	$—	$1,857,739	$—	$31,726	$2,777,446
	2023	$872,115	$—	$2,168,299	$188,249	$31,497	$3,260,160

Jamie L. Singleton Former Group President, Chief Consumer Officer	2025	$888,750	$—	$4,939,137	$27,446	$40,074	$5,895,407
	2024	$881,635	$—	$1,847,262	$—	$11,484	$2,740,381
	2023	$855,962	$—	$2,131,739	$184,779	$27,329	$3,199,809

Rebecca Wooters Former Chief Digital Officer	2025	$670,000	$—	$2,216,206	$—	$41,574	$2,927,780
	2024	$670,000	$—	$839,059	$—	$36,938	$1,545,997
	2023	$667,692	$—	$920,935	$100,955	$39,921	$1,729,503

Oded Edelman(8)(9) Former Chief Digital Innovation Officer and President, Digital Banners	2025	$615,000	—	$1,179,606	$—	$144,384	$1,938,990
	2024	$613,302	$—	$770,202	$—	$113,633	$1,497,137
	2023	$573,523	$—	$824,654	$90,284	$121,107	$1,609,568

(1)	The amounts reflected in the table above represent actual salary earned during Fiscal 2023, 2024 and 2025.

(2)	Ms. Singleton received a salary increase effective March 24, 2024. For additional details, see “CDA Elements of NEO Compensation Base Salary” above.

(3)

Mr. Symancyk received a $1,500,000 signing bonus in connection with his appointment as Chief Executive Officer and as a member of the Board in order to make him whole for certain forfeited compensation from his prior employer.

(4)

In accordance with FASB Topic 718, the amounts calculated are based on the aggregate grant date fair market value of the RSUs and PSUs. For information on the valuation assumptions, refer to note 24 of Item 8 in Signet’s Annual Report on Form 10-K for Fiscal 2025. The amounts in the table above reflect the total value of the PSUs at the target (or 100%) level of performance achievement. The amounts in the table below immediately following these footnotes also reflect the potential maximum value for such PSU grants.

(5)

For additional details regarding the annual LTIP grants made during Fiscal 2025, including changes in annual targets, see “CDA—Elements of NEO Compensation—Long-Term Incentive Plan (LTIP)—Fiscal 2025 LTIP Grants” above and “Executive Compensation Tables—Grants of Plan-Based Awards” below.

(6)

The amounts in the table above reflect the actual STIP awards earned for Fiscal 2025 at a 0% earned achievement level for corporate performance and blended achievement level of approximately 8.02% for Ms. Hilson and blended achievement level of approximately 2.47% for Ms. Singleton based on corporate and business unit achievement as described in the “CDA—Elements of NEO Compensation—Annual Bonus under the Short-Term Incentive Plan (STIP)” section above.

SIGNET JEWELERS	61	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

(7)	The table below provides the incremental Fiscal 2025 cost to the Company for each of the elements included in the “All Other Compensation” column above.

NEO	401(k) Matching Contribution(a)	DCP Matching Contribution(a)	Reimbursements Related to Executive Benefits(b)	Life and Disability Insurance Premiums	Relocation Assistance(c)	Perquisites(d)	Total

J.K. Symancyk	$—	$4,308	$—	$616	$82,459	$—	$87,383

Virginia C. Drosos(e)	$10,637	$—	$16,350	$11,484	$—	$10,000	$48,471

Joan M. Hilson	$11,377	$2,738	$15,000	$18,713	$—	$—	$47,828

Jamie L. Singleton	$11,390	$—	$17,200	$11,484	$—	$—	$40,074

Rebecca Wooters	$6,901	$23,450	$7,663	$3,560	$—	$—	$41,574

Oded Edelman	$—	$—	$—	$—	$—	$144,384	$144,384

(a)

Under the 401(k), participating NEOs are eligible to receive a match from the Company up to a maximum of 3% and under the DCP, participating NEOs are eligible to receive a match from the Company up to a maximum of 4% of such NEO’s base salary and/or cash bonus. Mss. Hilson and Singleton will receive a match from the Company with respect to cash bonuses earned from Fiscal 2025 STIP awards. The matches received on Fiscal 2025 STIP awards will be included in next year’s Proxy. For additional details, see “CDA—Retirement and Deferred Compensation” section above.

(b)	Executive benefits include reimbursements for physical exams and financial planning and tax preparation services.

(c)

Amount reported for Mr. Symancyk includes $4,524 in relocation expenses and $2,935 of tax gross-up for relocation expenses. He also received a supplemental relocation payment of $75,000 which was not grossed-up for taxes.

(d)

Amount reported for Mr. Edelman includes certain Israeli benefits, including: (i) employer contributions made by the Company in Fiscal 2025 to Mr. Edelman’s pension fund ($9,534), education fund ($3,243), severance fund ($9,518) in satisfaction of certain Israeli statutory requirements; (ii) aggregate payments of approximately $117,417 in Fiscal 2025 that Mr. Edelman elected to receive in cash in lieu of having the Company make supplemental deposits (in excess of satisfying the Israeli statutory requirements) to his pension, education and severance funds (such cash payments were taxable to Mr. Edelman); and (iii) other miscellaneous expenses ($4,672).

(e)	Ms. Drosos received a retirement gift valued at $10,000 which was reported as taxable income.

(8)

Mr. Edelman entered into a Transition and Separation Agreement with the Company on October 20, 2024, which modified the terms of his outstanding equity awards to provide for continued vesting following his departure from the Company (which occurred as of February 1, 2025), subject to the achievement of any performance conditions other than continued employment. The amount disclosed in the Stock Awards column for Fiscal 2025 represents the ASC 718 value (1) at the time of grant for awards received by Mr. Edelman in Fiscal 2025 ($894,348) and (2) the incremental value of all awards held by Mr. Edelman at the time of modification as a result of the modification ($285,258), which included $17,002 from awards granted in March 2024, $132,786 from awards granted in March 2023, and $135,469 from awards granted in March 2022.

(9)

In Fiscal 2025, Mr. Edelman’s primary work location was in Israel and the salary was paid in New Israeli Shekels (NIS) on a monthly basis, similar to other Israeli team members. Mr. Edelman’s non-equity compensation was also paid in NIS. These amounts were converted to USD based on a conversion rate of $0.2752 to 1 NIS (the monthly average conversion rate in January 2025).

The table below provides the potential value of Fiscal 2025 PSUs at target (as reported in the Summary Compensation Table above) and maximum level of performance.

NEO	Potential Value at Target Level	Potential Value at Maximum Level

J.K. Symancyk	$—	$—

Virginia C. Drosos	$5,235,490	$10,470,980

Joan M. Hilson	$1,397,839	$2,795,678

Jamie L. Singleton	$1,397,839	$2,795,678

Rebecca Wooters	$643,076	$1,286,152

Oded Edelman	$536,590	$1,073,180

SIGNET JEWELERS	62	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

GRANTS OF PLAN-BASED AWARDS

Set forth below is information concerning grants of plan-based awards made during Fiscal 2025 under the Omnibus Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(6)			Estimated Future Payouts Under Equity Incentive Plan Awards(7)			All other Stock Awards: Number of Shares or Units	Grant Date Fair Value of Stock and Option Award(8)
NEO		Grant Date	Threshold	Target	Max	Threshold	Target	Max

J.K. Symancyk	(1)		$147,115	$588,462	$1,176,923

	(5)	December 2, 2024							35,710	$3,402,449

Virginia C. Drosos	(1)		$637,500	$2,550,000	$5,100,000

	(2)	March 26, 2024				27,681	55,361	110,722		$5,235,490

	(3)	March 26, 2024							36,907	$3,490,295

Joan M. Hilson	(1)		$278,125	$1,112,500	$2,225,000

	(2)	March 26, 2024				7,391	14,781	29,562		$1,397,839

	(3)	March 26, 2024							9,854	$931,893

	(4)	October 1, 2024							27,642	$2,609,405

Jamie L. Singleton	(1)		$278,125	$1,112,500	$2,225,000

	(2)	March 26, 2024				7,391	14,781	29,562		$1,397,839

	(3)	March 26, 2024							9,854	$931,893

	(4)	October 1, 2024							27,642	$2,609,405

Rebecca Wooters	(1)		$125,625	$502,500	$1,005,000

	(2)	March 26, 2024				3,400	6,800	13,600		$643,076

	(3)	March 26, 2024							4,533	$428,686

	(4)	October 1, 2024							12,162	$1,144,444

Oded Edelman	(1)		$115,313	$461,250	$922,500

	(2)	March 26, 2024				2,837	5,674	11,348		$536,590

	(3)	March 26, 2024							3,783	$357,758

	(9)	October 20, 2024				6,653	13,305	26,610	12,102	$285,258

(1)

Represents bonus opportunities under the Fiscal 2025 STIP. The threshold, target and maximum bonus levels, respectively, for Fiscal 2025 expressed as a percentage of base salary were 42.5%, 170% and 340% for My. Symancyk and Ms. Drosos; 31.25%, 125% and 250% for Ms. Hilson and Ms. Singleton; and 18.75%, 75%, and 150% for Ms. Wooters and Mr. Edelman based on goals established by the Human Capital Management & Compensation Committee. Note that the bonus payouts set forth above for Mr. Symancyk have been prorated based on his November 4, 2024 start date. For a more detailed description of the Fiscal 2025 STIP, including a discussion of the Company’s performance with respect to goals and amounts awarded to the NEOs under the Fiscal 2025 STIP, see “CDA Elements of NEO Compensation Annual Bonus under the Short-Term Incentive Plan (STIP)” above.

(2)

Represents PSUs granted under the Omnibus Plan. PSUs will vest on the third anniversary of the grant date subject to achievement of performance goals and continued service. Vesting may be prorated upon certain terminations of employment or change of control events. At the time of the grants, Ms. Drosos, Ms. Hilson and Ms. Singleton were eligible for the retirement treatment of PSUs since they were at least sixty (60) years old with at least five (5) years of service. If following the six-month anniversary of the grant date, upon the grantee’s retirement, the units will become fully vested on the third anniversary of the grant date, subject to actual performance and achievement. Accordingly, because Ms. Drosos retired following the six-month anniversary of this grant, her PSUs will remain eligible to vest in full, subject to actual performance and achievement. Under the terms of these awards, the portion of the PSUs that will vest depends on the achievement of cumulative LTIP Revenue and LTIP Free Cash Flow goals for the three-year performance measurement period covering Fiscal 2025 through Fiscal 2027. The minimum payout if threshold performance is achieved is 50% of target and the maximum payout is 200% of target. The PSUs will be forfeited in the event the Company fails to achieve threshold performance.

(3)

Represents time-based RSUs granted under the Omnibus Plan. RSUs will vest at one-third of the award on each of the first, second, and third anniversary of the grant date subject to continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Ms. Drosos, Ms. Hilson and Ms. Singleton are eligible for the retirement treatment of RSUs since they were at least sixty (60) years old with at least five (5) years of service. If following the six-month anniversary of the grant date the grantee retires, the units shall continue to vest and become fully vested on the third anniversary of the grant date. Accordingly, Ms. Drosos’ RSUs will vest in accordance with the retirement treatment in connection with her retirement. These RSUs do not accrue dividends prior to vesting.

(4)

Represents special time-based RSU awards granted to Ms. Hilson, Ms. Singleton and Ms. Wooters on October 1, 2024, to incentivize their retention through the leadership transition. Each retention award had a grant date value that was approximately equivalent to such recipient’s annual LTIP target for Fiscal 2025. The retention awards for Ms. Hilson and Ms. Singleton vested on April 1, 2025. The retention award for Ms. Wooters vested on March 26, 2025, in connection with her departure from the Company.

(5)

Represents a special time-based RSU award granted to Mr. Symancyk on December 2, 2024, in connection with his appointment as Chief Executive Officer and as a member of the Board in order to make him whole for certain forfeited compensation from his prior employer. These RSUs will vest one-third per year on each of the first, second, and third anniversary of the grant date, subject to continued service.

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EXECUTIVE COMPENSATION TABLES

(6)

Performance must exceed threshold level to earn any Fiscal 2025 STIP payout, with payment amounts determined on a linear basis from 25% to 100% of target for achievement between threshold and target performance goals and from 100% to 200% of target for achievement between target and maximum performance goals. For a more detailed description of the Fiscal 2025 STIP, see “CDA Elements of NEO Compensation Annual Bonus under the Short-Term Incentive Plan (STIP) above.

(7)	Payouts of equity incentive plan awards may range from 0 shares to the maximum as described above. At threshold, target and maximum levels, 50%, 100% and 200%, respectively, is paid to the NEOs.

(8)

Represents the grant date fair value of each equity-based award as determined in accordance with FASB ASC Topic 718. The actual value received by the NEOs with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company’s actual financial performance and share value when the shares are received.

(9)

On October 20, 2024, Mr. Edelman entered into a Transition and Separation Agreement with the Company modified the terms of his outstanding equity awards to provide for continued vesting following his departure from the Company (which occurred as of February 1, 2025), subject to the achievement of any performance conditions other than continued employment. The amounts reported in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column above represent the aggregate threshold, target and maximum levels for PSUs granted in March 2023 and March 2024. The amount reported in the “All Other Stock Awards” column above represents the sum of: (i) the number of PSUs that will vest based on actual achievement from the PSU award granted in March 2022; and (ii) the RSU awards granted to Mr. Edelman in March 2022, March 2023 and March 2024. The amount reported in the “Grant Date Fair Value of Stock and Option Award” column above represents the incremental fair value of such outstanding equity awards at the time of modification as a result of such modification.

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EXECUTIVE COMPENSATION TABLES

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2025

	Option Awards				Stock Awards

NEO	Number of securities underlying unexercised options (#) unexercisable		Option exercise price	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units that have not vested(1)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested		Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested(1)

J.K. Symancyk					35,710	(3)	$2,115,103

Virginia C. Drosos					16,310	(4)	$966,041	36,910	(8)	$2,186,200

					33,090	(5)	$1,959,921	74,451	(9)	$4,409,733

					36,907	(6)	$2,186,002	55,361	(10)	$3,279,032

Joan M. Hilson					3,915	(4)	$231,885	8,858	(8)	$524,664

					8,180	(5)	$484,501	18,406	(9)	$1,090,187

					74	(7)	$4,383	14,781	(10)	$875,479

					9,854	(6)	$583,652	166	(12)	$9,830

					27,642	(11)	$1,637,236

Jamie L. Singleton	6,000	(2)	$39.72	July 1, 2025	3,848	(4)	$227,917	8,707	(8)	$515,698

					8,134	(5)	$481,777	18,302	(9)	$1,084,027

					74	(7)	$4,383	14,781	(10)	$875,479

					9,854	(6)	$583,652	166	(12)	$9,830

					27,642	(11)	$1,637,236

Rebecca Wooters					1,686	(4)	$99,862	3,816	(8)	$225,992

					3,695	(5)	$218,855	8,313	(9)	$492,379

					4,533	(5)	$268,490	6,800	(10)	$402,764

					12,162	(11)	$720,355

Oded Edelman					1,511	(4)	$89,497	3,417	(8)	$202,371

					3,392	(5)	$200,908	7,631	(9)	$451,984

					3,783	(6)	$224,067	5,674	(10)	$336,071

(1)	Calculated using the closing market price of the Company’s Common Shares on January 31, 2025, the last business day of Fiscal 2025 ($59.23 per share).

(2)

The grant date for this stock option award was April 25, 2018. 100% of these options vested on April 25, 2021 and were eligible to be exercised as of January 28, 2023. These options have not been exercised. Due to Ms. Singleton’s departure from the Company, these options will now expire on July 1, 2025.

(3)

The grant date for this RSU award was December 2, 2024. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of February 1, 2025, the awards outstanding represent the amounts eligible for vesting on the first, second and third anniversary of the grant.

(4)

The grant date for this RSU award was March 18, 2022. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of February 1, 2025 the awards outstanding represent the amounts eligible for vesting on the third anniversary of the grant.

(5)

The grant date for this RSU award was March 17, 2023. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of February 1, 2025 the awards outstanding represent the amounts eligible for vesting on the second and third anniversary of the grant.

(6)

The grant date for this RSU award was March 26, 2024. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of February 1, 2025, the awards outstanding represent the amounts eligible for vesting on the first, second and third anniversary of the grant.

(7)

The grant date for this RSU award was September 14, 2022. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of February 1, 2025, the awards outstanding represent the amount eligible for vesting on the third anniversary of the grant.

(8)

The grant date for this PSU award was March 18, 2022. The Human Capital Management & Compensation Committee has determined the extent to which this grant may be earned after the two-year performance period, which ended on February 3, 2024. Performance associated with this award was determined to be above threshold but below target, and the award vested on March 18, 2025. Amount reported reflects payout at actual achievement of 50.29% for such grant.

(9)

The grant date for this PSU award was March 17, 2023. The Human Capital Management & Compensation Committee will determine the extent to which this grant may be earned after the three-year performance period, which ends on January 31, 2026, and the award will vest and payout on

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EXECUTIVE COMPENSATION TABLES

March 17, 2026. Performance associated with this award is currently expected to be at or slightly above threshold achievement, but below target. Amount reported reflects payout at target, which was 100% for such grant.

(10)

The grant date for this PSU award was March 26, 2024. The Human Capital Management & Compensation Committee will determine the extent to which this grant may be earned after the three-year performance period, which ends on January 30, 2027, and the award will vest and payout on March 26, 2027. Performance associated with this award is currently expected to be at or slightly above threshold achievement, but below target. Amount reported reflects payout at target, which was 100% for such grant.

(11)

The grant date for this special retention RSU award was October 1, 2024. As of February 1, 2025, the awards outstanding represent the amount eligible for vesting 6 or 9 months following the grant date. The awards for Ms. Hilson and Ms. Singleton each vested on April 1, 2025. The award for Ms. Wooters vested on March 26, 2025, in connection with her departure from the Company.

(12)

The grant date for this PSU award was September 14, 2022. The Human Capital Management & Compensation Committee has determined the extent to which this grant may be earned after the two-year performance period, which ended on February 3, 2024. Performance associated with this award was determined to be above threshold but below target, and the award vested on March 18, 2025. Amount reported reflects payout at actual achievement of 50.29% for such grant.

OPTION EXERCISES AND SHARES VESTED

The table below shows the number and value of share options exercised and shares vested (or settled) for the NEOs in Fiscal 2025.

	Stock Awards
NEO	Number of shares Acquired on vesting(1)	Value realized on vesting(2)

J.K. Symancyk	—	—

Virginia C. Drosos	50,971	$4,929,801

Joan M. Hilson	12,697	$1,226,201

Jamie L. Singleton	12,472	$1,204,972

Rebecca Wooters	5,496	$531,469

Oded Edelman	4,940	$477,978

(1)	Represents the number of Common Shares acquired upon the vesting of RSUs during Fiscal 2025, inclusive of shares that were withheld for tax purposes upon vesting.

(2)

The value realized on vesting of RSUs is equal to the average high and low price of the Common Shares on the applicable vesting date (or the then-most recent trading day) multiplied times the number of Common Shares acquired upon vesting, inclusive of the value of Common Shares that were withheld upon vesting for tax purposes.

NON-QUALIFIED DEFERRED COMPENSATION

The Company maintains a Deferred Compensation Plan (“DCP”), which is an unfunded, non-qualified plan under Federal guideline, established for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. The Company has provided a 50% matching contribution under the DCP for each participant’s annual deferral, up to 8% of the participant’s base salary and annual incentive compensation under the STIP. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2025.

NEO	Executive contributions in last fiscal year(1)	Registrant contribution in last fiscal year(2)	Aggregate earnings in last fiscal year(3)	Aggregate withdrawals/ distributions in last fiscal year(4)	Aggregate balance at last fiscal year end(5)

J.K. Symancyk	$16,154	$4,308	$290	$—	$20,752

Virginia C. Drosos	$—	$—	$522,151	$—	$3,007,711

Joan M. Hilson	$5,477	$2,738	$12	$—	$8,227

Jamie L. Singleton	$—	$—	$2,632	$—	$69,878

Rebecca Wooters	$46,900	$23,450	$40,202	$(1,208)	$308,843

Oded Edelman	$—	$—	$—	$—	$—

(1)	All NEO contributions are reflected in their “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(2)	All registrant contributions reflect the Company match for executive contributions. These contributions are reported in the “All Other Compensation” column of the Summary Compensation Table.

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EXECUTIVE COMPENSATION TABLES

(3)

Aggregate earnings represent interest credited to each NEO’s account based the crediting rate of interest declared for the year. For Fiscal 2025, this rate did not exceed 120% or the applicable US federal long-term rate. As such, no amounts are reported in the Summary Compensation Table.

(4)	In Fiscal 2025, the withdrawal for Ms. Wooters was related to the payment of required tax withholdings for earnings on non-qualified deferred compensation balances.

(5)

The aggregate balance reported as of February 1, 2025 for each NEO includes the following amounts that were reported in the Summary Compensation Table in the proxy statements from prior years including:

NEO	Aggregate balance reported in Summary Compensation Table in prior years

J.K. Symancyk	$—

Virginia C. Drosos	$2,485,560

Joan M. Hilson	$—

Jamie L. Singleton	$67,246

Rebecca Wooters	$199,499

Oded Edelman	$—

SIGNET JEWELERS	67	2025 PROXY STATEMENT

NEO Agreements

This section summarizes the details of the termination protection agreements with Mr. Symancyk, Ms. Drosos, Ms. Hilson, Ms. Singleton and Ms. Wooters, and the terms of the transition and separation agreement with Mr. Edelman and the transition letter agreement with Ms. Drosos, in each case that were in effect as of the end of Fiscal 2025.

TERMINATION PROTECTION AGREEMENTS

Each of the NEOs, other than Mr. Edelman, are party to a termination protection agreement with a US subsidiary of the Company that governs terminations of employment and certain material terms of such NEO’s employment. Mr. Edelman was subject to an employment agreement with an Israeli subsidiary of the Company and then entered into the transition and separation agreement described below.

CEO Termination Protection Agreement

Mr. Symancyk’s termination protection agreement provides that his employment will continue until terminated by the Company at any time, by Mr. Symancyk with at least 90 days’ notice, or upon Mr. Symancyk’s death or termination for “cause,” which terminations may be effective immediately.

Mr. Symancyk is entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if he is terminated by the Company without “cause”:

◆	One and one-half times (1.5x) the sum of base salary and target annual bonus, payable for twelve months following the date of termination;

◆

A lump sum amount equal to the annual bonus Mr. Symancyk would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

◆

In respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days employed during the maximum vesting period applicable to the award, and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days employed during the vesting period, in each case payable in accordance with the LTIP and applicable award agreement, except that the special time-based RSU award granted to Mr. Symancyk in connection with his appointment would vest in full upon a termination without cause (and such award will also vest if Mr. Symancyk terminates his employment for good reason); and

◆

If Mr. Symancyk elects coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

Mr. Symancyk is entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if in each case within one year following a “change of control” (as defined in the termination protection agreement): (a) he is terminated by the Company without “cause,” or (b) he resigns for “good reason” (as defined in the termination protection agreement):

◆	One and one-half times (1.5x) the sum of base salary and target annual bonus, payable in a lump sum;

◆

A lump sum amount equal to the annual bonus Mr. Symancyk would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

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NEO AGREEMENTS

◆

Awards granted pursuant to the LTIP would be paid in accordance with the terms of the LTIP and applicable award agreement, as discussed in the section “Termination Payments—Change of Control” included in this Proxy Statement, provided that if such award agreement does not expressly provide for any payment upon a resignation for good reason or termination without cause within one year following a change of control, Mr. Symancyk is entitled to the same payment he would be entitled to receive upon a termination by the Company without cause following a change of control under the LTIP and applicable award agreement; and

◆

If Mr. Symancyk elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for eighteen months or until such earlier termination of COBRA coverage.

Ms. Drosos’ termination protection agreement had substantially the same terms as Mr. Symancyk. In connection with her retirement, on September 30, 2024, Ms. Drosos and the Company entered into a letter agreement pursuant to which (i) she provided notice of her retirement as CEO and from the Board as of November 4, 2024 and the termination of her termination protection agreement upon termination of employment, and (ii) she remained a full-time, non-executive employee of the Company to provide transitional support to Mr. Symancyk through February 1, 2025. Ms. Drosos’s annual base salary and employee benefit plan eligibility remained unchanged through the remainder of her employment and, as of February 1, 2025, Ms. Drosos became eligible to receive continued vesting of LTIP awards and remains subject to the post-termination covenants under her termination protection agreement. See the “Termination Payments” section below.

Other NEO Termination Protection Agreements

Pursuant to the amended and restated termination protection agreements with our other NEOs, other than Mr. Edelman, each such NEO’s employment will continue until the agreement is terminated by either party upon at least 90 days’ advance written notice, other than upon the NEO’s death or upon a termination for “cause,” which terminations may be effective immediately.

The amended and restated termination protection agreements also provide for compensation, including, (i) an annual base salary, (ii) target and maximum annual bonus, (iii) eligibility to be considered annually for an LTIP award, as determined in the sole discretion of the Human Capital Management & Compensation Committee, and (iv) participation in benefit plans made available to senior executives of the Company.

These NEOs are each entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if the NEO is terminated by the Company without “cause”:

◆	One and one-half times (1.5x) the NEO’s base salary, payable for twelve months following the date of termination;

◆	A lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance;

◆

In respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days employed during the maximum vesting period applicable to the award, and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days employed during the vesting period, in each case payable in accordance with the LTIP and the applicable award agreement; and

◆

If the NEO elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

These NEOs are each entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if in each case within one year following a “change of control” (as defined in the termination protection agreement): (a) the NEO is terminated by the Company without “cause,” or (b) the NEO resigns for “good reason” (as defined in the termination protection agreement):

◆	One and one-half times (1.5x) the sum of base salary and target annual bonus, payable in a lump sum;

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NEO AGREEMENTS

◆

A lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;

◆

Awards granted pursuant to the LTIP would be paid in accordance with the terms of the LTIP and applicable award agreement, as discussed in the section “Termination Payments—Change of Control” included in this Proxy Statement, provided that if such award agreement does not expressly provide for any payment upon a resignation for good reason within one year following a change of control, the NEO is entitled to the same payment the NEO would be entitled to receive upon a termination by the Company without cause following a change of control under the LTIP and applicable award agreement; and

◆

If the NEO elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.

Terms common to the CEO and other NEO Termination Protection Agreements

If an NEO’s employment is terminated by reason of death, other than Mr. Edelman, such NEO’s estate would have been entitled to the following:

◆	Continued payment of base salary for six months following the date of death;

◆

A lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of calendar days employed during such fiscal year; and

◆

In respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and pro-rated for the number of calendar days employed during the performance cycle and (b) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the vesting cycle.

If an NEO’s employment is terminated by reason of disability or if an NEO retires on or following their 60th birthday with at least five years of service, then such NEO would be entitled to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and prorated for the number of calendar days employed during such fiscal year, and LTIP awards would have been paid in accordance with the terms of the applicable award agreement, as discussed below in the section “Termination Payments” included in this Proxy Statement.

Upon any termination of an NEO’s employment, the NEO will be entitled to accrued and unpaid benefits or obligations.

During employment and for a specified period thereafter, each NEO will be subject to confidentiality, non-disparagement, on-defamation, non-solicitation and non-competition restrictions. In addition, the NEOs are required to meet certain share ownership levels, as set by the Board from time to time. The Company has agreed to provide the NEOs with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board.

Mss. Singleton and Wooters departed from the Company on May 2, 2025 and March 21, 2025, respectively. For additional details regarding the benefits each such NEO received or will be entitled to receive pursuant to the terms of their respective termination protection agreements, see the Termination Payments table below.

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NEO AGREEMENTS

OTHER AGREEMENTS

Transition and Separation Agreement

On October 20, 2024, Mr. Edelman and R2Net Israel Ltd., a subsidiary of the Company, entered into a transition and separation agreement, which established the terms and conditions of his employment during a transition period from the effective date of this agreement through February 1, 2025. The transition and separation agreement replaced the employment agreement that had been entered into, effective September 12, 2017, with R2Net Israel Ltd., a subsidiary of the Company, as amended by that amendment dated March 15, 2022.

Pursuant to the transition and separation agreement, during the transition period, Mr. Edelman continued to receive the same salary and benefits set forth in his employment agreement, except that Mr. Edelman was not entitled to receive any new awards under the Company’s STIP and LTIP. The benefits that continued under the employment agreement during the transition period included: (i) participation in benefit plans made available to senior executives of the Company, (ii) certain social benefit arrangements, including a pension arrangement, severance arrangement and study fund, and (iii) sick leave, recreation pay, vacation and travel allowance benefits.

In addition, under the terms of the transition and separation agreement, because he remained employed in good standing through his termination date of February 1, 2025, Mr. Edelman became entitled to: (i) the full portion of any STIP bonus that would have been earned for the current fiscal year, based on actual achievement; and (ii) continued vesting of each outstanding LTIP award held by Mr. Edelman, subject to the achievement of any performance conditions other than continued employment. These additional vesting benefits superseded any other termination payments or benefits under his employment agreement.

For additional details regarding the benefits Mr. Edelman is entitled to under the transition and separation agreement, see the “Termination Payments” table below.

Special Retention Awards

On October 1, 2024, Mss. Hilson, Singleton and Wooters received special, time-based RSU awards to incentivize their retention during the leadership transition phase. Each retention award provided that the RSUs would vest in full upon a termination without cause of the recipient prior to the applicable vesting date. Each retention award had a grant date value that was approximately equivalent to such recipient’s annual LTIP target for Fiscal 2025. The retention awards for Mss. Hilson and Singleton vested on April 1, 2025. The retention award for Ms. Wooters vested on March 26, 2025, in connection with her departure from the Company.

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Termination Payments

Each of the NEOs is or was party to a termination protection agreement (described in the prior section) or other arrangement with the Company that may entitle them to payments or benefits in the event of:

◆	Involuntary termination of employment without cause;

◆	Termination due to death;

◆	Termination due to disability;

◆	Voluntary termination with good reason within one year following a change of control; and

◆	Involuntary termination without cause following a change of control.

The key terms of those payments or benefits are described in the prior section, “NEO Agreements—Termination Protection Agreements” and “NEO Agreements—Other Agreements.” Below is a description of the treatment of equity awards under the Omnibus Plan and applicable award agreements following a change in control or certain termination events.

Change of Control

Under the Omnibus Plan and award agreements, in the event of a corporate event or transaction involving the Company, a subsidiary and/or an affiliate, equity awards will be adjusted in such manner as the Human Capital Management & Compensation Committee shall determine. Under the terms of the Omnibus Plan, if a change of control occurs, unless otherwise prohibited by applicable law, or unless the Human Capital Management & Compensation Committee determines otherwise in an award agreement, the Human Capital Management & Committee may (but is not required to) make adjustments in the terms of outstanding awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the change of control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Human Capital Management & Compensation Committee). While it is the Human Capital Management & Compensation Committee’s intention in the event of a change of control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above, as the Human Capital Management & Compensation Committee is unable to predict the exact circumstance of any change of control, it is considered prudent to reserve the discretion of considering alternatives (iii), (iv) and (v).

Based on award agreements for outstanding awards, if the awards are not assumed or substituted upon a change of control, the RSUs will each fully vest and the PSUs will vest on a pro-rated basis, based on the number of calendar days that have elapsed during the performance period through the change of control and based on actual performance to the time of the change of control compared to pro-rated performance targets. If awards are assumed or substituted upon a change of control, the RSUs will each continue to vest in accordance with their existing vesting schedule and the PSUs will be converted to time-based vesting units with a value equal to the value of the units that would have vested at the time of the change of control if the awards were not assumed or substituted, and such remaining award shall be subject to time-based vesting for the original performance period. Following the change of control, such modified awards will be subject to full vesting upon termination without cause within one year. The values shown in the table below assume the assumption or substitution of the awards upon a change in control.

Death or Disability

If any of the NEOs had died or were terminated due to disability during Fiscal 2025, a pro rata portion of the unvested time-based RSUs would have vested early and a pro rata portion of the unvested PSUs would have vested early, but in each case only if such awards were granted at least six months prior to the termination date. The number of pro-rated PSUs that would have vested early would have been based on: (i) target performance if such

SIGNET JEWELERS	72	2025 PROXY STATEMENT

TERMINATION PAYMENTS

termination occurred prior to the end of the applicable performance period; or (ii) actual performance if such termination occurred after the applicable performance period. The value of early vesting due to death and disability is shown in the Termination Payments table below. See “NEO Agreements” above for additional information concerning death and disability benefits available to the NEOs.

Retirement

In March 2022, the retirement definition across all compensation and retirement benefit programs was harmonized as the attainment of age 60 and five years of service. The harmonized definition applies to awards and grants made on or after March 18, 2022 for all NEOs, except Mr. Edelman whose retirement age was already age 60. The retirement treatment for LTIP grants made on or after March 18, 2022 provide for continued vesting and payout of an LTIP award post-retirement such that the full amount is earned (rather than a pro-rated amount), subject to actual performance achievement for performance-based awards, to the extent the retirement event occurs at least six months from the grant date. LTIP grants made prior to March 18, 2022 had an age 65 retirement definition and include pro-rata vesting. As of the last day of Fiscal 2025, Mss. Drosos, Hilson and Singleton had attained the retirement age under the harmonized retirement definition, as well as the five years of service requirement. Ms. Drosos was eligible for retirement and her retirement date was the last date of Fiscal 2025. As such, all of her unvested LTIP grants will continue to vest such that the full amount is earned, subject to performance achievement and all of her grants were held for six months, prior to her retirement date. The value of the foregoing unvested grants can be seen in the Outstanding Equity at Fiscal Year End table.

SIGNET JEWELERS	73	2025 PROXY STATEMENT

TERMINATION PAYMENTS

Termination Payments Table

The table below reflects the amount of compensation payable under the arrangements described in the “NEO Agreements” to the individuals serving as NEOs upon a termination of employment: (i) by the Company without cause; (ii) due to death; (iii) due to disability; and (iv) by the Company without cause or by the NEO for Good Reason within one year following a change in control, in each case assuming that the NEO’s employment had been terminated as of February 1, 2025, the last day of Fiscal 2025. With respect to Mss. Singleton and Wooters and Mr. Edelman, the amounts set forth below reflect the actual payments such NEO received or will be entitled to receive from the Company following their termination of employment. With respect to Ms. Drosos, the amounts she received or will be eligible to receive as a result of her retirement are disclosed in the second table below.

In calculating these estimated values, each table uses an NYSE closing market price of $59.23 per share as of January 31, 2025 (since February 1, 2025 was a Saturday) for purposes of valuing the equity-based termination benefits.

NEO		Involuntary Termination Without Cause(1)	Death(1)	Disability(1)	Involuntary Termination Without Cause with a Change in Control; and Voluntary Resignation for Good Reason within 1-year following Change in Control(1)
J.K. Symancyk
	Cash Severance:
	Base salary	$2,100,000	$700,000	$—	$2,100,000
	Bonus(2)	$3,570,000	$—	$—	$3,570,000
	Total cash severance	$5,670,000	$700,000	$—	$5,670,000
	Long-term Incentives:
	PSU Vesting(3)	$—	$—	$—	$—
	RSU Vesting(4)	$2,115,103	$—	$—	$2,115,103
	Total value of long-term incentives:	$2,115,103	$—	$—	$2,115,103
	Benefits and perquisites	$14,771	$—	$—	$22,157
	Total	$7,799,874	$700,000	$—	$7,807,260
Joan M. Hilson
	Cash Severance:
	Base salary	$1,335,000	$445,000	$—	$1,335,000
	Bonus(2)	$89,250	$89,250	$89,250	$1,758,000
	Total cash severance	$1,424,250	$534,250	$89,250	$3,093,000
	Long-term Incentives:
	PSU Vesting(3)	$1,445,277	$1,445,277	$1,445,277	$2,500,160
	RSU Vesting(4)	$2,221,954	$584,719	$584,719	$2,941,658
	Total value of long-term incentives:	$3,667,231	$2,029,995	$2,029,995	$5,441,818
	Benefits and perquisites	$11,184	$—	$—	$11,184
	Total	$5,102,665	$2,564,245	$2,564,245	$8,546,002

SIGNET JEWELERS	74	2025 PROXY STATEMENT

TERMINATION PAYMENTS

NEO		Involuntary Termination Without Cause(1)	Death(1)	Disability(1)	Involuntary Termination Without Cause with a Change in Control; and Voluntary Resignation for Good Reason within 1-year following Change in Control(1)
Jamie Singleton
	Cash Severance:
	Base salary	$1,335,000	$—	$—	$—
	Bonus(2)	$1,112,500	$—	$—	$—
	Total cash severance	$2,447,500	$—	$—	$—
	Long-term Incentives:
	PSU Vesting(3)	$2,485,034	$—	$—	$—
	RSU Vesting(4)	$1,297,729	$—	$—	$—
	Total value of long-term incentives:	$3,782,763	$—	$—	$—
	Benefits and perquisites	$5,199	$—	$—	$—
	Total	$6,235,462	$—	$—	$—
Rebecca Wooters
	Cash Severance:
	Base salary	$1,005,000	$—	$—	$—
	Bonus(2)	$502,500	$—	$—	$—
	Total cash severance	$1,507,500	$—	$—	$—
	Long-term Incentives:
	PSU Vesting(3)	$688,607	$—	$—	$—
	RSU Vesting(4)	$980,849	$—	$—	$—
	Total value of long-term incentives:	$1,669,456	$—	$—	$—
	Benefits and perquisites	$15,602	$—	$—	$—
	Total	$3,192,558	$—	$—	$—
Oded Edelman(5)
	Cash Severance:
	Base salary	$—	$—	$—	$—
	Bonus(2)	$—	$—	$—	$—
	Total cash severance	$—	$—	$—	$—
	Long-term Incentives:
	PSU Vesting(3)	$990,426	$—	$—	$—
	RSU Vesting(4)	$514,472	$—	$—	$—
	Total value of long-term incentives:	$1,504,898	$—	$—	$—
	Benefits and perquisites	$—	$—	$—	$—
	Total	$1,504,898	$—	$—	$—

(1)

The termination payments reflected herein for Mr. Symancyk and Ms. Hilson represent the amounts that would be payable pursuant to their respective termination protection agreement, subject to such NEO’s execution of a release of claims and compliance with restrictive covenants. The termination payments reflected herein for: (i) Mss. Singleton and Wooters represents the amounts such NEO received or is entitled to receive pursuant to their respective amended and restated termination protection agreement in connection with their departure from the Company effective May 2, 2025. and March 21, 2025, respectively; and (ii) Mr. Edelman represents the amount such NEO received or is entitled to pursuant to his transition and separation agreement, dated October 20, 2024, in connection with his departure from the Company effective February 1, 2025, in each case subject to the assumptions described in the footnotes below.

(2)

In the event of a termination due to death or disability, Mr. Symancyk and Ms. Hilson would be entitled to the annual bonus that such NEO would have received for the full fiscal year in which the termination occurred, based on actual performance, pro-rated for the number of calendar days

SIGNET JEWELERS	75	2025 PROXY STATEMENT

TERMINATION PAYMENTS

employed during the fiscal year (or “pro-rated actual bonus”). In the event of an involuntary termination without cause, (i) Mr. Symancyk would receive his pro-rated actual bonus and an amount equal to 1.5 times his target bonus, (ii) Mr. Edelman received his pro-rated actual bonus, and (iii) each of Mss. Hilson, Singleton and Wooters would receive their full annual bonus, based on actual performance, without proration. Because their termination of employment occurred in Fiscal 2026, each of Mss. Singleton and Wooters will be entitled to receive their full annual bonus, based on actual performance, for Fiscal 2026; accordingly, the amount disclosed above for Mss. Singleton and Wooters assumes target performance, which may be higher or lower than actual performance. In the event of an involuntary termination without cause or resignation for good reason within one year after a change of control, each of Mr. Symancyk and Ms. Hilson would be entitled to their pro-rated actual bonus and an amount equal to 1.5 times their target bonus.

(3)

In the event of an involuntary termination without cause, each NEO would be entitled to receive (or received, as applicable) the number of PSUs that would have vested based on actual performance, pro-rated for the number of calendar days employed during the applicable vesting period, except for (i) Mss. Hilson and Singleton, who would be entitled or became entitled, respectively, to receive continued vesting of the full award based on actual performance (without proration) because they have reached the retirement eligible age and minimum years of service requirement; and (ii) Mr. Edelman, who became entitled to receive continued vesting of the full award based on actual performance (without proration) pursuant to the terms of his transition and separation agreement. In the event of a termination due to death or disability, if the PSU award was granted at least six months prior to such termination date, then the PSUs would vest based on target performance, pro-rated based on the number of calendar days employed during the applicable vesting period, except that if such death or disability occurs after the end of the performance period for an award, then the pro-rated portion of such PSUs would vest based on actual performance. In the event of a change in control, the table assumes that awards are substituted in connection with the transaction and PSU awards will convert to time-based restricted stock unit awards, based on actual performance through the time of the change of control compared to pro-rated performance targets. For purposes of determining the value of any awards that would vest based on actual performance, the above table: (i) uses the actual level of performance achieved of 50.29% for PSUs granted in Fiscal 2023; and (ii) assumes target level performance for PSUs granted in Fiscal 2024 and Fiscal 2025, which may be higher or lower than actual performance at the time of such trigger event.

(4)

Time-based RSUs include awards granted in Fiscal 2023, 2024 and Fiscal 2025. In the event of a termination without cause or, if the RSU award was granted at least six months prior to such termination date, due to death or disability, then each NEO would be entitled to receive (or received, as applicable) a number of RSUs equal to the total number of unvested RSUs then-remaining, pro-rated for the number of calendar days employed during the applicable vesting period, except for (i) Mss. Hilson and Singleton, who would be entitled or became entitled, respectively, to receive continued vesting of the full RSU award because they have reached the retirement eligible age and minimum years of service requirement; and (ii) Mr. Edelman, who became entitled to receive continued vesting of the full RSU award based on actual performance (without proration) pursuant to the terms of his transition and separation agreement. In the event of a change in control, the table assumes that the applicable RSUs would be substituted in connection with the transaction. In addition, the RSUs for Mss. Hilson, Singleton and Wooters include full vesting of a special, one-time retention grant of RSUs in the event of a termination without cause.

(5)

Mr. Edelman’s non-equity compensation would be paid in New Israeli Shekels (NIS). The amounts relating to base salary would be based on the USD amounts set forth above and converted to NIS prior to payment. The amounts relating to benefits and perquisites were based on certain amounts in NIS; for purposes of this presentation, these amounts have been converted to USD based on a conversion rate of $0.2752 to 1 NIS (the monthly average conversion rate in January 2025).

NEO		Retirement(1)
Virginia C. Drosos
	Cash Severance:
	Base salary	$—
	Bonus(2)	$—
	Total cash severance	$—
	Long-term Incentives:
	PSU Vesting(2)	$9,874,965
	RSU Vesting(2)	$5,111,964
	Total value of long-term incentives:	$14,986,929
	Benefits and perquisites	$—
	Total	$14,986,929

(1)

The termination payments reflected herein for Ms. Drosos represent the amounts she received or is entitled to receive pursuant to her amended and restated termination protection agreement in connection with her retirement from the Company effective November 4, 2024.

(2)

Upon her retirement, Ms. Drosos became entitled to receive continued vesting of each PSU award based on actual performance and each RSU award, in each case without proration because she had reached the retirement eligible age and minimum years of service requirement. For purposes of determining the value of the PSU awards, the above table assumes that the level of performance achieved was 50.29% for PSUs granted in Fiscal 2023 and target for PSUs granted in Fiscal 2024 and Fiscal 2025, which may be higher or lower than actual performance.

Except as otherwise disclosed herein, the amounts reported in the tables above are hypothetical amounts based on the disclosure of compensation information about the NEOs. Actual payments will depend on the circumstances and timing of any termination of employment or other triggering event, and compliance with confidentiality, non-solicitation and non-competition restrictions (see “NEO Agreements” above).

SIGNET JEWELERS	76	2025 PROXY STATEMENT

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following estimate of the relationship of the median annual total compensation of our employees and the annual total compensation of J.K. Symancyk, our Chief Executive Officer on the determination date used to identify our median employee.

Ratio

Below is the Fiscal 2025 annual total compensation of our CEO, the Fiscal 2025 annual total compensation for our median employee, and the ratio of the Fiscal 2025 annual total compensation of our CEO compared to our median employee:

CEO Pay Ratio

CEO Fiscal 2025 Total Annual Compensation	$6,448,912

Median Employee Fiscal 2025 Total Annual Compensation	$27,283

CEO to Median Employee Pay Ratio	236:1

Methodology for Calculating CEO Fiscal 2025 Total Annual Compensation

In light of our leadership change in Fiscal 2025 and in accordance with SEC rules, we elected to annualize the compensation of J.K. Symancyk, who was serving as our CEO on the determination date used to identify our median employee. To annualize Mr. Symancyk’s compensation:

◆	we annualized his base salary to $1,400,000 (from the $350,000 reported in the Summary Compensation Table);

◆	we annualized his employee benefit for DCP matching contributions to $56,000 (from the $4,308 reported in the Summary Compensation Table); and

◆	we annualized his employee benefit for life and disability insurance premiums to $8,004 (from the $616 reported in the Summary Compensation Table).

We did not annualize the value of the stock awards received by Mr. Symancyk in Fiscal 2025, as the full grant date value of those awards is already included in Mr. Symancyk’s Fiscal 2025 compensation. Similarly, we did not annualize Mr. Symancyk’s: (i) $1,500,000 signing bonus; or (ii) $82,459 relocation benefit, as each of those were one-time benefits with the full amount already included in Mr. Symancyk’s Fiscal 2025 compensation.

SIGNET JEWELERS	77	2025 PROXY STATEMENT

CEO PAY RATIO

Methodology for Median Employee

The following information was used to identify the median of the annual total compensation of all team members (other than the CEO) in Fiscal 2025:

POPULATION

The median employee was identified using pay for those team members (other than the CEO) who were actively employed on the determination date of December 31, 2024, by Signet or one of its consolidated subsidiaries, including Diamonds Direct, Blue Nile, and Rocksbox. Countries that were included in the analysis included the United States, the United Kingdom, and Canada.

The total employee population in these countries as of the determination date consisted of 27,393 full-time, part-time, and seasonal individuals.

An aggregate of 554 employees from Israel (119), India (236), and Botswana (199) were excluded from the analysis (comprising less than 5% of the total population of 27,947 employees as of the determination date), as permitted in the guidelines for the CEO Pay Ratio.

MEDIAN EMPLOYEE

To determine the median employee, the Company included actual base pay plus (as applicable) overtime, bonus, paid time off and commissions, paid during the calendar year.

The median employee was a part-time Jewelry Consultant who worked 12 months during calendar year 2024 and is located in the United States.

The median employee’s total annual compensation for Fiscal 2025 consisted of total wages of $24,473, plus $2,692 of overtime, bonus, paid time-off and commissions, plus $118 in Company-paid premiums for life and disability insurance. The resulting median employee total compensation (shown above) of $27,283 was used in the CEO to Median Employee Pay Ratio calculation.

PAY RATIO

CEO to Median Pay Ratio is 236:1.

Evaluating the CEO Pay Ratio Disclosure

Similar to other large retailers, a sizeable portion of the Company’s workforce is employed on a part-time or seasonal basis. Of Signet’s 27,393 team members in the U.S., U.K. and Canada as of December 31, 2024, the date of determination, 12,483, or 45.6%, were part-time or seasonal and the remaining 14,910, or 54.4%, were full-time. For these reasons, as well as the flexibility allowed by the SEC in calculating this ratio, the Company’s pay ratio may not be comparable to pay ratios at other companies.

SIGNET JEWELERS	78	2025 PROXY STATEMENT

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive “compensation actually paid” (“CAP”) and the Company’s financial performance.
The following table sets forth information on CAP to our PEO (principal executive officer) and (on average) to our other NEOs
(“non-PEO
NEOs”) during the specified years alongside TSR and net income metrics, as well as the Company-selected measure of Comparable Sales. The Company selected Comparable Sales as the most important in linking CAP to our NEOs and Company performance, as this metric was used in our STIP, as described under “CDA—Elements of NEO Compensation—Annual Bonus under the
Short
-Term Incentive Plan (STIP)” above.

							Based on $100 initial investment

Fiscal Year	Summary Compensation Table Total for PEO (J.K. Symancyk, CEO)	Summary Compensation Table Total for PEO (Virginia Drosos, Former CEO)	Compensation Actually Paid to PEO (J.K. Symancyk, CEO)	Compensation Actually Paid to PEO (Virginia Drosos, Former CEO)	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid for non-PEO NEOs	Total Shareholder Return (1)	Peer Group Total Shareholder Return (1)	Net Income (Loss)	Comparable Sales

2025	$5,339,832	$10,274,256	$4,052,486	($2,924,678)	$4,234,018	$1,138,594	$256.67	$209.03	$61,200,000	(3.40%)

2024	$—	$9,043,869	$—	($420,343)	$2,140,241	$474,534	$428.34	$176.81	$810,400,000	(11.60%)

2023	$—	$11,029,154	$—	($7,857,982)	$2,449,760	($941,634)	$320.87	$153.74	$376,700,000	(6.10%)

2022	$—	$12,953,460	$—	$66,134,668	$3,265,792	$12,448,442	$356.56	$158.94	$769,900,000	48.0%

2021	$—	$12,184,594	$—	$29,748,584	$2,781,338	$6,343,711	$168.34	$119.68	($15,200,000)	9.9%

(1)
Peer group total shareholder return (“TSR”) reflects the Company’s peer group “S&P 500 Specialty Retail Index” as reflected in our Fiscal 2025 Annual Report on Form
10-K
pursuant to Item 201(e) of Regulation
S-K.
The amount for each year for Company and peer group TSR reflects what the cumulative value of $100 would be, including reinvestment of dividends, if the $100 was invested on February 1, 2020.

NEOs included in the above compensation columns include the following:

Fiscal Year (1)	PEO	Non-PEO NEOs

2025	J.K. Symancyk	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman

2024	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman

2023	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman

2022	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman

2021	Virginia C. Drosos	Joan M. Hilson, Jamie L. Singleton, Rebecca Wooters, Oded Edelman

(1)	There were two CEOs in Fiscal 2025: Virginia Drosos and J.K. Symancyk who transitioned into the CEO role on November 4, 2024.

SIGNET JEWELERS	79	2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Reconciliation of Summary Compensation Table Totals to CAP Totals
The following table reconciles the Summary Compensation Table Total amounts to CAP for each of the CEO and the average of the non-PEO
NEOs.

	Fiscal Year	Summary Compensation Table Total		Value of Stock Awards in Summary Compensation Table Total		Value of Equity Compensation Included in CAP under SEC Rules		Compensation Actually Paid
CEO—J.K. Symancyk	2025	$5,339,832	-	$3,402,449	+	$2,115,103	=	$4,052,486
CEO—Virginia C. Drosos	2025	$10,274,256	-	$8,725,785	+	($4,473,149)	=	($2,924,678)
	2024	$9,043,869	-	$7,514,588	+	($1,949,624)	=	($420,343)
	2023	$11,029,154	-	$8,908,930	+	($9,978,206)	=	($7,857,982)
	2022	$12,953,460	-	$6,814,324	+	$59,995,532	=	$66,134,668
	2021	$12,184,594	-	$6,145,991	+	$23,709,981	=	$29,748,584
Average non-PEO NEOs	2025	$4,234,018	-	$3,370,445	+	$275,021	=	$1,138,594
	2024	$2,140,241	-	$1,328,566	+	($337,140)	=	$474,534
	2023	$2,449,760	-	$1,511,407	+	($1,879,987)	=	($941,634)
	2022	$3,265,792	-	$1,203,834	+	$10,386,485	=	$12,448,442
	2021	$2,781,338	-	$1,032,718	+	$4,595,090	=	$6,343,711
The table below provides the following components of
the
value of equity compensation included in CAP for the periods indicated, determined in accordance with SEC methodology for this disclosure:

◆	For awards granted during the applicable fiscal year (and which were still outstanding as of the end of such fiscal year), the fiscal year end value;

◆	For awards granted during prior years that were still outstanding as of the applicable fiscal year end, the change in value as of the applicable fiscal year end compared to the prior fiscal year end;

◆	For awards granted in prior fiscal years that vested during the applicable fiscal year, the change in value as of the vesting date compared to the value as of the prior fiscal year end; and

◆
For any awards that vested during the applicable fiscal year, the value of any dividend equivalents that accrued during the vesting period with respect to those awards and were paid out at the same time as the underlying awards, as of the vesting date.

	Fiscal Year	Fiscal Year End Value of Current Year Awards Outstanding as of Fiscal Year End		Change in Value as of Fiscal Year-End for Prior Year Awards Outstanding as of Fiscal Year-End			Change in Value as of Vesting Date for Awards that Vested During the Fiscal Year			Accrued Dividends Paid for Awards that Vested During the Fiscal Year		Value of Equity for CAP Purposes

CEO—J.K. Symancyk	2025	$2,115,103	+		$—	+		$—	+	$—	=	$2,115,103

CEO—Virginia C. Drosos	2025	$5,465,034	+		($9,867,387)	+		($70,795)	+	$—	=	($4,473,149)
	2024	($143,939)	+		($598,316)	+		($1,207,369)	+	$—	=	($1,949,624)
	2023	$546,793	+		($3,478,125)	+		($7,046,874)	+	$—	=	($9,978,206
	2022	$11,043,563	+		$20,998,966	+		$27,857,495	+	$95,508	=	$59,995,532

	2021	$29,135,318	+		($4,260,334)	+	-$	1,301,560	+	$136,557	=	$23,709,981
Average non-PEO NEOs	2025	$2,036,120	+		($1,707,212)	+		($53,886)	+	$—	=	$275,021
	2024	($25,448)	+		($102,403)	+		($209,289)	+	$—	=	($337,140)
	2023	$95,271	+		($584,807)	+		($1,390,450)	+	$—	=	($1,879,987)
	2022	$1,956,329	+		$5,549,224	+		$2,876,577	+	$4,355	=	$10,386,485

	2021	$4,949,043	+	-$	377,682	+		$19,626	+	$4,103	=	$4,595,090
Fair value or change in fair value, as applicable, of equity awards was determined for RSU and RSA awards based on the closing stock price on the last business day of the applicable fiscal year or, in the case of the vesting dates, the actual stock price on the vesting date compared to values from the beginning of such fiscal year based on the

SIGNET JEWELERS	80	2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE

closing stock price on the first business day of such fiscal year. For PSU awards, the same stock price methodology was utilized, and performance achievement was applied based on the probability of achievement as previously disclosed at the end of each fiscal year. For amounts based on fiscal year end stock prices, the following prices were used: Fiscal 2025 price of $59.23 (down 39.8% from the beginning of the year), Fiscal 2024 price of $100.27 (up 31.6% from the beginning of the year), Fiscal 2023 price of $76.00 (down 11.8% from the beginning of the year), Fiscal 2022 price of $85.44 (up 105.4% from the beginning of the year), and Fiscal 2021 price of $40.62 (up 68.3% from the beginning of the year).
Most Important Measures Linking CAP During Fiscal 2025 to Company Performance
The following table discloses the most important measures used by the Company to link CAP to our NEOs to Fiscal 2025 performance. For further information regarding these performance metrics and their function in our executive compensation program, see the CDA section above.

Most Important Measures
Comparable Sales	Adjusted Operating Income	U.S. Market Share	Free Cash Flow	Revenue
Relationship Between CAP and Financial Performance
The following graphs demonstrate the relationship between the CAP amounts and each of (a) Company and peer group TSR, (b) net income (loss), and (c) Comparable Sales, in each case, which are included in the pay versus performance table above. As noted above, CAP for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to the CEO and other NEOs during the applicable years.
Compensation Actually Paid versus Total Shareholder Return

SIGNET JEWELERS	81	2025 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Compensation Actually Paid versus Net Income (Loss)

Compensation Actually Paid versus Comparable Sales

SIGNET JEWELERS	82	2025 PROXY STATEMENT

Equity Compensation Plan Information

The following table sets forth certain information, as of February 1, 2025, concerning Common Shares authorized for issuance under the Company’s equity compensation plans.

	Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(3) (c)

Equity compensation plans approved by security holders	1,745,011	$37.66	2,819,083

Equity compensation plans not approved by security holders	—	$—	—

Total	1,745,011	$37.66	2,819,083

(1)

Securities indicated include non-qualified stock options, RSUs and PSUs issued under the 2009 and 2018 Omnibus Plans. PSUs included reflect vesting upon achievement of maximum levels of applicable performance conditions.

(2)	Excludes any unvested RSUs and PSUs.

(3)	The shares remaining available for issuance may be issued in the form of stock options, restricted shares, RSUs and PSUs or other stock awards under the Omnibus Plan.

SIGNET JEWELERS	83	2025 PROXY STATEMENT

Shareholder Q&A

When and where can I find the Proxy Statement and Internet Notice?

The Signet Proxy Statement and Internet Notice were filed with the SEC and published on the Annual Meeting website, www.proxydocs.com/SIG, on May 19, 2025. The Internet Notice will be emailed or mailed to shareholders on or around May 19, 2025. The Signet Annual Report on Form 10-K for Fiscal 2025 was filed with the SEC on March 19, 2025, and is published on the Company’s website. Hard copies of Signet’s proxy materials will be mailed to those shareholders who have requested them on or around May 19, 2025.

What is included in Signet’s proxy materials?

Signet’s proxy materials include the Proxy Statement, a proxy card for voting, and Annual Report to Shareholders for Fiscal 2025. In accordance with SEC rules, Signet emails or mails many shareholders the Internet Notice informing them of the availability of proxy materials on its Annual Meeting website at www.proxydocs.com/SIG. The Internet Notice, when mailed to shareholders, also incorporates Signet’s Proxy Voting Instructions that may be returned by mail, as set forth in “How do I vote?” below.

How do I register my email address for email delivery of the proxy materials?

You can register your email address for email delivery of proxy materials by following the process established by your broker, or by internet at www.proxyvote.com.

Signet encourages shareholders to take advantage of the availability of proxy materials on the 2025 Annual Meeting website, www.proxydocs.com/SIG and register for email delivery. This allows the Company to significantly reduce its printing and postage costs while ensuring timely delivery to shareholders and supporting the Company’s commitment to environmental stewardship.

What will I receive if I register for email delivery?

Shareholders registered for email delivery of Signet proxy materials will receive an email on or around May 19, 2025. The email will contain a link to proxy materials available on the Annual Meeting website and details on how to vote.

How do I request a hard copy of the proxy materials?

Instructions for requesting a hard copy of Signet’s proxy materials can be found on the Internet Notice, a copy of which is posted on the Annual Meeting website, www.proxydocs.com/SIG. You can also request a hard copy using the same contact details provided under “How do I register my email address for email delivery of proxy materials?” above.

Internet: Telephone: Email:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com

If requesting a hard copy of proxy materials by email, please send a blank email and include in the subject line the information that is printed in the box marked by an arrow that was included on the Internet Notice. Please make your request on or before June 17, 2025 to facilitate timely delivery.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting, and any postponement(s) or adjournment(s) thereof, if you owned Common Shares as of the close of business on May 6, 2025, the record date for the Meeting. On the record date there were 41,381,011 Common Shares issued and outstanding, excluding treasury shares. Each issued and outstanding Common Share is entitled to one vote on each matter at the Meeting.

SIGNET JEWELERS	84	2025 PROXY STATEMENT

SHAREHOLDER Q&A

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of record	Beneficial owner of shares held in street name

If your shares were registered directly in your name with one of Signet’s registrars (Equiniti for US shareholders, and MUFG Corporate Markets for UK and other non-US shareholders) on the record date, you are considered the shareholder of record for those shares.

If your shares were registered with a broker, bank or other nominee on the record date, you are considered a beneficial owner of shares held in street name.

Signet’s Internet Notice or hard copy proxy materials will be provided directly to you.	Signet’s Internet Notice or hard copy proxy materials will be forwarded to you by that entity, which is considered the shareholder of record for those shares. Your broker, bank or other nominee will send you details on how to vote your shares, and you must follow their instructions to vote.

How can I attend the virtual Annual Meeting?

The Company has elected to hold the Annual Meeting virtually and be conducted exclusively by a live audio webcast.

If you are a shareholder of record as of the close of business on May 6, 2025, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting, vote your shares and submit questions online during the meeting by visiting www.virtualshareholdermeeting.com/SIG2025. You will need to enter the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you are a beneficial owner holding your shares in street name as of the close of business on May 6, 2025, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder.

The online meeting will begin promptly at 11:30 a.m., Eastern time. We encourage you to access the meeting prior to the start time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/SIG2025, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions).

What can I do if I need technical assistance during the Annual Meeting?

If you encounter any difficulties accessing or participating in the virtual Annual Meeting webcast, please call the technical support number that will be posted on the virtual meeting website log-in page.

Why is the Company holding a virtual Annual Meeting?

In addition to protecting the health and safety of all attendees, we believe there are many benefits to hosting a virtual meeting. The virtual meeting format provides the opportunity for broader shareholder attendance and participation by enabling all shareholders to participate at little to no cost using an Internet-connected device from anywhere around the world, which improves our ability to engage with all shareholders, regardless of size, resources, or physical location. It also allows us to reduce the cost and environmental impact associated with hosting an in-person meeting.

SIGNET JEWELERS	85	2025 PROXY STATEMENT

SHAREHOLDER Q&A

When is broker discretionary voting permitted and what is the effect of broker non-votes?

In accordance with the rules of the New York Stock Exchange (“NYSE”), in circumstances where a broker, bank or other nominee does not receive specific voting instructions from the beneficial owner of the relevant shares, the broker may use his discretion to vote those shares on certain routine matters on the beneficial owner’s behalf. At the Annual Meeting, broker discretionary voting is only permitted with respect to Proposal 2: Appointment of KPMG as Independent Auditor.

A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is a proxy and how does proxy voting work?

A proxy is your legal designation of another person (or persons) to attend and vote your shares at an Annual Meeting on your behalf. The person you so designate is known as your proxy.

You can direct your proxy to vote your shares FOR or AGAINST, or to ABSTAIN from voting with respect to each matter to be voted on at the Annual Meeting. A proxy must vote your shares at the Meeting in accordance with your instructions.

The Board has designated Stash Ptak and Matt Shady, or either of them (each with full power of substitution) as proxies available to shareholders to have their shares voted at the Annual Meeting in accordance with your instructions.

If you appoint a proxy, you may still attend and vote electronically at the Annual Meeting. If you vote at the Meeting, you will have effectively revoked any previously appointed proxies.

What happens if I appoint more than one proxy?

If you authorize your shares to be voted under more than one form of proxy, each proxy must authorize the exercise of rights attaching to different shares held by you. In circumstances where the Company’s registrars receive two or more valid proxy forms in respect of the same share(s) and the same meeting, the form dated last will be treated as replacing and revoking the other(s).

If you appoint a proxy designated by the Board but do not provide voting instructions, the shares represented by your proxy will be voted in accordance with the recommendation of the Board.

If you submit voting instructions but do not name a proxy, the Chair of the Meeting will be appointed as your proxy.

SIGNET JEWELERS	86	2025 PROXY STATEMENT

SHAREHOLDER Q&A

What proposals are being voted on at the Annual Meeting, what vote is required to approve each proposal and what is the effect of abstentions and broker non-votes?

Proposal	Board’s Recommendation	Vote Required to Approve	Effect of Abstentions	Effect of Broker Non-Votes

1. Election of Directors	FOR each Director nominee	Majority of the votes cast FOR each Director nominee	No effect — not counted as votes cast	No effect — not counted as votes cast

2. Appointment of KPMG as Independent Auditor and authorization of the Audit Committee to determine its compensation.	FOR	Majority of the votes cast FOR	No effect — not counted as votes cast	Not applicable — broker discretionary voting is permitted

3. Approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers (the “Say-on-Pay” vote)	FOR	Majority of the votes cast FOR (advisory only)	No effect — not counted as votes cast	No effect — not counted as votes cast

How do I vote?

If you are unable to attend and vote electronically at the Annual Meeting, details of how you can appoint a proxy to vote on your behalf at the Meeting, and any postponement(s) or adjournment(s) thereof, can be found in the table below.

Method	Details	Additional Notes

By internet:	www.proxyvote.com	Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You may access the voting site directly, or through the Annual Meeting website at www.proxydocs.com/SIG.

By telephone:	1-800-690-6903	Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

By mail:	Mark, sign and date your proxy card and return it in the postage-paid envelope Broadridge Financial Solutions, Inc. (“Broadridge”) has provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.	Your Proxy Voting Instructions must be signed to be valid. If signed under a power of attorney or other authority, a copy of this authority must be sent to Broadridge with your Proxy Voting Instructions.

Deadline for receipt by Broadridge:	11:59 p.m., Eastern Time on June 30, 2025 (4:59 a.m. British Summer Time) for shares held directly and by 11:59 p.m. Eastern Time on June 28, 2025 (4:59 a.m. British Summer Time) for shares held in a plan.

Submitting proxy instructions will not prevent a shareholder from virtually attending the Annual Meeting.

SIGNET JEWELERS	87	2025 PROXY STATEMENT

SHAREHOLDER Q&A

Can I change my proxy appointment and/or voting instructions?

You can change your proxy appointment and/or voting instructions before the deadline of 11:59 p.m., Eastern Time (4:59 a.m. British Summer Time) on June 30, 2025 for shares held directly and by 11:59 P.M. Eastern Time on June 28, 2025 (4:59 a.m. British Summer Time) for shares held in a Plan by re-submitting your vote as detailed in “How do I vote?” above.

In circumstances where two or more valid forms in respect of the same share(s) and the same meeting are received, the form dated last will be treated as replacing and revoking the other(s).

You may also attend the Annual Meeting virtually and change your vote by voting electronically at the Meeting.

If you are a beneficial owner of shares held in street name and you vote by proxy, you may change your vote by submitting new instructions to your broker, bank or other nominee in accordance with that entity’s procedure.

Can I revoke the appointment of my proxy without appointing another?

If you are a shareholder of record, you can revoke the appointment of your proxy at any time before your shares are voted by submitting a written notice of revocation to Broadridge. Contact details can be found in the table under the heading “How do I vote?” above.

You can also revoke the appointment of your proxy by virtually attending the Annual Meeting and voting. By voting at the Meeting, you will have effectively revoked any previously appointed proxies.

Beneficial owners of shares held in street name must follow the instructions of their broker, bank or other nominee to revoke their voting instructions.

Will my shares be voted if I do nothing?

If you are a shareholder of record and do not appoint a proxy, submit voting instructions or attend the Annual Meeting to vote electronically, your shares will not be voted.

If you are a beneficial owner of shares held in street name, your broker, bank or other nominee may use their discretion to vote your shares with respect to Proposal 2: Appointment of KPMG as Independent Auditor.

What constitutes a quorum in order to transact business at the Annual Meeting?

The presence at the start of the Annual Meeting, virtually or by proxy, of two holders of Common Shares will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are treated as present and are therefore counted in determining the existence of a quorum. The Corporate Secretary will determine whether or not a quorum is present at the Meeting.

How will voting be conducted at the Annual Meeting?

Voting at the Annual Meeting will be conducted by way of a poll. A representative from Broadridge will be in attendance at the Meeting to explain the voting procedure, conduct the poll, count votes and certify the results. As each proposal is introduced to the Meeting, shareholders will be given the opportunity to ask questions relating to such proposal.

When and where can I find the final results of the Annual Meeting?

Final voting results will be available on Signet’s website and reported on a Current Report on Form 8-K filed with the SEC as soon as practicable after the conclusion of the Meeting. The results will confirm the number of votes cast for and against each proposal, as well as abstentions and broker non-votes (where applicable).

What happens if additional matters are presented at the Annual Meeting?

Our management team is not aware of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting.

SIGNET JEWELERS	88	2025 PROXY STATEMENT

SHAREHOLDER Q&A

If other matters are properly presented at the Meeting, your shares will be voted in accordance with the recommendation of the Board if:

◆	You appointed a proxy designated by the Board; or

◆	The Chair of the Meeting was appointed as your proxy because you submitted voting instructions (for other proposals) but did not name a proxy.

How do I submit a shareholder proposal for the Company’s 2026 Annual Meeting of Shareholders?

Shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) will be considered for inclusion in the Company’s 2026 Proxy Statement and proxy card if received in writing by the Corporate Secretary on or before January 19, 2026 unless the date of the 2026 annual meeting of shareholders is changed by more than 30 days from the date of the last annual general meeting, in which case the proposal must be received no later than a reasonable time before the Company begins to print and send its proxy materials. Notice of the proposal must comply with SEC rules, Bye-law 26 of the Company’s Bye-laws and be a proper subject for shareholder action under Bermuda law.

Shareholders who intend to submit nominations to the Board of Directors or present other proposals for consideration at our 2026 annual meeting (other than proposals submitted in accordance with Rule 14a-8 for inclusion in our proxy materials) must comply with all provisions of our Bye-laws with respect to such nominations and proposals and provide timely written notice thereof. To be timely for our 2026 annual meeting, notice must be delivered to our Corporate Secretary at our principal executive offices no earlier than March 3, 2026, and no later than April 2, 2026. However, in the event that our 2026 annual meeting is to be held on a date that is not within 30 calendar days before or after July 1, 2026, to be timely, notice must be so delivered not later than the tenth calendar date following the earlier of the date on which notice of the annual meeting was given to the shareholders or the date on which public announcement of the date of the 2026 annual meeting is first made. The additional procedures detailed in Bye-law 26 and 40 must also be followed, as applicable.

In addition to satisfying the requirements under our Bye-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one-year anniversary date of the annual meeting (for the 2026 annual meeting, no later than May 2, 2026). However, if the date of the 2026 annual meeting is changed by more than 30 days from such anniversary date, then the shareholder must provide notice by the later of 60 days prior to the date of the 2026 annual meeting and the 10th day following the date on which public announcement of the date of the 2026 annual meeting is first made.

Under Bermuda law, shareholders holding not less than five percent of the total voting rights or 100 or more shareholders together may require the Company to give notice to its shareholders of a proposal intended to be submitted at an annual meeting of shareholders. Generally, notice of such a proposal must be received not less than six weeks before the date of the meeting and must otherwise comply with the requirements of Bermuda law.

The Company’s Bye-laws can be found on Signet’s website at www.signetjewelers.com/investors/corporate-governance/documents-and-charters/.

Shareholder proposals should be sent to the Company at 375 Ghent Road, Akron, Ohio 44333, U.S.A., addressed for the attention of the Corporate Secretary.

Why has my household only received a single copy of the Internet Notice?

Shareholders who share a single address will receive a single Internet Notice (or a single set of proxy materials if a hard copy has been requested) unless contrary instructions have previously been received by the Company. This practice, known as “householding,” is permitted under Exchange Act rules and allows the Company to significantly reduce its printing and postage costs and environmental impact. Copies of the Internet Notice and proxy materials can be found on the Annual Meeting website: www.proxydocs.com/SIG, and the Company will promptly deliver,

SIGNET JEWELERS	89	2025 PROXY STATEMENT

SHAREHOLDER Q&A

upon written or oral request, a separate copy of the Internet Notice and/or a full set of proxy materials to any shareholder residing at an address to which only one copy was mailed. Please address any such request to the Corporate Secretary at 375 Ghent Road, Akron, Ohio, 44333 U.S.A. or 330-668-5000. If you would like to receive a single copy in the future rather than multiple copies, please contact the Company in the same way. Copies will be sent promptly and without charge.

Beneficial owners who would like to change the number of copies received should contact their broker, bank or other nominee to request the change.

Who bears the cost of proxy solicitation?

The Company bears the cost of soliciting proxies which may occur by internet, mail and/or telephone. The Company will also request that banks, brokers, custodian nominees and fiduciaries supply proxy materials to beneficial owners of the Company’s Common Shares of whom they have knowledge and reimburse them for their expenses in so doing. Certain Directors, officers and employees of the Company may solicit proxies personally or by mail, email, telephone or fax without additional compensation.

Other Business

We do not anticipate that matters other than those described in this proxy statement will be brought before the meeting for action, but if any other matters should properly come before the meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the discretion of the proxy holders.

BY ORDER OF THE BOARD OF DIRECTORS

Matt Shady
Corporate Secretary

Akron, Ohio
May 19, 2025

SIGNET JEWELERS	90	2025 PROXY STATEMENT

SIGNET JEWELERS LIMITED 375 GHENT ROAD AKRON, OH 44333 ATTN: CORPORATE SECRETARY SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.comor scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 30, 2025 for shares held directly and by 11:59 P.M. Eastern Time on June 28, 2025 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SIG2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 30, 2025 for shares held directly and by 11:59 P.M. Eastern Time on June 28, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V75092-P26113 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SIGNET JEWELERS LIMITED The Board of Directors recommends you vote FOR each nominee listed in Proposal 1, and FOR Proposals 2 and 3 below. 1. Election of twelve members of the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company. Nominees: For Against Abstain For Against Abstain 1a. Helen McCluskey 1b. J.K. Symancyk 1c. André V. Branch 1d. Sandra B. Cochran 1e. R. Mark Graf 1f. Zackery A. Hicks 1g. Sharon L. McCollam 1h. Nancy A. Reardon 1i. Jonathan Seiffer 1j. Brian Tilzer 1k. Eugenia Ulasewicz 1l. Dontá L. Wilson 2. Appointment of KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual Meeting of Shareholders and authorization of the Audit Committee to determine its compensation. 3. Approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxydocs.com/SIG or at www.proxyvote.com. V75093-P26113 SIGNET JEWELERS LIMITED Proxy for the Annual Meeting of Shareholders to be held on July 1, 2025 Solicited on Behalf of the Board of Directors The undersigned, revoking all prior proxies, hereby appoints Stash Ptak and Matt Shady, or either of them, each with full power of substitution and power to act alone, as proxies to vote (in accordance with the accompanying voting instructions or, in the absence of instructions on a matter, in the proxy’s discretion) all the Common Shares which the undersigned would be entitled to vote and acting on all matters which may properly come before the Annual Meeting of Shareholders of Signet Jewelers Limited, to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/SIG2025, at 11:30 a.m., Eastern Time, on Tuesday, July 1, 2025, and at any and all adjournments and postponements thereof, as set forth on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2 AND 3. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED. YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE BY USING THE INTERNET OR TELEPHONE OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE